EXECUTION VERSION
07/27/2011
SECOND AMENDED AND RESTATED
MASTER CREDIT FACILITY AGREEMENT
BY AND AMONG
SUN SECURED FINANCING LLC, a Michigan limited liability company,
ASPEN-FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership,
SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP,
a Michigan limited partnership,
SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company,
SUN HOLLY FOREST LLC, a Michigan limited liability company,
SUN SADDLE OAK LLC, a Michigan limited liability company
AND
PNC BANK, NATIONAL ASSOCIATION
AND
FANNIE MAE
dated as of
July 27, 2011

i

EXHIBITS

EXHIBIT A	Schedule of Mortgaged Properties and Initial Valuations
EXHIBIT B	Fixed Facility Note
EXHIBIT C	Variable Facility Note
EXHIBIT D	Certificate of Borrower
EXHIBIT E	Guaranty
EXHIBIT F	Compliance Certificate
EXHIBIT G-1	Organizational Certificate (Sun Secured Financing LLC, Sun Communities, LLC, Sun Holly Forest LLC, and Sun Saddle Oak LLC)
EXHIBIT G-2	Organizational Certificate (Aspen-Ft. Collins Limited Partnership)
EXHIBIT G-3	Organizational Certificate (Sun Secured Financing Houston Limited Partnership)
EXHIBIT G-4	Organizational Certificate (Guarantor-Sun)
EXHIBIT H	Conversion Request
EXHIBIT I	Master Credit Facility Agreement Conversion Amendment
EXHIBIT J	Rate Form
EXHIBIT K	[INTENTIONALLY DELETED]
EXHIBIT L	Advance Request
EXHIBIT M	Request
EXHIBIT N	Confirmation of Obligations
EXHIBIT O	Expansion Request
EXHIBIT P	Facility Termination Request
EXHIBIT Q	Amendment to Master Credit Facility Agreement
EXHIBIT R	Credit Facility Termination Request
EXHIBIT S	Interest Rate Cap Security, Pledge and Assignment Agreement

APPENDIX I	Definitions

v

SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
     THIS SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT is made as of July 27, 2011, and shall be effective as of the Effective Date (except for Section 1.12, Section 6.01 (as applicable), Section 6.02 and Section 10.04, which shall be effective as of July 27, 2011) by and among (a) (i) SUN SECURED FINANCING LLC, a Michigan limited liability company (“SSF”), (ii) ASPEN-FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership (“Aspen”), (iii) SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership (“Houston”; individually and collectively, SSF, Aspen and Houston, the “Original Borrower”), (iv) SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company (“SCF”), (v) SUN HOLLY FOREST LLC, a Michigan limited liability company (“Forest”), and (iv) SUN SADDLE OAK LLC, a Michigan limited liability company (“Saddle Oak”) (individually and collectively, Original Borrower, SCF, Forest and Saddle Oak, “Borrower”); (b) PNC BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”); and (c) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. (“Fannie Mae”).
RECITALS
     A. Original Borrower and ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Original Lender”) entered into that certain Master Credit Facility Agreement dated as of May 29, 2002 (as amended, modified, restated or supplemented from time to time, the “Original Agreement”) pursuant to which Original Lender agreed to make credit available to Original Borrower under the terms and conditions set forth in the Original Agreement.
     B. The Original Agreement was amended and restated in its entirety pursuant to that certain Amended and Restated Master Credit Facility Agreement dated as of April 28, 2004 (as amended, modified, restated or supplemented from time to time, the “First Restated Agreement”) entered into by Borrower and Original Lender.
     C. All of Original Lender’s right, title and interest in the Original Agreement, the First Restated Agreement and the Loan Documents were assigned to Fannie Mae pursuant to various Assignments of Collateral Agreements and other Loan Documents. Fannie Mae has not assumed (i) any of the obligations of Original Lender under the Original Agreement or First Restated Agreement to make Future Advances or (ii) any of the obligations of Original Lender which are servicing obligations delegated to Original Lender as servicer of the Advances contemplated by the Original Agreement or First Restated Agreement. Lender is the successor to Original Lender. Lender is entering into this Agreement in its capacity as the originator of any Future Advances made hereunder and as the servicer of the Advances. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Original Agreement.
     D. Pursuant to the Original Agreement and First Restated Agreement, Original Lender established a $390,000,000.00 Credit Facility in favor of Borrower, comprised of a Fixed Facility and a Variable Facility.

     E. Borrower and Lender desire to amend and restate the First Restated Agreement in its entirety to, among other things, provide for (i) the terms by which certain Variable Advances may be converted to Fixed Advances, (ii) the extension of the maturity date of the Variable Advances Outstanding as of the date of this Agreement, (iii) the terms by which the Fixed Advances Outstanding as of the date of this Agreement may be extended upon their maturity, and (iv) the modification of certain other terms of the First Restated Agreement as set forth hereinafter.
     F. Borrower owns one or more Manufactured Housing Communities as more particularly described in Exhibit A to this Agreement. As of the Second Restated Agreement Closing Date, the Collateral Pool shall consist of the Mortgaged Properties listed on Exhibit A, and the Credit Facility shall be secured by (i) Security Instruments on the Manufactured Housing Communities listed on Exhibit A and (ii) any other Security Documents executed by Borrower pursuant to this Agreement or any other Loan Documents.
     G. Each Note and Security Document related to the Mortgaged Properties comprising the Collateral Pool is and shall be cross-defaulted (i.e., a default under any Note, Security Document relating to the Collateral Pool and under this Agreement, constitutes a default under each Note, Security Document and this Agreement related to the Mortgaged Properties comprising the Collateral Pool) and cross-collateralized (i.e., each Security Instrument related to the Mortgaged Properties within the Collateral Pool secures all of Borrower’s obligations under this Agreement and the other Loan Documents) and it is the intent of the parties to this Agreement that, after an Event of Default, Lender may accelerate any Note without the obligation, but with the right to accelerate any other Note and that in the exercise of its rights and remedies under the Loan Documents, Lender may, except as provided in this Agreement, exercise and perfect any and all of its rights and remedies in and under the Loan Documents with regard to any Mortgaged Property without the obligation, but with the right to exercise and perfect its rights and remedies with respect to any other Mortgaged Property and that any such exercise shall be without regard to the Allocable Facility Amount assigned to such Mortgaged Property and that Lender may recover an amount equal to the full amount Outstanding in respect of any of the Notes in connection with such exercise and any such amount shall be applied as determined by Lender.
     H. BINDING NATURE OF THIS AGREEMENT: The parties hereto intend that this Agreement be binding upon, and the terms of Sections 1.12, 6.01, 6.02 and 10.04 shall be effective on the Second Restated Agreement Closing Date, and otherwise this Agreement shall be effective on the Effective Date, subject to the provisions and as more fully described in this Agreement.
     NOW, THEREFORE, Borrower, Lender and Fannie Mae, in consideration of the mutual promises and agreements contained in this Agreement, hereby agree to amend and restate the First Restated Agreement in its entirety as follows:

ARTICLE 1
THE COMMITMENT
     Section 1.01. The Commitment.
     Subject to the terms, conditions and limitations of this Agreement:
     (a) Variable Facility Commitment. Lender agrees to make Variable Advances to Borrower from time to time during the Variable Facility Availability Period, subject to requirements of this Agreement. The aggregate principal balance of the Variable Advances Outstanding at any time shall not exceed the Variable Facility Commitment. Except as provided in Section 2.06 of this Agreement, no Variable Advance shall be made as a result of increases in the Valuation of any Mortgaged Property; provided, however, Borrower shall not be precluded from obtaining a release of a Mortgaged Property as otherwise provided herein. Subject to the terms of this Agreement, including Section 10.01, Borrower may re-borrow any part of the Variable Advances which it has previously borrowed and repaid, except any repayment made in connection with regularly scheduled amortization of principal under any Note.
     (b) Fixed Facility Commitment. Lender agrees to make Fixed Advances to Borrower from time to time during the Fixed Facility Availability Period, subject to requirements of this Agreement. The aggregate original principal of the Fixed Advances shall not exceed the Fixed Facility Commitment. Except as provided in Section 2.06 of this Agreement, no Fixed Advance shall be made as a result of increases in the Valuation of any Mortgaged Property; provided, however, Borrower shall not be precluded from obtaining a release of a Mortgaged Property as otherwise provided herein. Subject to the terms of this Agreement, including Section 1.07 and Section 10.01, Borrower may re-borrow as a Variable Advance (but not as a Fixed Advance) any part of a Fixed Advance which it has previously borrowed and repaid, except any repayment made in connection with regularly scheduled amortization of principal under any Note
     Section 1.02. Requests for Advances.
     Borrower shall request an Advance by giving Lender an Advance Request in accordance with Section 2.04. The Advance Request shall indicate whether the Request is for a Fixed Advance, a Variable Advance or both.
     Section 1.03. Maturity Date of Advances; Amortization; Prepayment.
     (a) Variable Advances.
     (i) Maturity Date of Variable Advances. The maturity date of each Variable Advance made on or after the Effective Date shall be May 1, 2023.
     (ii) Amortization of Variable Advances. Any Variable Advance made under this Agreement shall be payable interest only and shall not require amortization until May 1, 2014, after which time such Advance shall require amortization based on the Amortization Period.

     (iii) Prepayment of Variable Advances. Subject to the terms and conditions of Section 3.04 (Procedure for Obtaining Releases of Collateral), Borrower may prepay all or a portion of any Variable Advance pursuant to the prepayment provisions of the applicable Variable Facility Note. Unless Borrower elects to pay the Standby Fee on any prepaid Variable Advance, any prepayment of a Variable Advance shall automatically result in a permanent reduction of the Variable Facility Commitment. No prepayment premium due under a Variable Facility Note shall be deferred as a result of payment of the Standby Fee, and the Variable Facility Fee for Future Advances shall remain subject to determination by Fannie Mae using Fannie Mae’s standard terms in place at the time of such Future Advance taking into account the type of assets in the Collateral Pool, the Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio at the time.
     (iv) Adjustable Rate LIBOR Options for Variable Advance. With respect to any Variable Advance, Borrower shall elect an Adjustable Rate based on either (A) One-Month LIBOR, as more specifically set forth in the applicable Variable Facility Note, or (B) Three-Month LIBOR, as more specifically set forth in the Variable Facility Note.
     (v) Minimum Amount of Variable Advance. No individual Variable Advance shall be made, or permitted to remain Outstanding in an original principal amount of less than $25,000,000 (excluding any paydowns made as a result of amortization). If Borrower elects to repay a portion of a Variable Advance such that the remaining Outstanding principal amount of such Variable Advance is less than $25,000,000, Borrower shall convert such Variable Advance to a Fixed Advance on the date on which the aggregate principal balance of such Variable Advance is paid down below $25,000,000 (excluding any paydowns made as a result of amortization) pursuant to the terms of Section 1.08, Section 1.09 and Section 1.10 of this Agreement. Notwithstanding the foregoing, Lender may consider a request by Borrower to waive the $25,000,000 minimum set forth above based on conditions including: the number of years remaining between the date of such request and the maturity date of the Variable Advance; and/or whether such request is being made in connection with a plan of liquidation and a plan to terminate the Credit Facility.
     (b) Fixed Advances.
     (i) Maturity Date of Fixed Advances. The maturity date of each Fixed Advance Outstanding as of the Second Restated Agreement Closing Date shall be set forth in the applicable Fixed Facility Note. The maturity date of each Fixed Advance made on or after the Effective Date shall be May 1, 2023.
     (ii) Amortization of Fixed Advances. Any Fixed Advance Outstanding as of the Second Restated Agreement Closing Date shall require amortization of principal as set forth in the applicable Fixed Facility Note for such Fixed Advance. Any Fixed Advance made on or after the Effective Date shall be payable interest only and shall not require amortization until May 1, 2014, after which time such Advance shall require amortization based on the Amortization Period and the then Outstanding principal balance.

     (iii) Prepayment of Fixed Advances. Subject to the terms and conditions of Section 3.04 (Procedure for Obtaining Releases of Collateral), Borrower may prepay all or a portion of any Fixed Advance pursuant to the prepayment provisions of the Fixed Facility Note. Any repaid Fixed Advances shall automatically result in a permanent reduction of the Fixed Facility Commitment equal to the amount repaid. In the event that Borrower elects to pay the Standby Fee with respect to prepaid Fixed Advances, the Variable Facility Commitment shall be increased by such amount.
     Section 1.04. Interest on Advances.
     (a) Partial Month Interest. Notwithstanding anything to the contrary in this Section 1.04, if an Advance is not made on the first day of a calendar month, Borrower shall pay interest on the original stated principal amount of the Advance for the partial month period commencing on the Closing Date for the Advance and ending on the last day of the calendar month in which the Closing Date occurs, (i) for a Variable Advance at a rate per annum equal to the greater of (A) the initial Adjustable Rate and (B) a rate determined by Lender, based on Lender’s cost of funds and approved in advance, by Borrower, pursuant to the procedures mutually agreed upon by Borrower and Lender, and (ii) for a Fixed Advance at a rate, per annum equal to the greater of (A) the Interest Rate and (B) a rate determined by Lender, based on Lender’s cost of funds, and approved in advance, by Borrower, pursuant to procedures mutually agreed upon by Borrower and Lender.
     (b) Variable Advances. Interest shall accrue on the unpaid balance of a Variable Advance from the date such Advance is made at the Adjustable Rate. Interest accrued through the end of each month shall be payable two (2) Business Days before the first day of the following month as more particularly set forth in the applicable Variable Facility Note. The Adjustable Rate shall change on each Rate Change Date until the Advance is repaid in accordance with the applicable Variable Facility Note. Interest payments for Variable Advances shall be calculated on an actual/360 basis. The Adjustable Rate shall include the Variable Facility Fee.
     (c) Fixed Advances. Each Fixed Advance shall bear interest at the Interest Rate set forth in the applicable Fixed Facility Note.
     Section 1.05. [Intentionally Deleted]
     Section 1.06. Notes.
     (a) Variable Advances. The obligation of Borrower to repay each Variable Advance shall be evidenced by a single Variable Facility Note. Each Variable Facility Note shall be payable to the order of Lender and shall be made in the original principal amount of such Variable Advance.
     (b) Fixed Advances. The obligation of Borrower to repay each Fixed Advance shall be evidenced by a single Fixed Facility Note. Each Fixed Facility Note shall be payable to the order of Lender and shall be made in the original principal amount of each Fixed Advance.

     Section 1.07. Extension of Maturing Fixed Advances.
     Upon the maturity of the Fixed Advances Outstanding as of the Second Restated Agreement Closing Date, Borrower may elect to extend any or all of the maturing Fixed Advances as either a Fixed Advance or a Variable Advance, in each case on the following terms and conditions:
     (a) Request; Election of Advances. Borrower shall provide written notice to Lender requesting the extension (“Extension Request”) of the Fixed Advances Outstanding as of the Second Restated Agreement Closing Date prior to December 1, 2012. The Extension Request shall set forth Borrower’s election to extend the Fixed Advances maturing on May 1, 2013 and January 1, 2014.
With respect to the Fixed Advances maturing on May 1, 2013:
     (i) after receipt of the Extension Request, on or before February 1, 2013, Lender shall provide Borrower with the indicative market quotes for the Variable Facility Fee and Fixed Facility Fee in effect at the time such quotes are obtained; and
     (ii) on or before March 1, 2013, Borrower shall notify Lender in writing of its election to proceed with the extension of such maturing Fixed Advances, which writing shall indicate whether such maturing Fixed Advances shall be extended as a Fixed Advance or Variable Advance. In the event Borrower elects to proceed with the extension, final pricing shall be determined pursuant to Section 1.07(d). In the event that Borrower does not elect to proceed with the extension by March 1, 2013, Borrower shall be deemed to have with withdrawn the Extension Request with respect to such maturing Fixed Advances.
With respect to the Fixed Advance maturing on January 1, 2014:
     (iii) after receipt of the Extension Request, on or before October 1, 2013, Lender shall provide Borrower with the indicative market quotes for the Variable Facility Fee and Fixed Facility Fee in effect at the time such quotes are obtained; and
     (iv) on or before November 1, 2013, Borrower shall notify Lender in writing of its election to proceed with the extension of such maturing Fixed Advance, which writing shall indicate whether such maturing Fixed Advance shall be extended as a Fixed Advance or Variable Advance. In the event Borrower elects to proceed with the extension, final pricing shall be determined pursuant to Section 1.07(d). In the event that Borrower does not elect to proceed with the extension by November 1, 2013, Borrower shall be deemed to have with withdrawn the Extension Request with respect to such maturing Fixed Advance.
     (b) Closing. If all of the conditions contained in this Section 1.07 and Section 6.04 (Conditions Precedent to Extension) are satisfied, Lender shall permit the requested extension, at a Closing to be held at offices designated by Lender on the maturity date of the Fixed Advance to be extended (each an “Extension Closing Date”), by executing and delivering, at the sole cost and expense of Borrower, the Extension Documents.
     (c) Minimum Request. Each Request for an extension shall be in the minimum amount of $5,000,000 with respect to a Fixed Advance and in the minimum amount of $25,000,000 with respect to a Variable Advance.
     (d) Fixed Facility Fee or Variable Facility Fee. The Fixed Facility Fee or Variable Facility Fee applicable to the extended Advance shall be determined by Lender using Fannie Mae’s standard terms in place at the time of the extended Advance taking into account the type of assets in the Collateral Pool, the Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio at the time.
     (e) Application of Payments. Any prepayments made pursuant to Section 1.13 shall be applied against the Advances Outstanding in accordance with the terms of Section 3.04(d).
     Section 1.08. Conversion from Variable Advance to Fixed Advance.
     With respect to each Variable Advance, except as provided in Section 1.09 and subject to the limitations of Section 1.03(a)(v), Borrower shall have the right during the Conversion Availability Period, to convert all or a portion of any Variable Advance to a Fixed Advance. The Variable Facility Commitment shall be reduced by, and the Fixed Facility Commitment shall be increased by, the amount of each conversion.
     (a) Request. To convert all or a portion of any Variable Advance to a Fixed Advance, Borrower shall deliver a Conversion Request to Lender. Each Conversion Request shall designate (i) the amount to be converted and (ii) any portion of such Variable Advance which will be prepaid on or before the Closing Date for the conversion as required by Section 1.09(c). If, after Lender determines the interest rate to be applicable to the Fixed Advance after conversion, Borrower elects not to proceed with the conversion, it shall so notify Lender in writing. If Borrower revokes any Conversion Request pursuant to the preceding sentence, the Variable Advance shall remain Outstanding as a Variable Advance and Borrower shall be responsible for the reasonable costs and expenses incurred by Lender in connection with such Conversion Request.
     (b) Determination of Interest Rate for Conversion. Pursuant to the terms of Article 2, the determination of the interest rate applicable for any Fixed Advance relating to the conversion of all or a portion of any Variable Advance to a Fixed Advance shall be made not later than the Business Day following the date on which Borrower requests such determination be made, provided that (i) the Conversion Request has been approved by Lender and (ii) Borrower requests that the interest rate determination be made not later than 10:00 a.m. Eastern time on the Business Day prior to the day on which Borrower desires the interest rate determination to be made.
     (c) Closing. Subject to Section 1.09 and provided that all conditions contained in Section 1.10 are satisfied, Lender shall permit the requested conversion to close at offices designated by Lender on a Closing Date selected by Lender, and occurring within thirty (30) Business Days after Lender’s receipt of the Conversion Request (or on such other date as Borrower and Lender may agree). At the closing, Lender and Borrower shall execute and deliver, at the sole cost and expense of Borrower, in form and substance satisfactory to Lender, the Conversion Documents.
     Section 1.09. Limitations on Right to Convert.
     Borrower’s right to convert all or a portion of any Variable Advance to a Fixed Advance is subject to the following limitations:
     (a) Closing Date. The Closing Date shall occur during the Conversion Availability Period.
     (b) Minimum Request. Each Conversion Request shall be in the minimum amount of $5,000,000.
     (c) Obligation to Prepay Variable Advances. If, at the time of the proposed conversion, the Collateral Pool does not satisfy the Coverage and LTV Tests taking into account the proposed conversion, Borrower may elect to repay an amount of the Variable Advance being converted (including any prepayment premiums or yield maintenance) required to cause the Coverage and LTV Tests to be satisfied. No prepayment premium shall be required in connection with a conversion of a Variable Advance to a Fixed Advance except in connection with prepayments made pursuant to the preceding sentence.
     (d) Conversion in Connection with Advance. The amount of the Variable Facility Commitment converted to a Fixed Facility Commitment shall be equal to the amount of a Fixed Advance made simultaneously with such conversion.
     Section 1.10. Conditions to Conversion.
     The conversion of all or a portion of any Variable Advance to a Fixed Advance is subject to the satisfaction, on or before the Closing Date, of (a) the conditions precedent contained in Section 1.08, Section 1.09 and Section 6.09 and (b) all applicable General Conditions contained in Section 6.01.
     Section 1.11. Limitations on Executions.
     Notwithstanding anything in this Agreement or any other Loan Document to the contrary, (a) any Future Advance, whether a Variable Advance or a Fixed Advance, (b) the type of execution offered in connection with an extension of the Maturity Date of any Advances, and (c) any conversion of an Advance shall be subject to the precondition that Lender must confirm with Fannie Mae that Fannie Mae is generally offering to purchase in the marketplace advances of the execution type requested by Borrower at the time of the request and at the time of the Rate Setting Date for the requested Advance. In the event Fannie Mae is not purchasing advances of the type requested by Borrower, Lender agrees to offer, to the extent available from Fannie Mae, alternative advance executions based on the types of executions Fannie Mae is generally offering to purchase in the marketplace at that time. Any alternative execution offered would be subject to mutually agreeable documentation necessary to implement the terms and conditions of such alternative execution. This Section 1.11 does not affect Borrower’s right to exercise the extension set forth in Section 1.07 of this Agreement.
     Section 1.12. Restriction on Requests; Settlement Agreement
     (a) Notwithstanding the provisions of this Agreement and the First Restated Agreement, Borrower acknowledges that it shall not be permitted to exercise any rights or requests, including any Requests (provided that Lender acknowledges receipt of the pending Expansion Request for $10,000,000 (the “Pending Request”) and agrees to process such Pending Request pursuant to the terms of the First Restated Agreement), under the First Restated Agreement for so long as any discount mortgage backed security is outstanding under the First Restated Agreement; provided however that (i) Borrower may request Lender’s consent to the exercise of any rights or requests, including any Request, under the First Restated Agreement, which Request shall be granted or denied at Lender’s sole and absolute discretion regardless of whether Lender’s consent to the exercise of such right or request is required under the First Restated Agreement, and (ii) the foregoing shall not prohibit or impact the normal day-to-day administration and servicing of the Credit Facility or requests made by Borrower relating to such day-to-day administration. If the Pending Request is approved, the amount approved for the Expansion, and the amount, if any, of any future remaining Advance permitted hereunder, shall be reflected in an amendment to this Agreement, as contemplated in Article 4 hereof, and the sum of the approved Expansion shall be added to the principal balance of the Variable Facility Note to be delivered pursuant to Section 6.02 hereof.
     (b) On or before August 1, 2011, Borrower, Sun, Lender and Fannie Mae shall cooperate to submit a joint status report, and, if required, a joint request, to the United States District Court for the District of Columbia (the “Court”) to extend that certain stay of litigation entered on April 11, 2011 and extended on July 1, 2011 with respect to the action (the “Complaint”) described in Recital 4 of the Agreement and Release dated as of March 31, 2011 (Case No. 1:09-cv-02162) (the “Settlement Agreement”) until October 14, 2011. The parties agree that Section 2 of the Settlement Agreement is hereby modified by this Section 1.12(b). Further, within five (5) Business Days after the Effective Date, Borrower and Sun shall take all steps necessary to effect the dismissal in its entirety, with prejudice, the Complaint.
     (c) If the Effective Date does not occur by October 3, 2011 for any reason, this Agreement shall terminate and shall be of no further force and effect and the Settlement Agreement (other than Section 1(b) and Section 4 thereof which shall survive), shall be null and void. In such event, the First Restated Agreement shall continue to apply to the then Outstanding Advances. The parties hereto agree and confirm that the mutual releases set forth in the Settlement Agreement shall not be effective unless and until this Agreement becomes effective on the Effective Date.
     (d) Although only the terms of Sections 1.12, 6.01, 6.02 and 10.04 are effective on the Second Restated Agreement Closing Date, and this Agreement shall become effective on the

Effective Date as more fully described herein, on the Second Restated Agreement Closing Date this Agreement shall be binding on the parties hereto.
     Section 1.13. Re-Underwriting Conditions.
     Borrower acknowledges that Lender will, at Borrower’s expense, complete a full re-underwriting of the Credit Facility prior to March 1, 2013 pursuant to the Underwriting Requirements (provided that an exit analysis shall not be required). Borrower shall provide any information necessary for Lender to complete the re-underwriting. If upon the completion of such re-underwriting, the Collateral Pool fails to meet the Coverage and LTV Tests, then, within sixty (60) days of Lender’s notice to Borrower of such failure, Borrower shall, at its option, either (i) add Additional Mortgaged Properties to the Collateral Pool in accordance with Article 3 so that after such Addition the Coverage and LTV Tests are met, or (ii) prepay Advances Outstanding in an amount sufficient to cause Borrower to be in compliance with the Coverage and LTV Tests. Lender has the right, but not the obligation, to extend such sixty (60) day requirement to cure such failure for a period not to exceed one hundred twenty (120) days. In making the determination to extend the period for compliance, or in making its determination to allow additions or advances while the Coverage and LTV Tests are out of compliance as set forth in the preceding sentence, Lender shall consider the extent to which the Coverage and LTV Tests are out of compliance, the aggregate amount of Advances Outstanding, whether any Advances are Fixed Advances, the remaining term of the Credit Facility, the financial condition of Borrower, the conditions of the markets in which the Mortgaged Properties are located, and whether there have been any Events of Default. Such full re-underwriting shall be required regardless of whether the Extension is elected or requested and all provisions of this Section 1.13 shall apply regardless of whether the Extension is elected or requested.
     Section 1.14. Reimbursement of Variable Facility Fee.
     On the Effective Date and concurrent with the satisfaction of the conditions precedent in Section 6.02, Lender and Fannie Mae shall reimburse Borrower $1,256,990.97 (the “Fee Reimbursement”).
ARTICLE 2
THE ADVANCES
     Section 2.01. Rate Setting for an Advance.
     To the extent not rate locked or spread locked pursuant to an early rate lock certificate, rates for an Advance shall be set in accordance with the following procedures:
     (a) Preliminary, Nonbinding Quote. At Borrower’s request Lender shall quote an estimate of the Pass-Through Rate (for a proposed Fixed Advance), which Pass-Through Rate shall not include the Fixed Facility Fee, or the Current Index (for a proposed Variable Advance). Lender’s quote shall be based on (i) a solicitation of bids from institutional investors selected by Lender and (ii) the proposed terms and amount of the Advance selected by Borrower. The quote shall not be binding upon Lender.

     (b) Rate Setting. If Borrower satisfies all of the conditions to Lender’s obligation to make an Advance or permit the extension of any Advance pursuant to Section 1.07, then Borrower may request that Lender submit to Borrower a completed draft Rate Form. The draft Rate Form shall specify the proposed maximum interest rate for such Advance (“Maximum Annual Interest Rate”) and other terms set forth therein. If the draft Rate Form is approved by Borrower, Borrower shall execute and return the approved Rate Form to Lender before 4:00 p.m. Eastern Standard Time or Eastern Daylight Savings Time on the Rate Setting Date.
     (c) Rate Confirmation. Within one (1) Business Day after receipt of the Rate Form and upon satisfaction of all of the conditions to Lender’s obligation to make such Advance (or for conversion, as applicable), Lender shall solicit bids from institutional investors selected by Lender based on the information in the Rate Form. If Lender obtains a commitment (“MBS Commitment”) on terms equivalent (or better than) the terms in the Rate Form, Lender shall then complete and countersign the Rate Form thereby confirming the terms set forth therein, and shall immediately deliver the confirmed Rate Form to Borrower.
     Section 2.02. [Intentionally Deleted]
     Section 2.03. Breakage and other Costs.
     If Lender obtains, and then fails to fulfill an MBS Commitment because the Advance is not made (or the conversion does not occur, as applicable) (for a reason other than Lender’s default), Borrower shall pay all reasonable out-of-pocket costs payable to the potential investor and other reasonable costs, fees and damages incurred by Lender in connection with its failure to fulfill an MBS Commitment. Lender reserves the right to require Borrower to post a deposit at the time such MBS Commitment is obtained. Such deposit shall be placed in a non-interest bearing account and shall be refunded to Borrower upon the settlement of the related MBS or purchase of the Note by Fannie Mae, as applicable, or if the failure to fulfill the MBS Commitment is due to Lender default.
     Section 2.04. Advances.
     Borrower may deliver an Advance Request to Lender.
     (a) [Intentionally Deleted]
     (b) Subject to Section 1.03(a)(v), if the Advance Request is to obtain a Future Advance, such Advance Request shall be in the minimum amount of $3,000,000. Except with respect to any Variable Advance, Borrower may have one or more Advances of not less than $3,000,000 even though such Advances are made on the same day and mature on the same date. If all conditions precedent contained in Section 6.03 and the General Conditions contained in Section 6.01 are satisfied, Lender shall make the requested Future Advance, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, which date shall be not more than three (3) Business Days after Borrower’s receipt from Lender of the confirmed Rate Form (or on such other date as Borrower and Lender may agree).

     (c) Upon the making of an Advance, in no event shall the aggregate of all Advances Outstanding exceed the lesser of (i) the Commitment Amount in effect at the time the Advance is requested, and (ii) $365,353,718.25, plus any increase in the Commitment in accordance with Article 4.
     Section 2.05. Determination of Allocable Facility Amount and Valuations.
     (a) [Intentionally Deleted]
     (b) Monitoring Determinations. (i) Once each calendar quarter, within twenty (20) Business Days after Borrower has delivered to Lender the reports required in Section 8.03, Lender shall determine the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio and calculations required in connection with the other covenants set forth in the Loan Documents, and whether Borrower is in compliance, (ii) on an annual basis, and if Lender reasonably decides that changed market or property conditions warrant, Lender shall determine Allocable Facility Amounts and Valuations, (iii) Lender shall also redetermine Allocable Facility Amounts to take account of any addition, release or substitution of Collateral or other event which invalidates the outstanding determinations. In determining Valuations, Lender shall use the then current Cap Rates. Until redetermined, the Outstanding Allocable Facility Amounts and Valuations shall remain in effect. During the first year a Mortgaged Property is in the Collateral Pool, all calculations of Aggregate Debt Service Coverage and Aggregate Loan to Value Ratios including such Mortgaged Property shall be based on actual operations of such Mortgaged Property during the period the Mortgaged Property was in the Collateral Pool and underwriting proforma results for the remainder of such year.
     Section 2.06. Right to Advances Based on Increased Collateral Value.
     At any time prior to May 1, 2018, Borrower shall have a one-time right to a Future Advance based on the increased value of the Mortgaged Properties. Borrower’s right to a Future Advance pursuant to this Section 2.06 shall be subject to the following conditions:
     (a) Request. Borrower shall deliver an Advance Request to Lender. The Advance Request shall include the following:
     (i) The amount of the proposed Future Advance; and
     (ii) If applicable, a request that Lender inform Borrower of the Variable Facility Fee or Fixed Facility Fee applicable to the requested Future Advance.
     (b) Determination of Amount of Advance. The maximum amount of a proposed Future Advance requested pursuant to this Section 2.06 shall be the amount that when added to the then current total of Advances Outstanding equals the maximum amount of Advances that could be outstanding and the Coverage and LTV Tests be satisfied. For purposes of calculating compliance with the Coverage and LTV Tests for purposes of this Section 2.06, Lender shall evaluate the Collateral Pool in accordance with the Underwriting Requirements. In no event shall the Future Advance requested pursuant to this Section 2.06, together with the then current Advances Outstanding, exceed the lesser of (i) the Commitment Amount in effect at the time the

Future Advance is requested, and (ii) $365,353,718.25, plus any increase in the Commitment in accordance with Article 4.
     (c) Fixed Facility Fee or Variable Facility Fee. The Fixed Facility Fee or Variable Facility Fee applicable to any Future Advance made pursuant to this Section 2.06 shall be determined by Fannie Mae using Fannie Mae’s standard terms in place at the time of such Advance as the Fixed Facility Fee or Variable Facility Fee, as applicable, for such Advance taking into account the type of assets in the Collateral Pool, the Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio at the time.
     (d) Origination Fee. Borrower shall pay, on the Closing Date of the Future Advance made pursuant to this Section 2.06, the Expansion Origination Fee to the extent provided in Section 10.02(b).
     (e) Closing. If all conditions precedent contained in Section 6.03 of this Agreement and all applicable General Conditions contained in Section 6.01 of this Agreement are satisfied, Lender shall make a Future Advance, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, and occurring within thirty (30) calendar days after Lender’s approval of the Future Advance (or on such other date as Borrower and Lender may agree).
ARTICLE 3
COLLATERAL CHANGES
     Section 3.01. Right to Add Collateral.
     Subject to the terms and conditions of this Article 3, Borrower shall have the right, from time to time during the Term of this Agreement, to add Manufactured Housing Communities to the Collateral Pool.
     Section 3.02. Procedure for Adding Collateral.
     The procedure for adding Collateral contained in this Section 3.02 shall apply to all additions of Collateral including, but not limited to, additions of Collateral in connection with substitutions of Collateral, expansion of the Credit Facility, or Advances made from Unused Capacity.
     (a) Request. Borrower may deliver to Lender an Addition Request to add one or more Manufactured Housing Communities to the Collateral Pool. Each Addition Request shall be accompanied by the following: (i) the information required by Lender’s Underwriting Requirements and any additional information Lender may reasonably request; and (ii) the payment of all Additional Collateral Due Diligence Fees.
     (b) Underwriting. Lender shall evaluate the proposed Additional Mortgaged Property in accordance with Lender’s Underwriting Requirements, and shall make underwriting determinations as to the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio applicable to the Collateral Pool on the basis of the lesser of (i) the acquisition price of the proposed Additional Mortgaged Property if purchased as a single acquisition or a reasonable allocation of total purchase price if purchased as part of a portfolio purchase by Borrower within twelve (12) months of the related Addition Request, and (ii) a Valuation made with respect to the proposed Additional Mortgaged Property. Within thirty (30) Business Days (provided that Lender shall use reasonable efforts to respond sooner) after receipt of (A) the Addition Request and (B) all reports, certificates and documents required by Lender’s Underwriting Requirements, Lender shall notify Borrower whether it shall consent to the Addition Request. If Lender consents it shall set forth the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio which it estimates shall result from the addition of the proposed Additional Mortgaged Property. Within thirty (30) Business Days after receipt of Lender’s consent to the Addition Request, Borrower shall notify Lender whether it elects to add the proposed Additional Mortgaged Property to the Collateral Pool. If Borrower fails to respond within the period of thirty (30) Business Days, it shall be conclusively deemed to have elected not to add the proposed Additional Mortgaged Property to the Collateral Pool.
     (c) Closing. If Lender consents to the Addition Request, Borrower timely elects to add the proposed Additional Mortgaged Property to the Collateral Pool and all conditions precedent contained in Section 6.04 and all General Conditions contained in Section 6.01 are satisfied, Lender shall permit the addition of the proposed Additional Mortgaged Property to the Collateral Pool, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, occurring within twenty (20) Business Days after Lender’s receipt of Borrower’s election (or on such other date as Borrower and Lender may agree).
     Section 3.03. Right to Obtain Releases of Collateral.
     Subject to the terms and conditions of this Article 3, Borrower shall have the right to obtain a release of Collateral from the Collateral Pool.
     Section 3.04. Procedure for Obtaining Releases of Collateral.
     (a) Request. To obtain a release of Collateral from the Collateral Pool, Borrower may deliver a Release Request to Lender. The Release Request shall not result in a termination of all or any part of the Credit Facility.
     (b) Closing. If all conditions precedent contained in Section 6.05 and all General Conditions contained in Section 6.01 are satisfied, Lender shall cause the Release Property to be released, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, and occurring not less than fifteen (15) days after Lender’s receipt of the Release Request (or on such other date as Borrower and Lender may agree), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of Borrower, the Release Documents. Borrower shall prepare the Release Documents and submit them to Lender for its review.
     (c) Release Price. The Release Price for each Mortgaged Property shall be (i) the greater of (A) one hundred ten percent (110%) of the Allocable Facility Amount for the Release Property and (B) the amount of any Advances Outstanding which are required to be repaid by Borrower to Lender so that, immediately after the release, the Aggregate Debt Service Coverage

Ratio immediately prior to the release is not reduced and the Aggregate Loan to Value Ratio immediately prior to the release is not increased, (ii) if after the release of the Release Property (regardless of the Aggregate Loan to Value Ratio or the Aggregate Debt Service Coverage Ratio prior to the release), the Aggregate Loan to Value Ratio is sixty-five (65%) or less and the Aggregate Debt Service Coverage is 1.35:1.0 or greater, then the Release Price shall be the Allocable Facility Amount for the Release Property, or (iii) if after the release of the Release Property (regardless of the Aggregate Loan to Value Ratio or the Aggregate Debt Service Coverage Ratio prior to the release), the Aggregate Loan to Value Ratio is sixty percent (60%) or less and the Aggregate Debt Service Coverage Ratio is 1.55:1.0 or greater, then the Release Price, if any, shall be the amount of any Advances Outstanding which are required to be repaid by Borrower to Lender so that, immediately after the release, the Aggregate Debt Service Coverage Ratio is no less than 1.55:1.0 and the Aggregate Loan to Value Ratio is no more than sixty percent (60%). In addition, Borrower shall pay to Lender all other amounts due under the Notes evidencing the Advances being repaid. Notwithstanding the provisions of this Section 3.04(c) but subject to the provisions of Section 1.07, upon the maturity of any Fixed Advance and the repayment in full of all amounts owing in connection with such Fixed Advance, the Release Price for any Mortgaged Property to be released from the collateral pool in conjunction with such repayment shall be equal to the Outstanding Allocated Facility Amount for such Released Property.
     Notwithstanding the foregoing, Lender may, but shall have no obligation to, consent to a Release Price less than the amount determined as set forth above if the Release improves the Collateral Pool based on factors that are consistent with Lender’s Underwriting Requirements and result in improvement in one or both of the following areas: the then current Aggregate Debt Service Coverage Ratio or the then current Aggregate Loan to Value Ratio.
     (d) Application of Release Price.
     (i) The Release Price for the Release Mortgaged Property shall be applied in the order selected by Borrower, provided that (A) any Outstanding Advance which Borrower elects to repay must be repaid in full, or if the Release Price is not sufficient to do so, the Outstanding Advance that Borrower elects to repay shall be the only Advance to be partially repaid; (B) if applicable, any prepayment is permitted under the applicable Note; (C) any prepayment premium due and owing is paid; and (D) interest must be paid through the end of the month. If Borrower does not give Lender direction with respect to the application of the Release Price or if such direction does not comply with the provisions of (A) above, then the Release Price shall be applied:
     (1) first against any Variable Advance Outstanding so long as the prepayment is permitted under the Variable Facility Note (and any prepayment premium due and owing is paid), until any Variable Advance is no longer Outstanding (provided that, in the event there are multiple Variable Advances Outstanding, Lender shall determine the order of application of the Release Price taking into account factors including the unpaid principal balances of the Variable Facility Notes, and which

Variable Facility Note Outstanding has the lowest prepayment costs or highest interest rate);
     (2) then against any Fixed Advance Outstanding so long as the prepayment is permitted under the applicable Fixed Facility Note (and any prepayment premium due and owing is paid) (provided that, in the event there are multiple Fixed Advances Outstanding, Lender shall determine the order of application of the Release Price taking into account factors including the unpaid principal balances of the Fixed Facility Notes, and which Fixed Facility Note Outstanding has the lowest prepayment costs or the highest interest rate).
     (ii) In the event Borrower desires to release a Release Mortgaged Property on a date other than the last Business Day of the month, the Release Price or the remainder of the Release Price, if any, shall be held by Lender (or its appointed collateral agent) in a non-interest bearing account as substitute cash Collateral, in accordance with a security agreement (if required by Lender) and other documents in form and substance acceptable to Lender. Any such substitute cash Collateral shall be applied on the last Business Day of the month in order provided in Section 3.04(d)(i) above.
     (e) Special Provisions Regarding Expansion Property. The Parties acknowledge that certain portions of the Mortgaged Properties commonly known as Boulder Ridge, and Windham Hills are currently undeveloped and vacant (such undeveloped and vacant portions, individually and collectively, the “Expansion Property”). Notwithstanding any provisions in this Agreement to the contrary, Borrower shall be permitted to release an Expansion Property from the Collateral Pool without the payment of a Release Price upon the satisfaction of each of the following conditions:
     (i) Lender shall have approved the legal description of the relevant Mortgaged Property remaining in the Collateral Pool after the release of the Expansion Property;
     (ii) Borrower shall have transferred the Expansion Property into a separate tax parcel and the Mortgaged Property remaining in the Collateral Pool shall have a separate tax identification number;
     (iii) If necessary, Borrower shall have subdivided or replatted the Mortgaged Property, as required by the jurisdiction in which the Mortgaged Property is located, such that the Mortgaged Property remaining in the Collateral Pool after the release of the Expansion Property shall be a separate parcel, on which Lender can exercise all rights and remedies afforded in this Agreement and the Security Instrument, including conveying the Mortgaged Property upon foreclosure;
     (iv) Borrower shall have recorded any easements, in a form and substance required by Lender, benefiting the Mortgaged Property after the release of the Expansion Property including, but not limited to, easements granting use and/or access to amenities on the Expansion Property, utility easements for utilities located or to be located on the Expansion Property benefiting the remaining Mortgaged Property, and parking or access easements;
     (v) The Expansion Property shall be deeded to an entity, that is not a Borrower under this Agreement, at the time of such release;
     (vi) Borrower shall amend the existing Security Instrument for such Mortgaged Property to reflect the new legal description of the Mortgaged Property, which legal description shall include any beneficial easements;
     (vii) Borrower shall cause the existing title policy for such Mortgaged Property to be amended to reflect the new legal description of the Mortgaged Property, which legal description shall include any beneficial easements as insured parcels;
     (viii) Borrower covenants that the Expansion Property shall be developed and operated in a manner compatible with the use of the remaining Mortgaged Property as a manufactured housing community; and
     (ix) Borrower shall pay all of Lender’s reasonable costs and expenses, including legal fees and expenses, in connection with the release of any Expansion Property.
     Section 3.05. Right to Substitute Collateral.
     Subject to the terms, conditions and limitations of this Section 3.05, Borrower shall have the right to add one or more Manufactured Housing Communities to the Collateral Pool in substitution of one or more Mortgaged Properties then in the Collateral Pool (“Substitute Mortgaged Property”).
     Section 3.06. Procedure for Substituting Collateral.
     (a) Request. Borrower may deliver to Lender a Substitution Request to add one or more Manufactured Housing Communities in substitution of one or more Mortgaged Properties then in the Collateral Pool. Each Substitution Request shall be accompanied by (i) the information required by Lender’s Underwriting Requirements and any additional information Lender may reasonably request; and (ii) a statement whether the addition of the Substitute Mortgaged Property will occur simultaneously with the release of the Release Property and, if not, the proposed date on which the Substitute Mortgaged Property will be added to the Collateral Pool which, in no event, shall be a date which is more than ninety (90) days after the proposed date of the release of the Release Property.
     (b) Underwriting. Lender shall make underwriting determinations as to (i) the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio immediately prior to and immediately after giving effect to the proposed substitution, and (ii) the Valuation and the Net Operating Income for both the Substitute Mortgaged Property and the Release Property. Notwithstanding anything to the contrary contained herein, underwriting determinations with respect to the proposed Substitute Mortgaged Property shall be made on the basis of a Valuation and otherwise in accordance with Lender’s Underwriting Requirements. Within thirty (30) days after receipt of (A) the Substitution Request and (B) all reports, certificates and documents required by Lender’s Underwriting Requirements, Lender shall notify Borrower whether Lender shall consent to Substitution Request. If Lender consents, it shall set forth the Aggregate Debt Service Coverage Ratio and the Aggregate Loan to Value Ratio which it estimates shall result from the substitution of the Substitute Mortgaged Property into the Collateral Pool. Within thirty (30) days after receipt of Lender’s consent notice, Borrower shall notify Lender whether it elects to cause such substitution to occur. If Borrower fails to respond within the period of thirty (30) days, it shall be conclusively deemed to have elected not to cause the proposed substitution to occur.
     (c) Closing. If Lender consents to the Substitution Request, Borrower timely elects to cause such substitution to occur and all conditions precedent contained in Section 6.06 and all General Conditions contained in Section 6.01 are satisfied, Lender shall permit the Substitute Mortgaged Property to be substituted into the Collateral Pool in replacement of the Release Property, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender and approved by Borrower, and occurring:
     (i) if the addition of the Substitute Mortgaged Property and the release of the Release Property are to occur simultaneously, within thirty (30) days after Lender’s receipt of Borrower’s election (or on such other date as Borrower and Lender may agree); or
     (ii) if the addition of the Substitute Mortgaged Property is to occur subsequent to the release of the Release Property, within ninety (90) days after the release of the Release Property.
     (iii) If, in the case of clause (ii) of this paragraph, the addition of the Substitute Mortgaged Property to the Collateral Pool does not occur within ninety (90) days or such longer period as approved by Lender after the release of the Release Property, then Borrower shall have waived its right to substitute such Release Property with the Substitute Mortgaged Property, the Release Price shall be determined pursuant to Section 3.04(c) and Borrower shall comply with the requirement contained in Section 3.04(d). Such Release Price, or the applicable portion thereof, shall be immediately due and payable by Borrower to Lender to reduce the Advances Outstanding as required by, and in the manner contained in, Section 3.04(d).
     (d) Restriction on Borrowings. If the addition of the Substitute Mortgaged Property and the release of the Release Property does not occur simultaneously then, until the addition of the Substitute Mortgaged Property, the aggregate unpaid principal balance of Advances Outstanding shall not exceed the amount of the then-existing Commitment minus the Allocable Facility Amount of the Release Property, unless Borrower has delivered additional Collateral reasonably acceptable to Lender in an amount at least equal to such Allocable Facility Amount. If the aggregate unpaid principal balance of Advances Outstanding exceeds such amount (and satisfactory additional Collateral has not been delivered by Borrower to Lender), Borrower shall pay such excess as a condition precedent to the addition of a Substitute Mortgaged Property. Notwithstanding the foregoing, in no event shall the value of the additional Collateral exceed fifteen percent (15%) of the principal balance of the Advances Outstanding. Any payment received by Lender under this Section 3.06 shall be applied against Advances Outstanding in the manner prescribed for Release Prices pursuant to Section 3.04(d). The additional Collateral shall be released to Borrower upon the addition of the applicable Substitute Mortgaged Property to the Collateral Pool.
ARTICLE 4
EXPANSION OF CREDIT FACILITY
     Section 4.01. Right to Increase Commitment.
     Subject to the terms, conditions and limitations of this Article 4, in connection with the drawing of a Future Advance Borrower shall have the right, prior to May 1, 2018, to increase the Fixed Facility Commitment or Variable Facility Commitment. Borrower’s right to increase the Commitment is subject to the following limitations:
     (a) Maximum Amount of Increase in Commitment. As of the Effective Date, the amount of the Commitment is $365,353,718.25. The maximum amount by which the Commitment may be increased is $10,000,000.
     (b) Minimum Request. A Request for an increase in the Commitment shall be in the minimum amount of $5,000,000 provided any increase in the Variable Commitment shall result in compliance with the provisions of Section 1.03(a)(v).
     (c) Terms and Conditions. The Fixed Facility Fee or Variable Facility Fee applicable to any Future Advance made pursuant to this Section 4.01 shall be determined by Fannie Mae using Fannie Mae’s standard terms in place at the time of such Advance as the Fixed Facility Fee or Variable Facility Fee, as applicable, for such Advance taking into account the type of assets in the Collateral Pool, the Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio at the time.
     Section 4.02. Procedure for Obtaining Increases in Commitment.
     (a) Request. To obtain an increase in the Commitment, Borrower shall deliver an Expansion Request to Lender. Each Expansion Request shall include the following:
     (i) The total amount of the proposed increase; and
     (ii) A designation of the increase as being part of the Fixed Facility Commitment and/or the Variable Facility Commitment.
     (b) Closing. If all conditions precedent contained in Section 6.08 and all General Conditions contained in Section 6.01 are satisfied, Lender shall permit the Expansion Request to occur, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender and approved by Borrower, and occurring not less than fifteen (15) Business Days after

Lender’s receipt of the Expansion Request (or on such other date as Borrower and Lender may agree).
ARTICLE 5
TERMINATION OF FACILITIES
     Section 5.01. Right to Complete or Partial Termination of Facilities.
     Subject to the terms and conditions of this Article 5, Borrower shall have the right to permanently reduce the Variable Facility Commitment and/or the Fixed Facility Commitment.
     Section 5.02. Procedure for Complete or Partial Termination of Facilities.
     (a) Request. To permanently reduce the Variable Facility Commitment or the Fixed Facility Commitment, Borrower shall deliver a Facility Termination Request to Lender. A permanent reduction of the Variable Facility Commitment to $0 shall be referred to as a “Complete Variable Facility Termination.” A permanent reduction of the Fixed Facility Commitment to $0 shall be referred to as a “Complete Fixed Facility Termination.” The Facility Termination Request shall include the following:
     (i) The proposed amount of the reduction in the Variable Facility Commitment and/or Fixed Facility Commitment; and
     (ii) Unless there is a Complete Variable Facility Termination or a Complete Fixed Facility Termination, a designation by Borrower of any Variable Advances and/or Fixed Advances which will be prepaid.
     (iii) Any release of Collateral, whether or not made in connection with a Facility Termination Request, must comply with all conditions to a release which are contained in Article 6.
     (b) Closing. If all conditions precedent contained in Section 6.09 and all General Conditions contained in Section 6.01 are satisfied, Lender shall reduce the Variable Facility Commitment or Fixed Facility Commitment, as the case may be, to the amount designated by Borrower, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, within thirty (30) Business Days after Lender’s receipt of the Facility Termination Request (or on such other date as Borrower and Lender may agree), by executing and delivering the Facility Termination Document evidencing the reduction in the Facility Commitment.
     (c) Unused Capacity. Notwithstanding the foregoing, in the event Borrower elects not to pay the Standby Fee in connection with any Unused Capacity, the Commitment shall be permanently terminated with respect to such Unused Capacity.
     Section 5.03. Right to Terminate Credit Facility.
     Subject to the terms and conditions of this Article 5, Borrower shall have the right to terminate this Agreement and the Credit Facility and receive a release of all of the Collateral.

     Section 5.04. Procedure for Terminating Credit Facility.
     (a) Request. To terminate this Agreement and the Credit Facility, Borrower shall deliver a Credit Facility Termination Request to Lender.
     (b) Closing. If all conditions precedent contained in Section 6.10 are satisfied, this Agreement shall terminate, and Lender shall cause all of the Collateral to be released, at a closing to be held at offices designated by Lender on a Closing Date selected by Lender, within twenty (20) Business Days after Lender’s receipt of the Credit Facility Termination Request (or on such other date as Borrower and Lender may agree), by executing and delivering, and causing all applicable parties to execute and deliver, all at the sole cost and expense of Borrower, the Credit Facility Termination Documents.
ARTICLE 6
CONDITIONS PRECEDENT TO ALL REQUESTS
     Section 6.01. Conditions Applicable to All Requests.
     The (1) binding nature of this Agreement on the Second Restated Agreement Closing Date and (2) obligation of Lender to close the transaction requested in a Request shall be subject to the following general conditions precedent (“General Conditions”) in addition to any other conditions precedent contained in this Agreement (provided that, except as specifically set forth in Section 6.02, this Section 6.01 shall not apply to the Conversion of the DMBS Variable Advance to a SARM Variable Advance on the Effective Date):
     (a) Compliance with Debt Service Coverage Ratio. Except in connection with a Credit Facility Termination Request or the execution of this Agreement on the Second Restated Agreement Closing Date, the Aggregate Debt Service Coverage Ratio shall be not less than 1.30:1.0.
     (b) Compliance with Loan to Value Ratio. Except in connection with a Credit Facility Termination Request, or the execution of this Agreement on the Second Restated Agreement Closing Date, the Aggregate Loan to Value Ratio shall not be greater than seventy-five percent (75%).
     (c) [Intentionally Deleted.]
     (d) Payment of Expenses. The payment by Borrower of Lender’s and Fannie Mae’s reasonable fees and expenses payable in accordance with this Agreement, including, but not limited to, the legal fees and expenses contained in Section 10.04.
     (e) No Material Adverse Change. Except in connection with a Credit Facility Termination Request, there has been no material adverse change in the financial condition, business or prospects of Borrower or Sun or in the physical condition, operating performance or value of any of the Mortgaged Properties since the date of the most recent Compliance Certificate.

     (f) No Default. Except in connection with a Credit Facility Termination Request, there shall exist no Event of Default or Potential Event of Default immediately prior to the Closing Date for the Request and, after giving effect to the transaction requested in the Request, no Event of Default or Potential Event of Default shall have occurred other than an Event of Default or Potential Event of Default that would be cured as a result of the consummation of such Request.
     (g) No Insolvency. Neither Borrower nor Sun is insolvent (within the meaning of any applicable federal or state laws relating to bankruptcy or fraudulent transfers) or will be rendered insolvent by the transactions contemplated by the Loan Documents, including the making of a Future Advance, or, after giving effect to such transactions, will be left with an unreasonably small capital with which to engage in its business or undertakings, or will have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature or will have intended to hinder, delay or defraud any existing or future creditor.
     (h) No Untrue Statements. The Loan Documents shall not contain any untrue or misleading statement of a material fact and shall not fail to state a material fact necessary to make the information contained therein not misleading if such statement or failure has a Material Adverse Effect.
     (i) Representations and Warranties. Except in connection with a Credit Facility Termination Request, all representations and warranties made by Borrower and Sun in the Loan Documents shall be true and correct in all material respects on the Closing Date for the Request with the same force and effect as if such representations and warranties had been made on and as of the Closing Date for the Request, other than those representations and warranties which, if not materially true and correct, do not have a Material Adverse Effect.
     (j) No Condemnation or Casualty. Except in connection with a Credit Facility Termination Request, there shall not be pending or threatened any condemnation or other taking, whether direct or indirect, against any Mortgaged Property (other than a Mortgaged Property subject to a Release Request) and there shall not have occurred any casualty to any improvements located on any Mortgaged Property (other than a Mortgaged Property subject to a Release Request), which condemnation or casualty would have a Material Adverse Effect.
     (k) Delivery of Closing Documents. Except in connection with the execution of this Agreement on the Second Restated Agreement Closing Date, the receipt by Lender of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to Lender in all respects:
     (i) The Loan Documents required for consummation of such Request, if any;
     (ii) A Compliance Certificate;
     (iii) An Organizational Certificate; and

     (iv) Such other documents, instruments, approvals (and, if requested by Lender, certified duplicates of executed copies thereof) and opinions as Lender may reasonably request.
     (l) Covenants. Except in connection with a Credit Facility Termination Request, Borrower is in full compliance with each of the covenants contained in Article 8 and Article 9 of this Agreement, without giving effect to any notice and cure rights of Borrower, to the extent that any such non-compliance will not have a Material Adverse Effect on Borrower.
     Section 6.02. Conditions Precedent to the Binding Nature of this Agreement on the Second Restated Agreement Closing Date and to the Closing on the Effective Date.
     (a) The binding nature of this Agreement on the Second Restated Agreement Closing Date is subject to the satisfaction of the following conditions:
     (i) Receipt by Lender on or before the Second Restated Agreement Closing Date the following:
     (A) This Agreement executed by Borrower;
     (B) the Certificate of Borrower executed by Borrower; and
     (C) favorable opinions of counsel to Borrower and Sun, as to the due organization and qualification of Borrower and Sun, the due authorization, execution and delivery of this Agreement and the Certificate of Borrower executed as of the Second Restated Agreement Closing Date.
     (ii) Receipt by Borrower on or before the Second Restated Agreement Closing Date of this Agreement executed by Lender and Fannie Mae.
     (b) The effectiveness of this Agreement on the Effective Date is subject to the satisfaction of the following conditions precedent:
     (i) Receipt by Lender on or before the Effective Date of the following documents in the form agreed to as of the Second Restated Agreement Closing Date:
     (A) the Guaranty executed by Sun;
     (B) those certain Confirmations of reserve agreements executed by Borrower;
     (C) an amendment to Security Instrument for each Mortgaged Property executed by Borrower and notarized;
     (D) a Compliance Certificate;
     (E) an Organizational Certificate from each Borrower and Sun;

     (F) a Variable Facility Note evidencing the SARM Variable Advance;
     (G) favorable opinions of local counsels for the District of Columbia, Ohio and Florida to Borrower as to the enforceability of each amendment to the Security Instruments for such state executed in connection with the closing on the Effective Date, each dated as of the Effective Date in the form approved as of the Second Restated Agreement Closing Date;
     (H) favorable opinions of counsel to Borrower and Sun, as to the due organization and qualification of Borrower and Sun, the due authorization, execution and delivery of each Loan Document to be signed as of the Effective Date.
     (ii) Not more than thirty (30) days prior to the Effective Date delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all jurisdictions on the Effective Date, all above referenced amendments to the Security Instruments, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;
     (iii) Not more than thirty (30) days prior to the Effective Date receipt by Lender of a proforma endorsement to each Title Insurance Policy (other than policies insuring the Texas Security Instruments) insuring the amendments to each Security Instrument, amending the effective date of the Title Insurance Policy to the Effective Date in the form approved as of the Second Restated Agreement Closing Date, and showing no additional exceptions to coverage other than the exceptions shown on the Second Restated Agreement Closing Date and other exceptions approved by Lender;
     (iv) Not more than thirty (30) days prior to the Effective Date receipt by Lender of UCC search results showing no additional items other than the items shown on the Second Restated Agreement Closing Date and other items approved by Lender;
     (v) Not more than thirty (30) days prior to the Effective Date receipt by Lender of and certificates of good standing for each Borrower issued by such Borrower’s state of organization in the form approved as of the Second Restated Agreement Closing Date;
     (vi) Satisfaction of the conditions precedent set forth in Section 6.01(d) and Section 6.01(f) as of the Effective Date;
     (vii) Concurrent with the satisfaction of Section 6.02(b)(i) through (vi) above, Lender and Fannie Mae shall pay the Fee Reimbursement pursuant to the terms of Section 1.14.
     Section 6.03. Conditions Precedent to Future Advances.
     The obligation of Lender to make a requested Future Advance is subject to the following conditions precedent:

     (a) Receipt by Lender of the fully executed Advance Request;
     (b) Delivery by Lender to Borrower of the Rate Form for the Future Advance;
     (c) After giving effect to the requested Future Advance, the Coverage and LTV Tests will be satisfied;
     (d) If the Advance is a Fixed Advance, delivery of a Fixed Facility Note, duly executed by Borrower, in the amount and reflecting all of the terms of the Fixed Advance;
     (e) If the Advance is a Variable Advance, delivery of a Variable Facility Note, duly executed by Borrower, in the amount and reflecting all of the terms of the Variable Advance;
     (f) If the Advance is made in connection with the addition of a Mortgaged Property to the Collateral Pool, for any Title Insurance Policy not containing a Revolving Credit Endorsement, the receipt by Lender of an endorsement to the Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date increasing the limits of liability by the amount of the Future Advance and showing no additional exceptions to coverage other than the exceptions shown on the Closing Date of the addition of such Mortgaged Property and other exceptions approved by Lender;
     (g) [Intentionally Deleted];
     (h) No material adverse change in the financial condition of Borrower or Sun has occurred between the respective dates of the financial statements which were most recently furnished to Lender relating to such entities;
     (i) No Governmental Approval not already obtained or made is required for the execution and delivery of the documents to be delivered in connection with the Future Advance;
     (j) Borrower is not under any cease or desist order or other orders of a similar nature, temporary or permanent of any Governmental Authority which would have the effect of preventing or hindering performance of the terms and provisions of the Agreement or any other Loan Documents, nor are there any proceedings presently in progress or, to its knowledge, contemplated which, if successful, would lead to the issuance of any such order; and
     (k) Receipt by Lender of the Expansion Origination Fee, if applicable.
     Section 6.04. Conditions Precedent to Extension.
     The extension of all or a portion of a maturing Fixed Advance is subject to the satisfaction of the following conditions precedent:
     (a) To the extent not rate locked or spread locked prior to closing pursuant to an early rate lock certificate, delivery by Lender to Borrower of the Rate Form for the extended Advance;

     (b) No Event of Default or Potential Event of Default exists on either the date the Extension Request is given or on the applicable maturity date of such maturing Fixed Advance;
     (c) All of the representations and warranties of Borrower contained in Article 7 of this Agreement and the other Loan Documents are true and correct in all material respects on the date the Extension Request is given and on the applicable maturity date of such maturing Fixed Advance, or any such changes to the truth and accuracy of such representations and warranties shall not have had a Material Adverse Effect on Borrower or any of the Mortgaged Properties;
     (d) Borrower is in compliance in all material respects with all of the covenants contained in Article 8 and Article 9 on the date the Extension Request is given and on the applicable maturity date of such maturing Fixed Advance;
     (e) The re-underwriting as set forth in Section 1.13 shall have been completed and after giving effect to the requested extension, the Coverage and LTV Tests will be satisfied as determined pursuant to Section 1.13; provided that if the Collateral Pool does not satisfy the Coverage and LTV Tests, Borrower may elect to add Mortgaged Properties in accordance with the terms of this Agreement or repay an amount of the maturing Fixed Advance required to cause the Coverage and LTV Tests to be satisfied;
     (f) If required by Lender, the receipt by Lender of an endorsement to each Title Insurance Policy, amending the effective date of the Title Insurance Policy to the Closing Date of the extension and showing no additional exceptions to coverage other than the exceptions shown on the last Closing Date with respect to which the Title Insurance Policy was endorsed, Permitted Liens and other exceptions approved by Lender;
     (g) Receipt by Lender of one (1) or more counterparts of each Extension Document, dated as of the Closing Date, signed by each of the parties (other than Lender) who is a party to such Extension Document; and
     (h) The satisfaction of all conditions set forth in Section 1.07 and all applicable General Conditions set forth in Section 6.01.
     Section 6.05. Conditions Precedent to Addition of an Additional Mortgaged Property to the Collateral Pool.
     The addition of an Additional Mortgaged Property to the Collateral Pool on the applicable Closing Date is subject to the satisfaction of the following conditions precedent:
     (a) [Intentionally Deleted]
     (b) (i) the Additional Mortgaged Property has a Debt Service Coverage Ratio of at least one hundred thirty percent (130%) and a Loan-to-Value Ratio of not more than seventy-five percent (75%), in each case based on the underwriting performed pursuant to Section 3.02(b), and (ii) satisfaction of the Coverage and LTV Tests after giving effect to the addition of the Additional Mortgaged Property;

     (c) the Mortgaged Properties in the Collateral Pool after the completion of the addition shall comply with the Geographical Diversification Requirements;
     (d) Receipt by Lender of all legal fees and expenses payable by Borrower in connection with the Collateral Additional Request pursuant to Section 10.03(b);
     (e) Delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions, all applicable Addition Loan Documents required by Lender, including duly executed and delivered original copies of any Security Instruments and UCC-1 Financing Statements covering the portion of the Additional Mortgaged Property comprised of personal property, and other appropriate documents, in form and substance reasonably satisfactory to Lender and in form proper for recordation, as may be necessary in opinion of Lender to perfect the Lien created by the applicable additional Security Instrument, and any other addition Loan Document creating a Lien in favor of Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;
     (f) If required by Lender, amendments to the Notes and the Security Instruments, reflecting the addition of any Additional Borrower and/or the Additional Mortgaged Property to the Collateral Pool and, as to any Security Instrument so amended, the receipt by Lender of an endorsement to the Title Insurance Policy insuring the Security Instrument, amending the effective date of the Title Insurance Policy to the Closing Date and showing no additional exceptions to coverage other than the exceptions shown on the Initial Closing Date and other exceptions approved by Lender; and
     (g) If the Title Insurance Policy for the Additional Mortgaged Property contains a tie-in Endorsement, an endorsement to each other Title Insurance Policy containing a tie-in Endorsement, adding a reference to the Additional Mortgaged Property.
     Notwithstanding the foregoing, if any of the tests set forth in clauses (b) and (c) of this Section 6.05 are not satisfied after the addition of a proposed Additional Mortgaged Property, Lender may, without any obligation, permit such addition if the addition improves the Collateral Pool based on factors that are consistent with Lender’s Underwriting Requirements and result in improvement in one or both of the following areas: the then current Aggregate Debt Service Coverage Ratio or the then current Aggregate Loan to Value Ratio. Notwithstanding the foregoing, under no circumstances shall Lender approve a request that results in the Aggregate Loan to Value Ratio exceeding ninety percent (90%).
     Section 6.06. Conditions Precedent to Release of Property from the Collateral Pool.
     The obligation of Lender to release a Property from the Collateral Pool by executing and delivering the Release Documents on the Closing Date is subject to the satisfaction of the following conditions precedent on or before the Closing Date:

     (a) Immediately after giving effect to the requested release, the Coverage and LTV Tests will be satisfied or if the provisions of Section 3.04(c)(ii) are applicable, immediately after such release the Aggregate Debt Service Coverage Ratio is 1.35:1.0 or greater and the Aggregate Loan to Value Ratio is sixty-five (65%) or less or if the provisions of Section 3.04(c)(iii) are applicable, immediately after such release the Aggregate Debt Service Coverage Ratio is 1.55:1.0 or greater and the Aggregate Loan to Value Ratio is sixty percent (60%) or less;
     (b) Receipt by Lender of the Release Price, if due;
     (c) Receipt by Lender on the Closing Date of one or more counterparts of each Release Document, dated as of the Closing Date, signed by each of the parties (other than Lender) who is a party to such Release Document;
     (d) If required by Lender, amendments to the Notes and the Security Instruments, reflecting the release of the Release Property from the Collateral Pool;
     (e) If Lender determines the Release Property to be one phase of a project, and one or more other phases of the project are Mortgaged Properties which will remain in the Collateral Pool (“Remaining Mortgaged Properties”), Lender must determine that the Remaining Mortgaged Properties can be operated separately from the Release Property and any other phases of the project which are not Mortgaged Properties and whether any cross use agreements or easements are necessary. In making this determination, Lender shall evaluate whether the Remaining Mortgaged Properties comply with the terms of Lender’s Underwriting Requirements;
     (f) Receipt by Lender of endorsements to the tie-in endorsements of the Title Insurance Policies, if deemed necessary by Lender, to reflect the release;
     (g) Receipt by Lender on the Closing Date of a Confirmation of Obligations, dated as of the Closing Date, signed by Borrower and Sun, pursuant to which Borrower and Sun confirm their obligations under the Loan Documents;
     (h) The remaining Mortgaged Properties in the Collateral Pool shall satisfy the Geographical Diversification Requirements; and
     (i) Notwithstanding the other provisions of this Section 6.05, no release of any of the Mortgaged Properties shall be made unless Borrower has provided title insurance, taking into account tie-in endorsements, to Lender in respect of each of the remaining Mortgaged Properties in the Collateral Pool in an amount equal to the lesser of (i) one hundred fifteen percent (115%) of the Initial Value of the highest valued Mortgaged Property remaining in the Collateral Pool and (ii) the aggregate amount of Advances Outstanding.
     Notwithstanding the foregoing, if any of the tests set forth in clauses (a) and (h) of this Section 6.06 are not satisfied after the release of a Mortgaged Property, Lender may, without any obligation, permit such release if the release improves the Collateral Pool based on factors that are consistent with Lender’s Underwriting Requirements and results in improvement in one or both of the following areas: the then current Aggregate Debt Service Coverage Ratio or the then current Aggregate Loan to Value Ratio.
     Section 6.07. Conditions Precedent to Substitution of a Substitute Mortgaged Property into the Collateral Pool.
     The substitution of a Substitute Mortgaged Property into the Collateral Pool is subject to the satisfaction of the following conditions precedent:
     (a) (i) The Substituted Mortgaged Property has a Debt Service Coverage Ratio of at least 1.30:1.0 and a Loan-to-Value Ratio of not more than seventy-five percent (75%), in each case based on the underwriting performed pursuant to Section 3.02(b), and (ii) the Collateral Pool satisfies the Coverage and LTV Tests after giving effect to the addition of the Substituted Mortgaged Property;
     (b) The Aggregate Loan to Value Ratio of the Collateral Pool, taking into account the Substituted Mortgaged Property, is equal to or less than the Aggregate Loan to Value Ratio of the Collateral Pool immediately prior to the substitution of the Substituted Mortgaged Property;
     (c) The Aggregate Debt Service Coverage Ratio of the Collateral Pool, taking into account the Substituted Mortgaged Property, is equal to or greater than the Aggregate Debt Service Coverage Ratio of the Collateral Pool immediately prior to the substitution of the Substituted Mortgaged Property;
     (d) the Mortgaged Properties in the Collateral Pool after the completion of the substitution shall comply with the Geographical Diversification Requirements;
     (e) Receipt by Lender of all legal fees and expenses payable by Borrower in connection with the Substitution Request pursuant to Section 10.03(b);
     (f) Receipt by Lender of the Substitution Fee;
     (g) Delivery to the Title Company, with fully executed instructions directing the Title Company to file and/or record in all applicable jurisdictions, all applicable Substitution Loan Documents required by Lender, including duly executed and delivered original copies of any Security Instruments and UCC-1 Financing Statements covering the portion of the Substitute Mortgaged Property comprised of personal property, and other appropriate documents, in form and substance satisfactory to Lender and in form proper for recordation, as may be necessary in opinion of Lender to perfect the Lien created by the applicable additional Security Instrument, and any other Substitution Loan Document creating a Lien in favor of Lender, and the payment of all taxes, fees and other charges payable in connection with such execution, delivery, recording and filing;
     (h) If required by Lender, amendments to the Notes and the Security Instruments, reflecting the addition of the Substitute Mortgaged Property to the Collateral Pool;

     (i) If the Title Insurance Policy for the Substitute Mortgaged Property contains a tie-in endorsement, and endorsement to each other Title Insurance Policy containing a tie-in endorsement, adding a reference to the Substitute Mortgaged Property; and
     (j) Delivery to Lender of additional Collateral or the repayment of Advances Outstanding to the extent required pursuant to Section 3.04(d).
     Notwithstanding the foregoing, if any of the tests set forth in clauses (a), (b), (c) or (d) of this Section 6.07 are not satisfied, Lender may, without any obligation, permit such substitution if the substitution improves the Collateral Pool based on factors that are consistent with Lender’s Underwriting Requirements and result in improvement in one or more of the following areas: the then current Valuation of the Mortgaged Properties, the then current Aggregate Debt Service Coverage Ratio, or the then current Aggregate Loan to Value Ratio.
     Section 6.08. Conditions Precedent to Increase in Commitment.
     The right of Borrower to increase the Commitment is subject to the satisfaction of the following conditions precedent on or before the Closing Date:
     (a) The Coverage and LTV Tests will be satisfied;
     (b) Receipt by Lender of fully executed original copies of all Expansion Loan Documents, each of which shall be in full force and effect, and in form and substance satisfactory to Lender in all respects; and
     (c) If determined necessary by Lender, Borrower’s agreement to such Geographical Diversification Requirements as Lender may determine.
     Section 6.09. Conditions Precedent to Conversion.
     The conversion of all or a portion of any Variable Advance to a Fixed Advance is subject to the satisfaction of the following conditions precedent on or before the Closing Date:
     (a) After giving effect to the requested conversion, the Coverage and LTV Tests will be satisfied;
     (b) To the extent not rate locked or spread locked prior to closing pursuant to an early rate lock certificate, delivery by Lender to Borrower of the Rate Form for the extended Advance;
     (c) Prepayment by Borrower in full of any Variable Advances Outstanding which Borrower has designated for payment, together with other amounts due with respect to the prepayment of such Variable Advances; and
     (d) Receipt by Lender of one or more counterparts of each Conversion Document, dated as of the Closing Date, signed by each of the parties (other than Lender) to such Conversion Document.

     Section 6.10. Conditions Precedent to Complete or Partial Termination of Facilities.
     The right of Borrower to terminate the Variable Facility Commitment and/or the Fixed Facility Commitment and the obligation of Lender to execute the Facility Termination Document, are subject to the satisfaction of the following conditions precedent on or before the Closing Date:
     (a) Payment by Borrower in full of all of the Variable Advances Outstanding and Fixed Advances Outstanding, as the case may be, required to reduce the aggregate unpaid principal balance of all Variable Advances Outstanding and Fixed Advances Outstanding, as the case may be, to not greater than the reduced Variable Facility Commitment and Fixed Facility Commitment, as the case may be, including any associated prepayment premiums or other amounts due under the Notes (but if Borrower is not required to prepay all of the Variable Advances or Fixed Advances Outstanding, as the case may be, Borrower shall have the right to select which of the Variable Advances or Fixed Advances, as the case may be, shall be repaid);
     (b) [Intentionally Deleted]; and
     (c) Receipt by Lender on the Closing Date of one or more counterparts of the Facility Termination Document, dated as of the Closing Date, signed by each of the parties (other than Lender) who is a party to such Facility Termination Document.
     Section 6.11. Conditions Precedent to Termination of Credit Facility.
     The right of Borrower to terminate this Agreement and the Credit Facility and to receive a release of all of the Collateral from the Collateral Pool and Lender’s obligation to execute and deliver the Credit Facility Termination Documents on the Closing Date are subject to the following condition precedent:
     (a) Payment by Borrower in full of all of the Notes Outstanding on the Closing Date, including any associated prepayment premiums or other amounts due under the Notes and all other amounts owing by Borrower to Lender under this Agreement.
     Section 6.12. Conditions Precedent to Letters of Credit.
     The right or requirement of Borrower to provide a Letter of Credit in connection with this Agreement is subject to Lender’s determination that each of the following conditions precedent has been satisfied:
     (a) Letter of Credit Requirements. Any Letter of Credit shall be issued by a financial institution satisfactory to Fannie Mae (the “Issuer”). If Borrower provides Lender with a Letter of Credit pursuant to this Agreement, the Letter of Credit shall be in form and substance satisfactory to Lender and Lender shall be entitled, upon occurrence of circumstances in Section 6.12(b), to draw under such Letter of Credit solely upon presentation of a sight draft to the Issuer and a certification that Lender has the right to draw pursuant to this Section 6.12. Any Letter of Credit shall be for a term of at least three hundred sixty-four (364) days.

     (b) Draws Under Letter of Credit. Lender shall have the right to draw monies under the Letter of Credit:
     (i) upon the occurrence of an Event of Default of which Borrower has knowledge has occurred and continued for two (2) Business Days;
     (ii) if thirty (30) days prior to the expiration of the Letter of Credit, either the Letter of Credit has not been extended for a term of at least three hundred sixty four (364) days or Borrower has not replaced the Letter of Credit with substitute cash collateral in the amount required by Lender; or
     (iii) upon the downgrading of the ratings of the long-term or short-term debt obligations of the Issuer below a level satisfactory to Fannie Mae; provided that Borrower shall have ten (10) Business Days after notice of such downgrading to deliver to Lender either (A) an acceptable replacement Letter of Credit or (B) substitute cash collateral in the amount required by Lender.
     (c) Deposit to Cash Collateral Account. If Lender draws under the Letter of Credit pursuant to Section 6.12(b)(ii) or Section 6.12(b)(iii) above, Lender shall deposit such draw monies into a Cash Collateral Account established pursuant to a Cash Collateral Agreement entered into the first time Lender draws any such monies. Lender shall hold the Letter of Credit drawn monies in the Cash Collateral Account until the earliest of the following events occurs:
     (i) Borrower presents an acceptable replacement Letter of Credit and Lender agrees to accept such Letter of Credit (provided that any agreement by Lender to accept a replacement Letter of Credit will be conditioned upon Borrower’s payment of all administrative and legal costs incurred by Lender and Fannie Mae in connection with the replacement of the Letter of Credit.)
     (ii) the applicable provisions of this Agreement pursuant to which the Letter of Credit was provided are satisfied;
     (iii) Borrower pays all amounts due and payable under the Loan Documents and Lender releases the liens of all Security Instruments;
     (iv) Lender, in its sole discretion, consents to Borrower’s request to apply the funds to the principal balance of a Note specified by Borrower and any prepayment premium due in connection with such application; or
     (v) an Event of Default occurs and Lender elects to apply the proceeds as described below in Section 6.12(d);
     During any period that Lender holds the cash proceeds resulting from a draw on any Letter of Credit, Lender will not pay interest to, or on behalf of, Borrower in connection with such funds.

     (d) Default Draws. If Lender draws under the Letter of Credit pursuant to Section 6.12(b)(i) above, Lender shall have the right to use monies drawn under the Letter of Credit for any of the following purposes:
     (i) to pay any amounts required to be paid by Borrower under the Loan Documents (including, without limitation, any amounts required to be paid to Lender under this Agreement);
     (ii) to (on Borrower’s behalf, or on its own behalf if Lender becomes the owner of the Mortgaged Property) pre-pay any Note in whole or in part, including any prepayment premium or yield maintenance;
     (iii) to make improvements or repairs to any Mortgaged Property; or
     (iv) deposit monies into the Cash Collateral Account.
     (e) Legal Opinion. Prior to or simultaneous with the delivery of any new Letter of Credit (but not the extension of any existing Letter of Credit from the original Issuer of such Letter of Credit), such Borrower shall cause the Issuer’s counsel to deliver a legal opinion satisfactory in form and substance as approved by Lender.
     Section 6.13. Delivery of Closing Documents Relating to Advance Request, Addition Request, Expansion Request, Conversion Request or Extension Request.
     With respect to the closing of an Advance Request, an Addition Request, an Expansion Request, a Conversion Request or Extension Request it shall be a condition precedent that Lender receives each of the following, each dated as of the Closing Date for the Request, in form and substance satisfactory to Lender in all respects:
     (a) Loan Documents. Fully executed original copies of each Loan Document required to be executed in connection with the Request, duly executed and delivered by the parties thereto (other than Lender), each of which shall be in full force and effect.
     (b) Opinion. Favorable opinions of counsel to Borrower and Sun, as to the due organization and qualification of Borrower and Sun, the due authorization, execution, delivery and enforceability of each Loan Document executed in connection with the Request and such other matters as Lender may reasonably require.
     Section 6.14. Delivery of Property-Related Documents.
     With respect to any Additional Mortgaged Property, including any Substitute Mortgaged Property, it shall be a condition precedent that Lender receive each of the following, each dated as of the Closing Date for the Additional Mortgaged Property, as the case may be, in form and substance satisfactory to Lender in all respects:

     (a) A favorable opinion of local counsel to Borrower or Lender as to the enforceability of the Security Instrument, and any other Loan Documents, executed in connection with the Request.
     (b) A commitment for the Title Insurance Policy applicable to the Mortgaged Property and a pro forma Title Insurance Policy based on the Commitment.
     (c) The Insurance Policy (or a certified copy of the Insurance Policy) applicable to the Mortgaged Property.
     (d) The Survey applicable to the Mortgaged Property.
     (e) Evidence satisfactory to Lender of compliance of the Mortgaged Property with property laws as required by Lender’s Underwriting Requirements.
     (f) An Appraisal of the Mortgaged Property.
     (g) A Replacement Reserve Agreement, providing for the establishment of a replacement reserve account, to be pledged to Lender, in which the owner shall (unless waived by Lender) periodically deposit amounts for replacements for improvements at the Mortgaged Property and as additional security for Borrower’s obligations under the Loan Documents.
     (h) A Completion/Repair and Security Agreement, together with required escrows, on the standard form required by Lender.
     (i) An Assignment of Management Agreement, on the standard form required by Lender.
     (j) An Assignment of Leases and Rents, if Lender determines one to be necessary or desirable, provided that the provisions of any such assignment shall be substantively identical to those in the Security Instrument covering the Collateral, with such modifications as may be necessitated by applicable state or local law.
ARTICLE 7
REPRESENTATIONS AND WARRANTIES
     Section 7.01. Representations and Warranties of Borrower.
     The representations and warranties of Borrower are contained in the Certificate of Borrower, the form of which is attached to this Agreement as Exhibit D.
     Section 7.02. Representations and Warranties of Lender.
     Lender hereby represents and warrants to Borrower as follows:
     (a) Due Organization. Lender is a national banking association duly organized, validly existing and in good standing under the laws of the Unites States.

     (b) Power and Authority. Lender has the requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.
     (c) Due Authorization. The execution and delivery by Lender of this Agreement, and the consummation by it of the transactions contemplated thereby, and the performance by it of its obligations thereunder, have been duly and validly authorized by all necessary action and proceedings by it or on its behalf.
ARTICLE 8
AFFIRMATIVE COVENANTS OF BORROWER
     Borrower agrees and covenants with Lender that, at all times during the Term of this Agreement:
     Section 8.01. Compliance with Agreements.
     Borrower shall comply with all the terms and conditions of each Loan Document to which it is a party or by which it is bound; provided, however, that Borrower’s failure to comply with such terms and conditions shall not be an Event of Default until the expiration of the applicable notice and cure periods, if any, specified in the applicable Loan Document.
     Section 8.02. Maintenance of Existence.
     Borrower shall maintain its existence and continue to be duly organized under the laws of the state of its organization. Borrower shall continue to be duly qualified to do business in each jurisdiction in which such qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability to perform, its obligations under this Agreement or any other Loan Document.
     Section 8.03. Financial Statements; Accountants’ Reports; Other Information.
     Borrower shall keep and maintain at all times complete and accurate books of accounts and records in sufficient detail to correctly reflect (a) all of Borrower’s financial transactions and assets and (b) the results of operation of each Mortgaged Property and copies of all written contracts, Leases and other instruments which affect each Mortgaged Property (including all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). In addition, Borrower shall furnish, or cause to be furnished, to Lender:
     (c) Annual Financial Statements. As soon as available, and in any event within one hundred (100) days after the close of its fiscal year during the Term of this Agreement, the audited balance sheet of Sun as of the end of such fiscal year, the audited statement of income, equity and retained earnings of Sun for such fiscal year and the audited statement of cash flows of Sun for such fiscal year, all in a form substantially similar to the financial statements of Sun delivered to Lender prior to the Second Restated Agreement Closing Date, prepared in accordance with GAAP, consistently applied, and accompanied by a certificate of Sun’s independent certified public accountants to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated, with such certification to be free of material exceptions and qualifications as to the scope of the audit or as to the going concern nature of the business. As soon as available, and in any event within one hundred (100) days after the close of its fiscal year during the Term of this Agreement, the unaudited (which may be internally prepared by Sun) balance sheet of Borrower as of the end of such fiscal year, the unaudited (which may be internally prepared by Sun) statement of income, equity and retained earnings of Borrower for such fiscal year and the unaudited (which may be internally prepared by Sun) statement of cash flows for Borrower for such fiscal year, accompanied by a certificate of the Chief Financial Officer of Sun stating that such financial statements have been prepared in accordance with GAAP, consistently applied, and fairly present, in all material respects, the results of its operations and financial condition for the periods and dates indicated subject to year end adjustments in accordance with GAAP.
     (d) Quarterly Financial Statements. As soon as available, and in any event within fifty-five (55) days after each of the first three fiscal quarters of each fiscal year during the Term of this Agreement, the unaudited (which may be internally prepared by Sun) balance sheet of Borrower and Sun as of the end of such fiscal quarter, the unaudited (which may be internally prepared by Sun) statement of income and retained earnings of Borrower and Sun and the unaudited (which may be internally prepared by Sun) statement of cash flows of Borrower and Sun for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of the Chief Financial Officer of Sun stating that such financial statements have been prepared in accordance with GAAP, consistently applied (subject to customary year end adjustments), and fairly present, in all material respects, the results of its operations and financial condition for the periods and dates indicated subject to year end adjustments in accordance with GAAP.
     (e) Quarterly Property Statements. As soon as available, and in any event within fifty-five (55) days after each Calendar Quarter, a statement of income and expenses of each Mortgaged Property accompanied by a certificate of the Chief Financial Officer of Sun to the effect that each such statement of income and expenses fairly, accurately and completely presents, in all material respects, operations of each such Mortgaged Property for the period indicated.
     (f) Annual Property Statements. On an annual basis within fifty-five (55) days after the close of its fiscal year, an annual statement of income and expenses of each Mortgaged Property accompanied by a certificate of the Chief Financial Officer of Sun to the effect that each such statement of income and expenses fairly, accurately and completely presents, in all material respects, operations of each such Mortgaged Property for the period indicated.
     (g) Updated Rent Rolls. Upon Lender’s request (but not more frequently than quarterly), a current Rent Roll for each Mortgaged Property, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid and any other information requested by Lender and accompanied by a certificate of the Chief

Financial Officer of Sun to the effect that each such Rent Roll fairly, accurately and completely presents, in all material respects, the information required therein.
     (h) Security Deposit Information. Upon Lender’s request, an accounting of all security deposits held in connection with any Lease of any part of any Mortgaged Property, and if segregation of security deposits is required by Applicable Law or if Borrower otherwise segregates security deposits, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name and telephone number of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts.
     (i) Accountants’ Reports; Other Reports. Promptly upon receipt thereof: (i) copies of any reports or management letters submitted to Sun by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to Section 8.03(c) above); provided, however, that Borrower shall only be required to deliver such reports and management letters to the extent that they relate to Borrower or any Mortgaged Property; and (ii) all schedules, financial statements or other similar reports delivered by Borrower pursuant to the Loan Documents or requested by Lender with respect to Borrower’s business affairs or condition (financial or otherwise) or any of the Mortgaged Properties.
     (j) Annual Budgets. Prior to the start of its fiscal year, an annual budget for each Mortgaged Property for such fiscal year, setting forth an estimate of all of the costs and expenses, including capital expenses, of maintaining and operating each Mortgaged Property.
     Section 8.04. Access to Records; Discussions With Officers and Accountants.
     To the extent permitted by law and in addition to the applicable requirements of the Security Instruments, Borrower shall permit Lender to:
     (a) inspect, make copies and abstracts of such of Borrower’s books and records as may relate to the Obligations or any Mortgaged Property;
     (b) after providing reasonable advance notice to Sun, discuss Borrower’s affairs, finances and accounts with Sun’s Senior Management and senior accounting staff and discuss matters relating to the conditions, operations or maintenance of the Mortgaged Properties with such personnel and the Regional manager responsible for such Mortgaged Properties; and
     (c) receive any other information that Lender deems reasonably necessary or relevant in connection with any Advance, any Loan Document or the Obligations.
Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default and in the absence of an emergency, all inspections shall be conducted at reasonable times during normal business hours upon reasonable notice to Borrower.

     Section 8.05. Certificate of Compliance.
     Borrower shall deliver to Lender concurrently with the delivery of the financial statements and/or reports required by Section 8.03(c) and Section 8.03(d) a certificate signed by, and in his capacity as, the Chief Financial Officer of Sun (a) setting forth in reasonable detail the calculations required to establish whether Sun was in compliance with the requirements of Section 8.17, Section 8.18 and Section 8.19 of this Agreement on the date of such financial statements, and (b) stating that, to the best knowledge of such individual following reasonable inquiry, no Event of Default or Potential Event of Default has occurred, or if an Event of Default or Potential Event of Default has occurred, specifying the nature thereof in reasonable detail and the action Borrower is taking or proposes to take. Any certificate required by this Section 8.05 shall run directly to and be for the benefit of Lender and Fannie Mae.
     Section 8.06. Maintain Licenses.
     Borrower shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business and shall abide by and satisfy all terms and conditions of all such licenses, Permits, charters and registrations.
     Section 8.07. Inform Lender of Material Events.
     Borrower shall promptly inform Lender in writing of any of the following (and shall deliver to Lender copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which Borrower has actual knowledge:
     (a) Defaults. The occurrence of any Event of Default or any Potential Event of Default under this Agreement or any other Loan Document;
     (b) Regulatory Proceedings. The commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have, or may reasonably be expected to have, a Material Adverse Effect on Sun or Borrower; the receipt of notice from any Governmental Authority having jurisdiction over Borrower, Sun or OP that (i) any license, Permit, charter, membership or registration material to the conduct of Borrower’s , Sun’s or OP’s business or the Mortgaged Properties has been suspended or revoked or (ii) Borrower, Sun or OP has been required to cease and desist any practice, procedure or policy employed by Borrower, Sun or OP in the conduct of its business, and such cessation would have, or may reasonably be expected to have, a Material Adverse Effect;
     (c) Bankruptcy Proceedings. The commencement of any proceedings by or against Borrower, Sun or OP under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;
     (d) Environmental Claim. The receipt from any Governmental Authority or other Person of any notice of violation, claim, demand, abatement, order or other order or direction (conditional or otherwise) for any damage, including personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, pollution, contamination or other adverse effects on the environment, removal, cleanup or remedial action or for fines, penalties or restrictions, resulting from or based upon (i) the existence or occurrence, or the alleged existence or occurrence, of a Hazardous Substance Activity or (ii) the violation, or alleged violation, of any Hazardous Materials Laws in connection with any Mortgaged Property or any of the other assets of Borrower;
     (e) Material Adverse Effects. The occurrence of any act, omission, change or event (including the commencement or threat of any proceedings by or against Borrower or Sun in any Federal, state or local court, or before any Governmental Authority, or before any arbitrator), which has, or would have, a Material Adverse Effect, subsequent to the date of the most recent audited financial statements of Sun delivered to Lender pursuant to Section 8.03;
     (f) Accounting Changes. Any material change in Borrower’s or Sun’s accounting policies or financial reporting practices; and
     (g) Legal and Regulatory Status. The occurrence of any act, omission, change or event, including any Governmental Approval, the result of which is to change or alter in any way the legal or regulatory status of Borrower.
     Section 8.08. Compliance with Applicable Laws.
     Borrower shall comply in all material respects with all Applicable Laws now or hereafter affecting any Mortgaged Property or any part of any Mortgaged Property or requiring any alterations, repairs or improvements to any Mortgaged Property. Borrower shall procure and continuously maintain in full force and effect, and shall abide by and satisfy all material terms and conditions of all Permits.
     Section 8.09. Alterations to the Mortgaged Properties.
     Except as otherwise provided in the Loan Documents, Borrower shall have the right to undertake any alteration, improvement, demolition, removal or construction (collectively, “Alterations”) to the Mortgaged Property which it owns without the prior consent of Lender; provided, however, that in any case, no such Alteration shall be made to any Mortgaged Property without the prior written consent of Lender if (a) such Alteration could reasonably be expected to adversely affect the value of such Mortgaged Property or its operation as a manufactured housing community in substantially the same manner in which it is being operated on the date such Mortgaged Property became Collateral, (b) the construction of such Alteration could reasonably be expected to result in material interference to the occupancy of tenants of such Mortgaged Property such that tenants in occupancy with respect to five percent (5%) or more of the Leases would be permitted to terminate their Leases or to abate the payment of all or any portion of their rent due to such Alterations, or (c) such Alteration will be completed in more than twelve (12) months from the date of commencement. Notwithstanding the foregoing, Borrower must obtain Lender’s prior written consent to construct a single or related series of Alterations with respect to any Mortgaged Property (i) costing in the aggregate in excess of $500,000 or (ii) having a material adverse effect on the use or operation of such Mortgaged Property and Borrower must give prior notice to Lender of its intent to commence the Alterations with respect to such Mortgaged Property costing in excess of $250,000; provided, however, that the preceding requirements shall not be applicable to Alterations made, conducted or undertaken by Borrower as part of Borrower’s routine maintenance, repair, replacement, renovation or restoration of the Mortgaged Properties as required by the Loan Documents or, if such Alterations are emergency in nature, in which case Borrower shall give notice to Lender as promptly as reasonably practical.
     Section 8.10. Loan Document Taxes.
     If any tax, assessment or Imposition (other than a franchise tax, excise tax or income tax imposed on or measured by, the net income or capital (including branch profits tax) of Lender (or any transferee or assignee thereof, including a participation holder)) (“Loan Document Taxes”) is levied, assessed or charged by the United States, or any State in the United States, or any political subdivision or taxing authority thereof or therein upon any of the Loan Documents or the obligations secured thereby, the interest of Lender in the Mortgaged Properties, or Lender by reason of or as holder of the Loan Documents arising in connection with the Credit Facility, Borrower shall pay all such Loan Document Taxes to, for, or on account of Lender (or provide funds to Lender for such payment, as the case may be) as they become due and payable and shall promptly furnish proof of such payment to Lender, as applicable. In the event of passage of any law or regulation permitting, authorizing or requiring such Loan Document Taxes to be levied, assessed or charged, which law or regulation in opinion of counsel to Lender may prohibit Borrower from paying the Loan Document Taxes to or for Lender, Borrower shall enter into such further instruments as may be permitted by law to obligate Borrower to pay such Loan Document Taxes to the extent provided herein.
     Section 8.11. Further Assurances.
     Borrower, at the request of Lender, shall execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as Lender from time to time may request as reasonably necessary, desirable or proper to carry out more effectively the purposes of this Agreement or any of the other Loan Documents or to subject the Collateral to the lien and security interests of the Loan Documents or to evidence, perfect or otherwise implement, to assure the lien and security interests intended by the terms of the Loan Documents or in order to exercise or enforce its rights under the Loan Documents, provided the foregoing does not materially increase Borrower’s obligations or materially decrease its rights hereunder.
     Section 8.12. Transfer of Ownership Interest of Borrower and Sun.
     (a) Prohibition on Transfers. Subject to paragraph (b) of this Section 8.12, neither of Borrower or Sun shall cause or permit a Transfer or a Change of Control.
     (b) Permitted Transfers. Notwithstanding the provisions of paragraph (a) of this Section 8.12, the following Transfers are permitted without the consent of Lender:

     (i) A Transfer that occurs by inheritance, devise, or bequest or by operation of law upon the death of a natural person who is the owner of a direct or indirect ownership interest in Borrower or Sun.
     (ii) A Transfer to trusts established for the benefit of the transferor and/or immediate family members for estate planning purposes.
     (iii) A Transfer of member interests by the members or limited partners of Borrower or stock of Sun; provided, however, that no Change in Control occurs as the result of such Transfer.
     (iv) The issuance by Borrower or Sun of additional member interests or stock, as the case may be, and the subsequent Transfer of such interest; provided, however, that no Change in Control occurs as the result of such Transfer.
     (v) A merger with or acquisition of another entity by Borrower or Sun, provided that (A) Borrower or Sun, as the case may be, is the surviving entity after such merger or acquisition, (B) no Change in Control occurs, and (C) such merger or acquisition does not result in an Event of Default, as such terms are defined in this Agreement.
     (vi) A Transfer of a Mortgaged Property to one or more, direct or indirect, wholly owned Affiliate of Sun or OP, so long as such entity meets the requirements of a “Borrower” under this Agreement, makes the representations and warranties made by Borrower under this Agreement, and executes such documents as Lender may reasonably require to evidence such entity’s obligations under the Loan Documents.
     (vii) A Transfer to an Approved Acquiring Person, so long as Lender receives a fee equal to one percent (1%) of the then Outstanding principal balance of the Advances then in effect.
     (viii) A Transfer of interests in Sun on public stock exchanges, provided no Change of Control occurs.
     (ix) In connection with any permitted Transfer submitted to Lender for review, Borrower shall reimburse Lender for all of Lender’s reasonable out-of-pocket costs (including reasonable attorneys’ fees) incurred in reviewing and documenting the Transfer request.
     (c) Consent to Prohibited Transfers. Lender may, in its sole and absolute discretion, consent to a Transfer that would otherwise violate this Section 8.12 if, prior to the Transfer, Borrower, Sun or OP, as the case may be, has satisfied each of the following requirements:
     (i) the submission to Lender of all information required by Lender to make the determination required by this Section 8.12;
     (ii) the absence of any Event of Default;

     (iii) the transferee meets all of the eligibility, credit, management and other standards (including any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender at the time of the proposed Transfer to the approval of Borrower, Sun or OP, as the case may be, in connection with the origination or purchase of similar mortgages, deeds of trust or deeds to secure debt on multifamily properties;
     (iv) in the case of a Transfer of direct or indirect ownership interests in Borrower, Sun or OP, as the case may be, if transferor or any other person has obligations under any Loan Documents, the execution by the transferee of one or more individuals or entities acceptable to Lender of an assumption agreement that is acceptable to Lender and that, among other things, requires the transferee to perform all obligations of transferor or such person set forth in such Loan Document, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender;
     (v) Lender’s receipt of all of the following:
     (A) a transfer fee equal to one percent (1%) of the Outstanding principal balance of the Advances immediately prior to the transfer;
     (B) In addition, Borrower shall be required to reimburse Lender for all of Lender’s reasonable out-of-pocket costs (including reasonable attorneys’ fees) incurred in reviewing and documenting the Transfer request;
     (vi) if any MBS is Outstanding, the Transfer shall not result in a “significant modification”, as defined under applicable Treasury Regulations, of any Advance that has been securitized in an MBS.
     Section 8.13. Transfer of Ownership of Mortgaged Property.
     (a) Prohibition on Transfers. Subject to paragraph (b) of this Section 8.13, none of Borrower, Sun or OP shall cause or permit a Transfer of a Mortgaged Property.
     (b) Permitted Transfers. Notwithstanding provision (a) of this Section 8.13, the following Transfers of a Mortgaged Property by Borrower are permitted without the consent of Lender:
     (i) The grant of a leasehold interest in home sites or commercial spaces in accordance with the Security Instrument.
     (ii) A sale or other disposition of obsolete or worn out personal property having a value of less than $50,000 in any Calendar Year per Mortgaged Property or having a value of $50,000 or more if it is contemporaneously replaced by comparable personal property of equal or greater value which is free and clear of liens, encumbrances and security interests other than those created by the Loan Documents.

     (iii) The creation of a mechanic’s or materialmen’s liens or judgment liens against a Mortgaged Property for equipment and vehicles in an aggregate amount not in excess of $100,000, or mechanic’s or materialmen’s liens or judgment liens against a Mortgaged Property which are released of record, bonded to the reasonable satisfaction of Lender, or otherwise remedied to Lender’s satisfaction within thirty (30) days of the date of creation.
     (iv) The grant of an easement, right of way, license or similar real property interest if, prior to the granting of the easement, right of way, license or similar real property interest, Borrower causes to be submitted to Lender all information required by Lender to evaluate the easement, and if Lender consents to such easement based upon Lender’s determination that the easement will not materially and adversely affect operation of the Mortgaged Property or Lender’s interest in the Mortgaged Property and Borrower pays to Lender, within fifteen (15) days of demand, all reasonable costs and expenses incurred by Lender in connection with reviewing Borrower’s request. Lender shall not unreasonably withhold its consent to or withhold its agreement to subordinate the lien of a Security Instrument to (A) the grant of a utility easement serving a Mortgaged Property to a publicly operated utility, (B) the grant of an easement related to expansion or widening of roadways, or (C) easements for cable and internet services, and the installation and use of cable and internet equipment, provided that any such easement is in form and substance reasonably acceptable to Lender and does not materially and adversely affect the access, use or marketability of a Mortgaged Property.
     Section 8.14. Change in Senior Management.
     Borrower shall give Lender notice of any change in the identity of any member of Senior Management.
     Section 8.15. Intentionally Omitted.
     Section 8.16. Ownership of Mortgaged Properties.
     Borrower shall be the sole owner of each of the Mortgaged Properties free and clear of any Liens other than Permitted Liens.
     Section 8.17. Compliance with Net Worth Test.
     Sun shall at all times maintain its Net Worth so that it is not less than $350,000,000.
     Section 8.18. Compliance with Liquidity Test.
     Sun shall not permit at any time its Liquidity to be less than $3,000,000.

     Section 8.19. Compliance with Borrower’s Consolidated EBITDA to Interest Ratio.
     Borrower shall not permit the Consolidated EBITDA to Interest Ratio computed for any fiscal quarter or year to be less than one hundred twenty-five percent (125%).
     Section 8.20. Special Covenants Regarding King’s Court.
     The parties are aware that certain phases of the Additional Mortgaged Property commonly known as King’s Court in Traverse City, Michigan are not connected to the municipal water system. Borrower hereby covenants that in the event that the water supplied to these phases is not in compliance with the requirements of any Governmental Authority having jurisdiction over water, and such non-compliance is not cured by Borrower within thirty (30) days, Borrower will at its sole cost and expense hook up and connect all phases to the municipal water system within ninety (90) days of receiving notice from Lender of such requirement.
ARTICLE 9
NEGATIVE COVENANTS OF BORROWER
     Borrower agrees and covenants with Lender that, at all times during the Term of this Agreement:
     Section 9.01. Other Activities.
     Borrower shall not:
     (a) amend its Organizational Documents in any material respect without the prior written consent of Lender;
     (b) dissolve or liquidate in whole or in part;
     (c) except as otherwise provided in this Agreement, without the prior written consent of Lender, merge or consolidate with any Person; or
     (d) use, or permit to be used, any Mortgaged Property for any uses or purposes other than as a Manufactured Housing Community and ancillary uses consistent with Manufactured Housing Communities, including providing goods and services to residents of the Mortgaged Property (other than the sale of or financing of manufactured homes). Notwithstanding the foregoing, Borrower shall be permitted to improve any Expansion Property provided that (i) such development is in a manner consistent with operation and development of the existing developed property, and (ii) if the improvement is for any purpose other than infrastructure, additional home sites and amenities to be used by the Mortgaged Property, in Lender’s sole judgment such other improvement will not decrease the value of the Mortgaged Property on which the Expansion Property is located.

     Section 9.02. Liens.
     Borrower shall not create, incur, assume or suffer to exist any Lien on any Mortgaged Property or any part of any Mortgaged Property, except the Permitted Liens.
     Section 9.03. Indebtedness.
     Borrower shall not incur or be obligated at any time with respect to any Indebtedness in connection with any of the Mortgaged Properties, provided Borrower may incur or be obligated for Indebtedness in an amount not to exceed $100,000 with respect to each Mortgaged Property for the purchase or lease of equipment or vehicles used in connection with operation or maintenance of such Mortgaged Property.
     Section 9.04. Principal Place of Business.
     Borrower shall not change its principal place of business or the location of its books and records, each as set forth in Borrower’s Certificate, without first giving fifteen (15) days’ prior written notice to Lender.
     Section 9.05. Condominiums.
     Borrower shall not submit any Mortgaged Property to a condominium regime during the Term of this Agreement.
     Section 9.06. Restrictions on Distributions.
     Borrower shall not make any distributions of any nature or kind whatsoever to the owners of its Ownership Interests in respect of such Ownership Interests as such if, at the time of such distribution, a Potential Event of Default or an Event of Default has occurred and remains uncured.
ARTICLE 10
FEES
     Section 10.01. Standby Fee.
     In connection with any Advances that are repaid prior to May 1, 2018, Borrower may elect to preserve the related Commitment for future reborrowing. Any such preserved Commitment shall be Unused Capacity. In order to preserve such Unused Capacity and Borrower’s right to request Future Advances from such Unused Capacity, Borrower shall pay the Standby Fee to Lender. The Standby Fee shall be payable monthly in arrears, on the first Business Day following the end of the month until the earliest of (a) the date such Unused Capacity is redrawn, (b) the date Borrower elects to terminate the Unused Capacity, and (c) May 1, 2018. After May 1, 2018, no Future Advances are available and no Unused Capacity may be preserved. Failure to pay the Standby Fee shall result in an automatic permanent termination of that portion of the Unused Capacity and Commitment for which the Standby Fee is not paid. Borrower and Lender acknowledge that the Unused Capacity is currently zero (0). The Standby

Fee is only payable when there is Unused Capacity. As of the Second Restated Agreement Closing Date, no Standby Fee is due and payable by Borrower hereunder.
     Section 10.02. Origination Fee.
     (a) [Intentionally Deleted]
     (b) Expansion Origination Fee. Upon the making of any Advance in excess of $365,353,718.25 of which an origination fee or an Expansion Origination Fee has not been paid, Borrower shall pay to Lender an origination fee (“Expansion Origination Fee”) equal to the product obtained by multiplying (i) the amount of such Advance by (ii) three-tenths of one percent (.30%). No origination fee shall be due in connection with the conversion of the Outstanding Variable Advance to a SARM Variable Advance on the Effective Date, the extension pursuant to Section 1.07, or re-borrowing of an Advance from Unused Capacity.
     Section 10.03. Due Diligence Fees.
     (a) [Intentionally Deleted]
     (b) Additional Due Diligence Fees for Additional Collateral. Borrower shall pay to Lender additional due diligence fees (the “Additional Collateral Due Diligence Fees”) with respect to each Additional Mortgaged Property in an amount equal to $14,750. The Additional Collateral Due Diligence Fees shall be paid together with any Addition Request or Substitution Request. Any portion of the Additional Collateral Due Diligence Fees paid to Lender but not actually used by Lender to cover due diligence expenses shall be promptly refunded to Borrower. If the actual cost of due diligence expenses exceeds the Additional Collateral Due Diligence Fees, Borrower shall promptly pay such excess cost.
     Section 10.04. Legal Fees and Expenses.
     (a) Initial Legal Fees. Borrower shall pay, or reimburse Lender for, all out-of-pocket legal fees and expenses incurred by Lender and by Fannie Mae in connection with matters relating to the Mortgaged Properties, including review of title, survey, environmental and other property level due diligence and the preparation and recordation of the amendments to the Security Instruments and other security instruments covering the property of Borrower. Lender shall be responsible for all of its other legal fees, including, without limitation, the preparation and negotiation of this Agreement.
     (b) Fees and Expenses Associated with Requests. Borrower shall pay, or reimburse Lender for, all reasonable costs and expenses incurred by Lender, including the out-of-pocket legal fees and expenses incurred by Lender in connection with the preparation, review and negotiation of all documents, instruments and certificates to be executed and delivered in connection with each Request, the performance by Lender of any of its obligations with respect to the Request, the satisfaction of all conditions precedent to Borrower’s rights or Lender’s obligations with respect to the Request, and all transactions related to any of the foregoing, including the cost of title insurance premiums and applicable recordation and transfer taxes and charges and all other reasonable costs and expenses in connection with a Request. The obligations of Borrower under this Section 10.04(b) shall be absolute and unconditional, regardless of whether the transaction requested in the Request actually occurs. Borrower shall pay such costs and expenses to Lender on the Closing Date for the Request, or, as the case may be, after demand by Lender when Lender determines that such Request will not close.
     Section 10.05. Failure to Close any Request.
     If Borrower makes a Request, such Request is approved by Lender and thereafter Borrower fails to close on the Request for any reason other than the default by Lender, then Borrower shall pay to Lender and Fannie Mae all actual damages incurred by Lender and Fannie Mae in connection with the failure to close.
ARTICLE 11
EVENTS OF DEFAULT
     Section 11.01. Events of Default.
     Each of the following events shall constitute an “Event of Default” under this Agreement, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of Borrower or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority:
     (a) the occurrence of a default under any Loan Document beyond the cure period, if any, set forth therein; or
     (b) the failure by Borrower to pay when due any amount payable by Borrower under any Note, any Mortgage, this Agreement or any other Loan Document, including any fees, costs or expenses; or
     (c) the failure by Borrower to perform or observe any covenant contained in Section 8.01 through Section 8.20 or Section 9.01 through Section 9.06 for thirty (30) days after receipt of notice of such failure by Borrower from Lender, provided that such period shall be extended for up to thirty (30) additional days if Borrower, in the reasonable discretion of Lender, is diligently pursuing a cure of such default within thirty (30) days after receipt of notice from Lender; or
     (d) any warranty, representation or other written statement made by or on behalf of Borrower or Sun contained in this Agreement, any other Loan Document or in any instrument furnished in compliance with or in reference to any of the foregoing, is false or misleading in any material respect on any date when made or deemed made; or
     (e) (i) Borrower, Sun or OP shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, debt adjustment, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts as they become due, (F) make a general assignment for the benefit of creditors, (G) assert that Borrower, Sun or OP has no liability or obligations under this Agreement or any other Loan Document to which it is a party; or (H) take any action for the purpose of effecting any of the foregoing; or (ii) a case or other proceeding shall be commenced against Borrower, Sun or OP in any court of competent jurisdiction seeking (A) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding upon or composition or adjustment of debts, or (B) the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower, Sun or OP , or of all or a substantial part of the property, domestic or foreign, of Borrower, Sun or OP and any such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive calendar days, or any order granting the relief requested in any such case or proceeding against Borrower, Sun or OP (including an order for relief under such Federal bankruptcy laws) shall be entered; or
     (f) if any provision of this Agreement or any other Loan Document or the lien and security interest purported to be created hereunder or under any Loan Document shall at any time for any reason cease to be valid and binding in accordance with its terms on Borrower or Sun, or shall be declared to be null and void, or the validity or enforceability hereof or thereof or the validity or priority of the lien and security interest created hereunder or under any other Loan Document shall be contested by Borrower or Sun seeking to establish the invalidity or unenforceability hereof or thereof, or Borrower or Sun (only with respect to the Guaranty) shall deny that it has any further liability or obligation hereunder or thereunder; or
     (g) (i) the execution by Borrower of a chattel mortgage or other security agreement on any materials, fixtures or articles used in the construction or operation of the improvements located on any Mortgaged Property or on articles of personal property located therein, provided Borrower shall be permitted to execute a security agreement in connection with the financing of up to, in the aggregate, $100,000 in connection with each Mortgaged Property for the purchase or lease of equipment or vehicles used in connection with operation or maintenance of such Mortgaged Property, or (A) if any such materials, fixtures or articles are purchased pursuant to any conditional sales contract or other security agreement or otherwise so that the Ownership thereof will not vest unconditionally in Borrower free from encumbrances, or (B) if Borrower does not furnish to Lender upon request the contracts, bills of sale, statements, receipted vouchers and agreements, or any of them, under which Borrower claim title to such materials, fixtures, or articles; or
     (h) the failure by Borrower to comply with any requirement of any Governmental Authority within thirty (30) days after written notice of such requirement shall have been given to Borrower by such Governmental Authority if such noncompliance has a Material Effect on Borrower; provided that, if action is commenced and diligently pursued by Borrower within such thirty (30) days, then Borrower shall have an additional thirty (30) days or, if longer, the time permitted by the Governmental Authority to comply with such requirement; or

     (i) a dissolution or liquidation for any reason (whether voluntary or involuntary) of Borrower or Sun; or
     (j) any judgment against Borrower or Sun, any attachment or other levy against any portion of Borrower’s or Sun’s assets with respect to a claim or claims in an amount in excess of $500,000 in the aggregate with respect to Borrower, or $1,000,000 in the aggregate with respect to Sun remains unpaid, unstayed on appeal undischarged, unbonded, not fully insured or undismissed for a period of sixty (60) days; or
     (k) the failure by Borrower or Sun to perform or observe any material term, covenant, condition or agreement hereunder, other than as contained in Section 11.01(a) through Section 11.01(j) above, or in any other Loan Document, within thirty (30) days after receipt of notice from Lender identifying such failure, provided such period shall be extended for up to thirty (30) additional days if Borrower, in the reasonable discretion of Lender, is diligently pursuing a cure of such default within thirty (30) days after receipt of notice from Lender.
ARTICLE 12
REMEDIES
     Section 12.01. Remedies; Waivers.
     Upon the occurrence of an Event of Default, Lender may do any one or more of the following (without presentment, protest or notice of protest, all of which are expressly waived by Borrower), subject, however, to the limitations set forth in Article 15 hereof:
     (a) Accelerate any Note without the obligation, but the right to accelerate any other Note (if more than one) and that in the exercise of its rights and remedies under the Loan Documents, Lender may, except as provided in this Agreement, exercise and perfect any and all of its rights in and under the Loan Documents with regard to any Mortgaged Property without the obligation (but with the right) to exercise and perfect its rights and remedies with respect to any other Mortgaged Property and that any such exercise shall be without regard to the Allocable Facility Amount assigned to such Mortgaged Property and that Lender may recover an amount equal to the full amount Outstanding in respect of any of the Notes in connection with such exercise and any such amount shall be applied to the Obligations as determined by Lender.
     (b) By written notice to Borrower, to be effective upon dispatch, terminate the Commitment and declare the principal of, and interest on, the Advances and all other sums owing by Borrower to Lender under any of the Loan Documents forthwith due and payable, whereupon the Commitment will terminate and the principal of, and interest on, the Advances and all other sums owing by Borrower to Lender under any of the Loan Documents will become forthwith due and payable.
     (c) Lender shall have the right to pursue any other remedies available to it under any of the Loan Documents.
     (d) Lender shall have the right to pursue all remedies available to it at law or in equity, including obtaining specific performance and injunctive relief.

     Section 12.02. Waivers; Rescission of Declaration.
     Lender shall have the right, to be exercised in its complete discretion, to waive any breach hereunder (including the occurrence of an Event of Default), by a writing setting forth the terms, conditions, and extent of such waiver signed by Lender and delivered to Borrower. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the waiver and not to any other similar event or occurrence which occurs subsequent to the date of such waiver. This provision shall not be construed to permit the waiver of any condition to a Request otherwise provided for herein.
     Section 12.03. Lender’s Right to Protect Collateral and Perform Covenants and Other Obligations.
     If Borrower or Sun fails to perform the covenants and agreements contained in this Agreement or any of the other Loan Documents, then Lender at Lender’s option may make such appearances, disburse such sums and take such action as Lender deems reasonably necessary, in its sole discretion, to protect Lender’s interest, including (a) disbursement of reasonable attorneys’ fees, (b) entry upon the Mortgaged Property to make repairs and replacements, (c) procurement of satisfactory insurance as provided in the Security Instrument encumbering the Mortgaged Property, and (d) if the Security Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease. Any amounts disbursed by Lender pursuant to this Section 12.03, with interest thereon, shall become additional indebtedness of Borrower secured by the Loan Documents. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the weighted average, as determined by Lender, of the interest rates in effect from time to time for each Advance unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Nothing contained in this Section 12.03 shall require Lender to incur any expense or take any action hereunder.
     Section 12.04. No Remedy Exclusive.
     Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Loan Documents or existing at law or in equity.
     Section 12.05. No Waiver.
     No delay or omission to exercise any right or power accruing under any Loan Document upon the happening of any Event of Default or Potential Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

     Section 12.06. No Notice.
     To entitle Lender to exercise any remedy reserved to Lender in this Article 12, it shall not be necessary to give any notice, other than such notice as may be required under the applicable provisions of this Agreement, any of the other Loan Documents or Applicable Law.
ARTICLE 13
RIGHTS OF FANNIE MAE
     Section 13.01. [INTENTIONALLY DELETED]
     Section 13.02. Assignment of Rights.
     Borrower acknowledges and consents to the assignment to Fannie Mae of all of the rights of Lender under this Agreement and all other Loan Documents, including the right and power to make all decisions on the part of Lender to be made under this Agreement and the other Loan Documents, but Fannie Mae, by virtue of this assignment, shall not be obligated to perform the obligations of Lender under this Agreement or the other Loan Documents.
     Section 13.03. Release of Collateral.
     Borrower hereby acknowledges that, after the assignment of Loan Documents contemplated in Section 13.02, Lender shall not have the right or power to effect a release of any Collateral pursuant to Article 6. Borrower acknowledges that the Security Instruments provide for the release of the Collateral under Article 3 and Article 5. Accordingly, Borrower shall not look to Lender for performance of any obligations contained in Article 3 and Article 5, but shall look solely to the party secured by the Collateral to be released for such performance. Lender represents and warrants to Borrower that the party secured by the Collateral shall be subject to the release provisions contained in Article 3 and Article 5 by virtue of the release provisions in each Security Instrument.
     Section 13.04. Replacement of Lender.
     At the request of Fannie Mae, Borrower and Lender shall agree to the assumption by another lender designated by Fannie Mae (which lender shall meet Fannie Mae’s then current standards for lenders for credit facilities of the type and size of the credit facility evidenced by this Agreement), of all of the obligations of Lender under this Agreement and the other Loan Documents, and/or any related servicing obligations, and, at Fannie Mae’s option, the concurrent release of Lender from its obligations under this Agreement and the other Loan Documents, and/or any related servicing obligations, and shall execute all releases, modifications and other documents which Fannie Mae determines are necessary or desirable to effect such assumption, all without material cost to Borrower.
     Section 13.05. Fannie Mae and Lender Fees and Expenses.
     Except as provided in Section 10.04, Borrower agrees that any provision providing for the payment of fees, costs or expenses incurred or charged by Lender pursuant to this Agreement shall be deemed to provide for Borrower’s payment of all reasonable fees, costs and expenses incurred or charged by Lender or Fannie Mae in connection with the matter for which fees, costs or expenses are payable.
     Section 13.06. Fannie Mae as Beneficiary.
     Borrower hereby acknowledges and agrees that Fannie Mae is a beneficiary of all of the representations, warranties and covenants made by Borrower to, and all rights under this Agreement conferred upon, Lender, and, by virtue of its status as beneficiary and/or assignee of Lender’s rights under this Agreement, Fannie Mae shall have the right to enforce all of the provisions of this Agreement against Borrower.
ARTICLE 14
INSURANCE, REAL ESTATE TAXES AND REPLACEMENT RESERVES
     Section 14.01. Insurance and Real Estate Taxes.
     Borrower shall establish funds for taxes, insurance premiums and certain other charges for each Mortgaged Property in accordance with Section 7(a) of the Security Instrument for each Mortgaged Property.
     Section 14.02. Replacement Reserves.
     Borrower shall execute a Replacement Reserve Agreement for the Mortgaged Property which they own and shall (unless waived by Lender by separate agreement) make all deposits for replacement reserves in accordance with the terms of the Replacement Reserve Agreement.
ARTICLE 15
PERSONAL LIABILITY OF BORROWER
     Section 15.01. Personal Liability of Borrower.
     (a) Limits on Personal Liability. Lender’s only recourse for the payment and performance of the Obligations shall be Lender’s exercise of its rights and remedies with respect to the Mortgaged Properties and any other Collateral held by Lender as security for the Obligations. Notwithstanding the foregoing, no general partner of Borrower shall have personal liability under this Section 15.01(a) (unless such general partner is a guarantor under the Guaranty). This limitation on Borrower’s liability shall not impair Lender’s enforcement of its rights set forth in the Guaranty.
     (b) Exceptions to Limits on Personal Liability. Borrower (but not any general partner of Borrower unless such general partner is a guarantor under the Guaranty) shall be personally liable to Lender for an amount equal to any loss or damage suffered by Lender as a result of (i) failure of Borrower to pay to Lender upon demand after an Event of Default all Rents to which Lender is entitled under the Security Instrument encumbering the Mortgaged Property and the amount of all security deposits collected by Borrower; (ii) failure of Borrower to apply all insurance proceeds, condemnation proceeds or security deposits from tenants as required by the

Security Instrument encumbering the Mortgaged Property; (iii) fraud or written material misrepresentation (at the time made) by Borrower or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Obligations or any request for any action or consent by Lender; (iv) failure to apply Rents, first, to the payment of reasonable operating expenses and then to amounts (“Debt Service Amounts”) payable under the Loan Documents, provided that prior to such application, Rents may be commingled with other funds of Sun or its Affiliates (except that Borrower will not be personally liable (A) to the extent that Borrower lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (B) with respect to Rents of a Mortgaged Property that are distributed in any Calendar Quarter if Borrower has paid all operating expenses and Debt Service Amounts for that Calendar Quarter); (v) a Final Loss with respect to the Obligations upon the filing of a voluntary petition in a Bankruptcy proceeding by Borrower, Sun or OP or the filing of an involuntary proceeding in Bankruptcy against Borrower, Sun or OP or an Affiliate thereof by Borrower, Sun or OP or an Affiliate thereof; (vi) Borrower’s acquisition of any property or operation of any business not permitted by Section 33 of any Security Instrument; (vii) a Transfer that is not a Permitted Transfer of Mortgaged Properties or a Permitted Transfer of Ownership Interests; or (viii) any and all indemnification obligations contained in Section 18 of any Security Instrument.
     (c) Miscellaneous. To the extent that Borrower has personal liability under this Section 15.01, such liability shall be joint and several with that of Sun under the Guaranty and Lender may exercise its rights against Borrower or Sun personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under the Loan Documents or applicable law.
ARTICLE 16
INTEREST RATE PROTECTION
     Section 16.01. Interest Rate Protection.
     (a) The Initial Cap. To protect against fluctuations in interest rates, Borrower shall make arrangements for a Cap to be in place and maintained at all times with respect to the Variable Advances Outstanding. Each initial Cap relating to a Variable Advance Outstanding shall be in place for a period beginning on the date such Cap is purchased and ending not earlier than the date which is three (3) years from the purchase of such Cap (the “Initial Cap Period”). Notwithstanding the foregoing, any Cap in place on the Second Restated Agreement Closing Date purchased by Borrower pursuant to the Original Agreement or the First Restated Agreement shall be deemed to meet the requirement of an initial Cap otherwise required to be purchased under this Agreement, subject to the provisions of this Article 16.
     (b) Subsequent Caps. Subject to the other terms of Article 16, additional Caps (each, a “Subsequent Cap”) shall be purchased by Borrower (i) upon the expiration of the Cap in place for the Initial Cap Period, and (ii) if elected by Borrower, at the time any additional Variable Advance is made. Any Subsequent Cap purchased pursuant to the preceding sentence shall be in effect for a period beginning on the date of the expiration of the initial Cap or Closing Date of the Variable Advance, as the case may be, and ending on the maturity date of such Variable Advance or, if shorter, three (3) years from the Closing Date of the Future Advance Request. For so long as any Variable Advances remain Outstanding, Borrower shall obtain Subsequent Caps pursuant to this Article 16 for a period for the shorter of (A) three (3) years and (B) the period ending on the maturity date of such Variable Advance. It is the intention of the parties, and a condition of the Variable Facility Commitment, that Borrower shall obtain, and shall maintain at all times during the term of this Agreement so long as there are any Variable Advances Outstanding, a Cap or Caps in an aggregate notional principal amount equal to the portion of the Variable Advances Outstanding elected by Borrower pursuant to this Article 16 and covering the entire term of the Variable Advances Outstanding and meeting the conditions set forth in Section 16.02. If any Variable Advances Outstanding are repaid in whole or in part, Borrower may amend the Cap or Caps to provide for a decrease in the notional amount to an amount equal to the reduced amount of such Variable Advance, provided that Lender gives its prior written approval to the documents reflecting the amendment (which approval shall not be unreasonably withheld, delayed or conditioned).
     Section 16.02. Cap Terms.
     Each Cap shall:
     (a) together with all other Caps in place, provide for a notional principal amount equal at all times to the outstanding principal balance of all Variable Advances Outstanding;
     (b) be in effect at the time of its purchase for not less than the shorter of (i) the remaining term of the applicable Variable Advance and (ii) three (3) years;
     (c) provide for a notional interest rate equal to not less than the lowest interest rate that would result in an Aggregate Debt Service Coverage Ratio of not less than 1.0 to 1.0 (the “Cap Interest Rate”), and require the counterparty to make interest payments on the notional principal amount at a rate equal to the amount by which Adjustable Rate exceeds the Cap Interest Rate;
     (d) require the counterparty to make such interest payments to an account pledged to Lender pursuant to the Cap Security Agreement; and
     (e) be evidenced, governed and secured on terms and conditions, and pursuant to documentation (the “Cap Documents”), in form and content reasonably acceptable to Fannie Mae, and with a counterparty (a “Counterparty”) reasonably approved by Fannie Mae.
     Section 16.03. Cap Security Agreement; Delivery of Cap Payments.
     Pursuant to a Cap Security Agreement, Lender shall be granted an enforceable, perfected, first priority lien on and security interest in each Cap and payments due under the Cap (including scheduled and termination payments) in order to secure Borrower’s obligations to Lender under this Agreement. With respect to each Cap, the Cap Security Agreement must be delivered by Borrower to Lender no later than the effective date of the Cap.

     Section 16.04. Termination.
     Borrower shall not terminate, transfer or consent to any transfer of any existing Cap without Lender’s prior written consent as long as Borrower is required to maintain a Cap pursuant to this Agreement; provided, however, that if, and at such time as, any Variable Facility Commitment terminates, Borrower shall have the right to terminate the existing Cap with respect to such Variable Facility Commitment. If a Cap unexpectedly and unavoidably terminates or terminates for any reason on a date other than its scheduled expiration date without the prior written consent of Lender, Borrower shall, within ten (10) Business Days of such termination, obtain a new Cap satisfying the requirements of this Agreement.
     Section 16.05. Performance Under Cap Documents; Rights and Remedies.
     Borrower agrees to comply fully with, and to otherwise perform when due, its obligations under, all applicable Cap Documents and all other agreements evidencing, governing and/or securing any Cap arrangement contemplated under this Article 16. For so long as a Cap is pledged as collateral for the Credit Facility pursuant to the terms of this Agreement, Borrower shall not exercise any right or remedy under any Cap Documents without Lender’s prior written consent and shall exercise its rights and remedies under the Cap Documents as directed by Lender in writing. Rights and remedies under the Cap Documents include, but are not limited to, any right to designate an “Early Termination Date” or otherwise terminate the Interest Rate Cap due to the occurrence of a “Termination Event,” an “Additional Termination Event” or an “Event of Default.” All capitalized terms appearing in this paragraph in quotation marks are used as defined in the Cap Documents.
     Section 16.06. Escrow Provisions.
     (a) Monthly Cap Escrow Payment. Until Borrower obtains a Cap or Caps that have a term through the latest maturity date of all Variable Advances Outstanding, Borrower shall, on the first Business Day of each month, deposit with Lender the Monthly Cap Escrow Payment. The “Monthly Cap Escrow Payment” means, with respect to the first thirty-six (36) months after the purchase of a Cap for a term ending earlier than the latest maturity date of all Variable Advances Outstanding, an amount equal to one thirty-sixth (1/36) of one hundred twenty-five percent (125%) of the cost, as reasonably estimated quarterly by Lender, to obtain any required Subsequent Cap plus any amount required to increase the Cap Escrow Fund to the amount then required to be funded in the Cap Escrow Fund based on the then current cost estimate.
     In no event shall Borrower be required to make deposits into the Cap Escrow Fund if the amount in the Cap Escrow Fund equals or exceeds one hundred twenty-five percent (125%) of the cost, as then reasonably estimated by Lender, to obtain any required Subsequent Cap.
     In lieu of the Monthly Cap Escrow Payment, Borrower may, on the date any Cap is purchased, deliver to Lender a Letter of Credit issued by a financial institution reasonably acceptable to Lender and having terms and conditions reasonably acceptable to Lender having a face amount equal to one hundred twenty-five percent (125%) of the cost, as reasonably estimated by Lender, to obtain any required Subsequent Caps. Lender or Borrower may require, not more often than quarterly, an increase or decrease, as the case may be, in the face amount of the Letter of Credit to increase or decrease, as the case may be, the face amount of the Letter of Credit to one hundred twenty-five percent (125%) of the then current estimate of the cost to acquire any required Subsequent Cap.
     Section 16.07. Cap Escrow Fund.
     Lender shall deposit the Monthly Cap Escrow Payments in an interest-bearing account (the “Cap Escrow Fund”) which meets the standards for custodial accounts as required by Lender from time to time. (The Monthly Cap Escrow Payment and all other funds in the Cap Escrow Fund are referred to collectively as the “Cap Escrow Fund”). Lender or a designated representative of Lender shall have the sole right to make withdrawals from such account. All interest earned on funds in the Cap Escrow Fund shall be added to and become part of the Cap Escrow Fund. Lender shall not be responsible for any losses resulting from the investment of the Cap Escrow Fund or for obtaining any specific level or percentage of earnings on such investment. If applicable law requires and provided that no Event of Default or Potential Event of Default exists under any of the Loan Documents, Lender shall pay to Borrower the interest earned on the Cap Escrow Fund once each year. Borrower assigns to Lender the Cap Escrow Fund as additional security for all of Borrower’s obligations under the Loan Documents; provided, however, Lender shall make disbursements from the Cap Escrow Fund in accordance with the terms of this Agreement. Funds in the Cap Escrow Fund shall be used by Lender to purchase any required Subsequent Cap. To the extent such Cap Escrow Funds are insufficient to purchase any required Subsequent Cap, Borrower shall promptly remit such funds to Lender or the provider of the Cap. Any amount in the Cap Escrow Fund not used to purchase a Subsequent Cap shall be returned to Borrower at such time as Lender determines that no additional Subsequent Caps will be required to be purchased.
ARTICLE 17
MISCELLANEOUS PROVISIONS
     Section 17.01. Counterparts.
     To facilitate execution, this Agreement may be executed in any number of counterparts. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, appear on one or more counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.
     Section 17.02. Amendments, Changes and Modifications.
     This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by all of the parties hereto.

     Section 17.03. Payment of Costs, Fees and Expenses.
     Borrower shall pay, on demand, all reasonable fees, costs, charges or expenses (including the fees and expenses of attorneys, accountants and other experts) incurred by Lender in connection with:
     (a) Any amendment, consent or waiver to this Agreement or any of the Loan Documents (whether or not any such amendments, consents or waivers are entered into) arising after the Second Restated Agreement Closing Date;
     (b) Defending or participating in any litigation arising from actions by third parties and brought against or involving Lender with respect to (i) any Mortgaged Property, (ii) any event, act, condition or circumstance in connection with any Mortgaged Property or (iii) the relationship between Lender and Borrower, Sun and OP in connection with this Agreement or any of the transactions contemplated by this Agreement unless caused by the gross negligence or willful misconduct of Lender;
     (c) The administration or enforcement of, or preservation of rights or remedies under, this Agreement or any other Loan Documents or in connection with the foreclosure upon, sale of or other disposition of any Collateral granted pursuant to the Loan Documents;
     (d) Any disclosure documents, including fees payable to any rating agencies, including the reasonable fees and expenses of Lender’s outside attorneys and accountants.
Borrower shall also pay, on demand, any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, filing, recordation, performance or enforcement of any of the Loan Documents or the Advances. However, Borrower will not be obligated to pay any franchise, excise, estate, inheritance, income, excess profits or similar tax on Lender. Any attorneys’ fees and expenses payable by Borrower pursuant to this Section 17.03 shall be recoverable separately from and in addition to any other amount included in such judgment, and such obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment. Any amounts payable by Borrower pursuant to this Section 17.03, with interest thereon if not paid when due, shall become additional indebtedness of Borrower secured by the Loan Documents. Such amounts shall bear interest from the date such amounts are due until paid in full at the weighted average, as determined by Lender, of the interest rates in effect from time to time for each Advance unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. The provisions of this Section 17.03 are cumulative with, and do not exclude the application and benefit to Lender of, any provision of any other Loan Document relating to any of the matters covered by this Section 17.03.

     Section 17.04. Payment Procedure.
     All payments to be made to Lender pursuant to this Agreement or any of the Loan Documents shall be made in lawful currency of the United States of America and in immediately available funds by wire transfer to an account designated by Lender before 2:00 p.m. (Washington, D.C. time) on the date when due.
     Section 17.05. Payments on Business Days.
     In any case in which the date of payment to Lender or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of such time period need not occur on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the day of maturity or expiration of such period, except that interest shall continue to accrue for the period after such date to the next Business Day.
     Section 17.06. Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial.
     NOTWITHSTANDING ANYTHING IN THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS TO THE CONTRARY, EACH OF THE TERMS AND PROVISIONS, AND RIGHTS AND OBLIGATIONS OF BORROWER UNDER THE NOTES, AND BORROWER AND SUN UNDER THE OTHER LOAN DOCUMENTS, SHALL BE GOVERNED BY, INTERPRETED, CONSTRUED AND ENFORCED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF THE DISTRICT OF COLUMBIA (EXCLUDING THE LAW APPLICABLE TO CONFLICTS OR CHOICE OF LAW) EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO (a) THE CREATION, PERFECTION AND FORECLOSURE OF LIENS AND SECURITY INTERESTS, AND ENFORCEMENT OF THE RIGHTS AND REMEDIES, AGAINST THE MORTGAGED PROPERTIES, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED, (b) THE PERFECTION, THE EFFECT OF PERFECTION AND NON-PERFECTION AND FORECLOSURE OF SECURITY INTERESTS ON PERSONAL PROPERTY (OTHER THAN DEPOSIT ACCOUNTS), WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION DETERMINED BY THE CHOICE OF LAW PROVISIONS OF THE DISTRICT OF COLUMBIA UNIFORM COMMERCIAL CODE AND (c) THE PERFECTION, THE EFFECT OF PERFECTION AND NON-PERFECTION AND FORECLOSURE OF DEPOSIT ACCOUNTS, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH THE DEPOSIT ACCOUNT IS LOCATED. BORROWER AND SUN AGREE THAT ANY CONTROVERSY ARISING UNDER OR IN RELATION TO THE NOTES, THE SECURITY DOCUMENTS OR ANY OTHER LOAN DOCUMENT SHALL BE, EXCEPT AS OTHERWISE PROVIDED HEREIN, LITIGATED IN DISTRICT OF COLUMBIA. THE LOCAL AND FEDERAL COURTS AND AUTHORITIES WITH JURISDICTION IN DISTRICT OF COLUMBIA SHALL, EXCEPT AS OTHERWISE PROVIDED HEREIN, HAVE JURISDICTION OVER ALL CONTROVERSIES WHICH MAY ARISE UNDER OR IN RELATION TO THE LOAN DOCUMENTS, INCLUDING

THOSE CONTROVERSIES RELATING TO THE EXECUTION, JURISDICTION, BREACH, ENFORCEMENT OR COMPLIANCE WITH THE NOTES, THE SECURITY DOCUMENTS OR ANY OTHER ISSUE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS. BORROWER AND SUN IRREVOCABLY CONSENT TO SERVICE, JURISDICTION, AND VENUE OF SUCH COURTS FOR ANY LITIGATION ARISING FROM THE NOTES, THE SECURITY DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS, AND WAIVE ANY OTHER VENUE TO WHICH IT MIGHT BE ENTITLED BY VIRTUE OF DOMICILE, HABITUAL RESIDENCE OR OTHERWISE. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST BORROWER AND SUN AND AGAINST THE COLLATERAL IN ANY OTHER JURISDICTION. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY OTHER JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF DISTRICT OF COLUMBIA SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF BORROWER AND SUN AND LENDER AS PROVIDED HEREIN OR THE SUBMISSION HEREIN BY BORROWER AND SUN TO PERSONAL JURISDICTION WITHIN DISTRICT OF COLUMBIA BORROWER AND SUN (i) COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING UNDER ANY OF THE LOAN DOCUMENTS TRIABLE BY A JURY AND (ii) WAIVES ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. FURTHER, BORROWER AND SUN HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING, BUT NOT LIMITED TO, LENDER’S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO BORROWER AND SUN THAT LENDER WILL NOT SEEK TO ENFORCE THE PROVISIONS OF THIS SECTION 17.06. THE FOREGOING PROVISIONS WERE KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREED TO BY BORROWER AND SUN UPON CONSULTATION WITH INDEPENDENT LEGAL COUNSEL SELECTED BY BORROWER’S AND SUN’S FREE WILL.
     Section 17.07. Severability; Entire Agreement.
     In the event any provision of this Agreement or in any other Loan Document shall be held invalid, illegal or unenforceable in any jurisdiction, such provision will be severable from the remainder hereof as to such jurisdiction and the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired in any jurisdiction. Except as set forth in Section 1(b), Section 3 and Section 4 of the Settlement Agreement, this Agreement contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Agreement, and supersedes all oral communication and prior writings with respect thereto, and on the Effective Date, the First Restated Agreement shall be replaced and superseded by this Agreement.

     Section 17.08. Notices.
     (a) Manner of Giving Notice. Each notice, direction, certificate or other communication hereunder (in this Section 17.08 referred to collectively as “notices” and singly as a “notice”) which any party is required or permitted to give to the other party pursuant to this Agreement shall be in writing and shall be deemed to have been duly and sufficiently given if:
     (i) personally delivered with proof of delivery thereof (any notice so delivered shall be deemed to have been received at the time so delivered);
     (ii) sent by Federal Express (or other similar overnight courier) designating morning delivery (any notice so delivered shall be deemed to have been received on the Business Day it is delivered by the courier);
     (iii) sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted, and the telephone number of the recipient’s telecopier or facsimile machine (to be confirmed with a copy thereof sent in accordance with Section 17.08(a)(i) or Section 17.08(a)(ii) above within two (2) Business Days) (any notice so delivered shall be deemed to have been received (A) on the date of transmission, if so transmitted before 5:00 p.m. (local time of the recipient) on a Business Day, or (B) on the next Business Day, if so transmitted on or after 5:00 p.m. (local time of the recipient) on a Business Day or if transmitted on a day other than a Business Day);
addressed to the parties as follows:

As to Borrower:	Sun Communities, Inc.
27777 Franklin Road
The American Center, Suite 200
Southfield, Michigan 48034
Attention: Gary A. Shiffman
Telecopy No.: (248) 208-2645

with a copy to:	Jaffe, Raitt, Heuer & Weiss Professional Corporation
Attention: Richard A. Zussman, Esq.
The American Center
27777 Franklin Road
Suite 2500
Southfield, Michigan 48034
Telecopy No.: (248) 351-3082

As to Lender:	PNC Bank, National Association
26901 Agoura Road
Suite 200
Calabasas Hills, California 91301-9932
Attention: Loan Administration Department

Telecopy No.: (818) 880-3330

As to Fannie Mae:	Fannie Mae
3900 Wisconsin Avenue, N.W.
Washington, D.C. 20016-2899
Attention: Vice President for Multifamily Asset Management
Telecopy No.: 202-752-0435

with a copy to:	Venable LLP
575 7th Street, N.W.
Washington, D.C. 20004
Attention: Lawrence H. Gesner, Esquire
Telecopy No.: (202) 344-8300
     (b) Change of Notice Address. Any party may, by notice given pursuant to this 0, change the person or persons and/or address or addresses, or designate an additional person or persons or an additional address or addresses, for its notices, but notice of a change of address shall only be effective upon receipt. Each party agrees that it shall not refuse or reject delivery of any notice given hereunder, that it shall acknowledge, in writing, receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service, the courier service or facsimile.
     Section 17.09. Further Assurances and Corrective Instruments.
     (a) Further Assurances. To the extent permitted by law, the parties hereto agree that they shall, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as Lender or Borrower may request and as may be required in opinion of Lender or its counsel to effectuate the intention of or facilitate the performance of this Agreement or any Loan Document.
     (b) Further Documentation. Without limiting the generality of Section 17.09(a), in the event any further documentation or information is required by Lender to correct patent mistakes in the Loan Documents, materials relating to the Title Insurance Policies or the funding of the Advances, Borrower shall provide, or cause to be provided to Lender, at their cost and expense, such documentation or information, so long as the obligations of Borrower are not materially increased thereby or the rights of Borrower are not materially decreased thereby. Borrower shall execute and deliver to Lender such documentation, including any amendments, corrections, deletions or additions to the Notes, the Security Instruments or the other Loan Documents as is reasonably required by Lender and at reasonable cost to Borrower.
     (c) Compliance with Investor Requirements. Without limiting the generality of Section 17.09(a), Borrower shall do anything necessary to comply with the reasonable requirements of Lender to enable Lender to sell any MBS backed by an Advance.

     Section 17.10. Term of this Agreement.
     This Agreement shall continue in effect until the Credit Facility Termination Date.
     Section 17.11. Assignments; Third-Party Rights.
     No Borrower shall assign this Agreement, or delegate any of its obligations hereunder, without the prior written consent of Lender. Lender may assign its rights and obligations under this Agreement separately or together, without Borrower’s consent, only to Fannie Mae, but may not delegate its obligations under this Agreement unless required to do so pursuant to Section 13.04. Upon assignment to Fannie Mae, Fannie Mae shall be permitted to further assign its rights and obligations under this Agreement without Borrower’s consent. Fannie Mae shall be permitted to hold, sell or securitize Advances made hereunder without Borrower’s consent.
     Section 17.12. Headings.
     Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
     Section 17.13. General Interpretive Principles.
     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in Appendix I and elsewhere in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other genders; (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; (c) references herein to “Articles,” “Sections,” “subsections,” “paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, subsections, paragraphs and other subdivisions of this Agreement; (d) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions; (e) a reference to an Exhibit or a Schedule without a further reference to the document to which the Exhibit or Schedule is attached is a reference to an Exhibit or Schedule to this Agreement; (f) the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and (g) the word “including” means “including, but not limited to.”
     Section 17.14. Interpretation.
     The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement and the Loan Documents. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement and the Loan Documents or any amendment or supplement or exhibit hereto or thereto.

     Section 17.15. Standards for Decisions, Etc.
     Unless otherwise provided herein, if Lender’s approval is required for any matter hereunder, such approval may be granted or withheld in Lender’s sole and absolute discretion. Unless otherwise provided herein, if Lender’s designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion. Lender shall not unreasonably withhold, delay or condition any approval or determination with respect to any matter described in Section 3.04(e) and Section 17.19.
     Section 17.16. Decisions in Writing.
     Any approval, designation, determination, selection, action or decision of Lender or Borrower must be in writing to be effective.
     Section 17.17. Requests.
     Borrower may submit up to a total of six Requests (other than Advance Requests not related to the addition of Mortgaged Property to the Collateral Pool, which shall not count as Requests for purposes of the limitation in this Section 17.17) per Calendar Year.
     Section 17.18. Tax Service Contracts.
     Borrower shall, on the Initial Closing Date, reimburse Lender for the cost of a tax service contract or contracts. The tax service contract provider will monitor and confirm the accurate and timely payment of real estate taxes during the Term of this Agreement.
     Section 17.19. Special Provisions Regarding Boulder Ridge.
     Borrower has advised Lender and Lender has hereby acknowledges that a portion of Tract II of the Mortgaged Property commonly known as Boulder Ridge (the “Boulder Ridge Property”) comprising the developed portion of Tract II is a separate parcel from the Expansion Property included within the Boulder Ridge Property. Borrower has advised Lender that to facilitate future development of the Expansion Property included within the Boulder Ridge Property, it may seek to combine the Expansion Property included within the Boulder Ridge Property with the developed portion of the Boulder Ridge Property resulting in all of Tract II becoming a single parcel. In such event, Lender shall consent to such replatting or resubdivision, subordinate to its lien on the Boulder Ridge Property to any easements and other matters caused by such replatting or resubdivision and execute and deliver all documents required by the applicable Governmental Authority in connection therewith, upon the satisfaction of each of the following conditions:
     (a) Lender shall have reviewed and approved the final form of resubdivision or replatting of the Boulder Ridge Property and all documents it is required to execute in connection therewith, and Lender shall have determined that such resubdivision or replatting or the related documents do not materially interfere with the continuing operation of the Boulder Ridge Property; and

     (b) Borrower shall pay all of Lender’s reasonable costs and expenses, including legal fees and expenses, in connection with the replatting or resubdivision.
     Section 17.20. Recitals.
     The Recitals set forth in this Agreement are incorporated herein as if fully set forth in the body of the Agreement.
[Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited
liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

		By:	/s/ Jonathan M. Colman

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

		By:	/s/ Jonathan M. Colman

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

	By:	/s/ Jonathan M. Colman

	Name:	Jonathan M. Colman
	Title:	Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

		By:	/s/ Jonathan M. Colman

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

		By:	/s/ Jonathan M. Colman

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

		By:	/s/ Jonathan M. Colman

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

LENDER

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Timothy White
Name:	Timothy White
Title:	Executive Vice President

FANNIE MAE

By:	/s/ Manuel Menendez
Name:	Manuel Menendez
Title:	Vice President

APPENDIX I
DEFINITIONS
For all purposes of the Agreement, the following terms shall have the respective meanings set forth below:
“Acquiring Person” means a “person” or “group of persons” within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.
“Addition Loan Documents” means the Security Instrument covering an Additional Mortgaged Property and any other documents, instruments or certificates required by Lender in connection with the addition of the Additional Mortgaged Property to the Collateral Pool pursuant to Article 3.
“Addition Request” means a written request, substantially in the form of Exhibit M to the Agreement, to add Additional Mortgaged Properties to the Collateral Pool as set forth in Section 3.02(a).
“Additional Borrower” means the owner of an Additional Mortgaged Property, which entity becomes a Borrower under the Agreement and the applicable Loan Documents.
“Additional Collateral Due Diligence Fees” means the due diligence fees paid by Borrower to Lender with respect to each Additional Mortgaged Property.
“Additional Mortgaged Property” means each Manufactured Housing Community owned by any Borrower or Additional Borrower (either in fee simple or as tenant under a ground lease meeting all of Lender’s Underwriting Requirements) and added to the Collateral Pool after the Second Restated Agreement Closing Date pursuant to Article 3.
“Adjustable Rate” has the meaning set forth in each Variable Facility Note evidencing a SARM Variable Advance.
“Advance” means a Variable Advance or a Fixed Advance.
“Advance Request” means a written request, substantially in the form of Exhibit L to the Agreement, for an Advance made pursuant to Section 2.04.
“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management (other than property management) and policies of that Person, whether through the ownership of voting securities, partnership interests or by contract or otherwise.
“Aggregate Debt Service Coverage Ratio” means, for any specified date, the ratio (expressed as a percentage) of—

Appendix-1

     (a) the aggregate of the Net Operating Income for the preceding twelve (12) month period for the Mortgaged Properties to
     (b) the Facility Debt Service on the specified date.
“Aggregate Loan to Value Ratio” means, for any specified date, the ratio (expressed as a percentage) of—
     (a) the Advances Outstanding on the specified date,
to
     (b) the aggregate of the Valuations most recently obtained prior to the specified date for all of the Mortgaged Properties.
“Agreement” means the Second Amended and Restated Master Credit Facility Agreement, as it may be amended, supplemented or otherwise modified from time to time, including all Recitals, Appendices and Exhibits to the Agreement, each of which is hereby incorporated into the Agreement by this reference.
“Allocable Facility Amount” means the portion of the Credit Facility allocated to a particular Mortgaged Property by Lender in accordance with the Agreement. The Allocable Facility Amount for each Mortgaged Property shall equal the then current Aggregate Loan to Value Ratio multiplied by the then current Valuation of such Mortgaged Property.
“Amortization Period” means the period of thirty (30) years.
“Applicable Law” means (a) all applicable provisions of all constitutions, statutes, rules, regulations and orders of all governmental bodies, all Governmental Approvals and all orders, judgments and decrees of all courts and arbitrators, (b) all zoning, building, environmental and other laws, ordinances, rules, regulations and restrictions of any Governmental Authority affecting the ownership, management, use, operation, maintenance or repair of any Mortgaged Property, including the Americans with Disabilities Act (if applicable), the Manufactured Home Construction and Safety Standards Act of 1974, the Fair Housing Amendment Act of 1988 and Hazardous Materials Laws (as defined in the Security Instrument), (c) any building permits or any conditions, easements, rights-of-way, covenants, restrictions of record or any recorded or unrecorded agreement affecting or concerning any Mortgaged Property including planned development permits, condominium declarations, and reciprocal easement and regulatory agreements with any Governmental Authority, (d) all laws, ordinances, rules and regulations, whether in the form of rent control, rent stabilization or otherwise, that limit or impose conditions on the amount of rent that may be collected from the units of any Mortgaged Property, and (e) requirements of insurance companies or similar organizations, affecting operation or use of any Mortgaged Property or the consummation of the transactions to be effected by the Agreement or any of the other Loan Documents.

Appendix-2

“Appraisal” means an appraisal of a Manufactured Housing Community conforming to Lender’s Underwriting Requirements and accepted by Lender.
“Appraised Value” means the value set forth in an Appraisal.
“Approved Acquiring Person” means any person, corporation, limited partnership, limited liability company, limited liability limited partnership, real estate investment trust or any other entity, or the beneficial owner(s) of any of the foregoing who (a) has a net worth of at least $250,000,000, (b) owns, directly or indirectly, manufactured housing communities comprising at least a total of 15,000 manufactured home sites, and (c) within the immediately preceding ten (10) year period has not been the primary controlling party on a loan acquired in whole or in part by Fannie Mae where the borrower (i) has defaulted on the loan or (ii) filed a voluntary bankruptcy or (iii) contested a foreclosure or forfeiture proceeding initiated by Fannie Mae or (iv) otherwise engaged in adversarial litigation with Fannie Mae.
“Borrower” means, individually and collectively, Sun Secured Financing LLC, a Michigan limited liability company, Aspen-Ft. Collins Limited Partnership, a Michigan limited partnership, Sun Secured Financing Houston Limited Partnership, a Michigan limited partnership, Sun Communities Finance, LLC, a Michigan limited liability company, Sun Holly Forest LLC, a Michigan limited liability company, Sun Saddle Oak LLC, a Michigan limited liability company, and any Additional Borrower becoming a party to the Agreement and any other Loan Documents, but excluding any party which was a Borrower and any and all Mortgaged Properties owned by such Borrower have been released from the Collateral Pool.
“Business Day” means a day on which Fannie Mae is open for business.
“Calendar Quarter” means, with respect to any year, any of the following three (3) month periods: (a) January-February-March; (b) April-May-June; (c) July-August-September; and (d) October-November-December.
“Calendar Year” means the twelve (12) month period from the first day of January to and including the last day of December, and each twelve (12) month period thereafter.
“Cap” means an interest rate cap provided pursuant to, and satisfying the requirements of, Article 16.
“Cap Documents” has the meaning set forth in Section 16.02.
“Cap Interest Rate” has the meaning set forth in Section 16.02.
“Cap Rate” means, for each Mortgaged Property, a capitalization rate reasonably selected by Lender for use in determining the Valuations and based on similar criteria as the most recent Appraisal of such Mortgage Property as reasonably modified or supplemented by Lender, as disclosed to Borrower from time to time. If Borrower elects to challenge the Cap Rate determined by Lender for any Mortgaged Property, Borrower shall notify Lender of such challenge in writing not more than five (5) Business Days after Borrower is informed of the Cap Rate by Lender. Promptly upon receipt of notice of such challenge, Lender shall order a study of capitalization rates applicable to the relevant Mortgaged Property by an appraiser reasonably

Appendix-3

acceptable to Lender (a “Cap Rate Study”). If Borrower and Lender accept the results of the Cap Rate Study, the capitalization rate recommended by the Cap Rate Study shall be the Cap Rate applicable to such Mortgaged Property until the next Valuation of such Mortgaged Property. If either Borrower or Lender does not accept the Cap Rate Study, the objecting party shall notify the other party within five (5) Business Days, whereupon Lender shall promptly order two additional Cap Rate Studies. The Cap Rate shall be the average capitalization rate set forth in the two additional Cap Rate Studies. Borrower shall pay the cost of all Cap Rate Studies.
“Cap Security Agreement” means, with respect to a Cap, the Interest Rate Cap Security, Pledge and Assignment Agreement between Borrower and Lender, for the benefit of Lender, in the form attached as Exhibit S to this Agreement as such agreement may be amended, modified, supplemented or restated from time to time.
“Cash Collateral Account” means the cash collateral account established pursuant to the Cash Collateral Agreement.
“Cash Collateral Agreement” means a cash collateral, security and custody agreement by and among Fannie Mae, Borrower and a collateral agent for Fannie Mae.
“Cash Equivalents” means:
     (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than twelve (12) months from the date of acquisition.
     (b) certificates of deposit, time deposits, demand deposits, eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers’ acceptances, having in each case a term of not more than twelve (12) months, issued by any commercial bank having membership in the FDIC, or by any U.S. commercial lender (or any branch or agency of a non-U.S. bank licensed to conduct business in the U.S.) having combined capital and surplus of not less than $100,000,000 whose short-term securities are rated at least A-1 by Standard & Poor’s Corporation or P-1 by Moody’s Investors Service, Inc.; and
     (c) commercial paper of an issuer rated at least A-1 by Standard & Poor’s Corporation or P-1 by Moody’s Investors Service, Inc. and in either case having a term of not more than twelve (12) months.
“Change of Control” means the earliest to occur of: (a) the date on which Sun or OP ceases for any reason whatsoever to be the sole general partner or managing member of any Borrower, either directly or indirectly as the sole general partner or managing member of one or more Affiliates who are members or partners of any Borrower, unless the successor to Sun or OP is an Approved Acquiring Person or an Affiliate thereof, or (b) the date on which Sun or OP, or any combination thereof, shall cease for any reason to be the holder, directly or indirectly, of at least fifty-one percent (51%) of the voting interest of any Borrower or to own, directly or indirectly, at least forty percent (40%) of the equity, profits or other limited partnership interests or membership interests in, or Voting Equity Capital (or any other Securities or ownership interests) of any Borrower, unless in either case the successor to Sun or OP is an Approved Acquiring

Appendix-4

Person (other than an Approved Acquiring Person or an Affiliate thereof), or (c) the date on which an Acquiring Person (other than an Approved Acquiring Person or an Affiliate thereof) becomes (by acquisition, consolidation or merger), directly or indirectly, the beneficial owner of more than forty-nine percent (49%) of the total Voting Equity Capital (or of any other Securities or ownership interest) of any Borrower, Sun or OP then outstanding.
“Chief Financial Officer” means the chief financial officer of Sun or any other person with responsibility for any of the functions typically performed in a corporation by the chief financial officer.
“Closing Date” means the Second Restated Agreement Closing Date and each date, including the Effective Date, after the Second Restated Agreement Closing Date on which the funding or other transaction requested in a Request is required to take place.
“Collateral” means the Mortgaged Properties and other collateral from time to time or at any time encumbered by the Security Instruments, or any other property securing Borrower’s obligations under the Loan Documents.
“Collateral Pool” means all of the Collateral.
“Commitment” means, at any time, the sum of the Fixed Facility Commitment and the Variable Facility Commitment.
“Commitment Amount” means the lesser of (a) the amount that would result in an Aggregate Loan to Value Ratio of seventy-five percent (75%), or (b) the amount that would result in (i) an Aggregate Debt Service Coverage Ratio of 1.0 for the portion of the Commitment that will be the Variable Facility Commitment (using a prorated portion of the Net Operating Income and using the Facility Debt Service for only the Variable Facility Commitment in making such determination of Debt Service Coverage Ratio), provided that such amount shall not exceed one hundred three percent (103%) of the amount that would result using the calculation set forth in (ii) below, and (ii) an Aggregate Debt Service Coverage Ratio of 1.30 for the portion of the Commitment that will be the Fixed Facility Commitment (using a prorated portion of the Net Operating Income and using the Facility Debt Service for only the Fixed Facility Commitment in making such determination of Aggregate Debt Service Coverage Ratio).
“Complaint” has the meaning set forth in Section 1.12(b).
“Complete Fixed Facility Termination” shall have the meaning set forth in Section 5.02(a).
“Complete Variable Facility Termination” shall have the meaning set forth in Section 5.02(a).
“Compliance Certificate” means a certificate of Borrower substantially in the form of Exhibit F to the Agreement.
“Consolidated EBITDA” means, for any period, and without double counting any item, the EBITDA for Sun and its Subsidiaries for such period on a consolidated basis.

Appendix-5

“Consolidated EBITDA to Interest Ratio” means, for any period of determination, the ratio (expressed as a percentage) of—
     (a) the excess of—
     (i) the Consolidated EBITDA for the period, less
     (ii) the Imputed Capital Expenditures for the period;
to
     (b) the Consolidated Interest Expense for the period.
“Consolidated Interest Expense” means, for any period of determination, and without double counting any item, the sum of the Interest Expense for Sun for such period on a consolidated basis.
“Conversion Amendment” means the Master Credit Facility Conversion Amendment, substantially in the form of Exhibit I to the Agreement, reflecting the conversion of all or any portion of the Variable Facility Commitment to the Fixed Facility Commitment as set forth in Section 1.08(b).
“Conversion Availability Period” means, with respect to any Variable Advance, the period beginning one (1) year following the date of such Advance and ending on May 1, 2018.
“Conversion Documents” means the Conversion Amendment, together with an amendment to each Security Document and other applicable Loan Documents, in form and substance reasonably satisfactory to Lender, reflecting the change in the Fixed Facility Commitment and the Variable Facility Commitment pursuant to Section 1.08.
“Conversion Request” means a written request, substantially in the form of Exhibit H to the Agreement, to convert all or any portion of the Variable Facility Commitment to the Fixed Facility Commitment pursuant to Section 1.08.
“Coverage and LTV Tests” mean, for any specified date, each of the following financial tests:
     (a) The Aggregate Debt Service Coverage Ratio is not less than 1.30:1.0.
     (b) The Aggregate Loan to Value Ratio does not exceed seventy-five percent (75%).
“Credit Facility” means the Fixed Facility and the Variable Facility.
“Credit Facility Termination Documents” means the instruments releasing the Security Instruments as lien on the Mortgaged Properties, UCC-3 Termination Statements terminating the UCC-1 Financing Statements on the Mortgaged Properties, and such other documents and instruments necessary to evidence the release of the Collateral from any lien securing the Obligations, and the Notes, all in connection with the termination of the Agreement and the Credit Facility pursuant to Article 5.

Appendix-6

“Credit Facility Termination Request” means a written request, substantially in the form of Exhibit R to the Agreement, to terminate the Agreement and the Credit Facility pursuant to Section 5.04(a).
“Current Index” has the meaning set forth in each Variable Facility Note evidencing a SARM Variable Advance.
“Debt Service Coverage Ratio” means —
     (a) for any Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of —
     (i) the aggregate of the Net Operating Income for the preceding twelve (12) month period for the subject Mortgaged Property to
     (ii) the Facility Debt Service on the specified date, assuming, for the purpose of calculating the Facility Debt Service for this definition, that Advances Outstanding shall be the Allocable Facility Amount for the subject Mortgaged Property;
     (b) for purposes of determining the Commitment Amount, the ratio (expressed in decimal form) of —
     (i) the applicable portion of Net Operating Income for the preceding twelve (12) month period to
     (ii) the applicable Facility Debt Service, as described in the definition of Commitment Amount.
“EBITDA” means, for any period, the sum determined in accordance with GAAP, of the following, for any Person on a consolidated basis—
     (a) the net income (or net loss) of such Person during such Period;
     (b) all amounts treated as expenses for real estate depreciation, Interest Expense and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss); and
     (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss);
provided, however, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains.

Appendix-7

“Effective Date” means the date the discount mortgage backed security issued pursuant to the First Restated Agreement is repaid and the Variable Advance Outstanding on the Second Restated Agreement Closing Date is reissued as a SARM Variable Advance.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“Event of Default” means any event defined to be an “Event of Default” under Article 11.
“Expansion” means an increase in the Commitment made in accordance with Article 4.
“Expansion Loan Documents” means a Variable Facility Note or Fixed Facility Note, as the case may be, in the amount of the increase of the Commitment, as expanded in accordance with Article 4 and amendments to the Security Instruments, increasing the amount secured by such Security Instruments to the amount of the Commitment.
“Expansion Origination Fee” shall have the meaning set forth in Section 10.02(b).
“Expansion Property” shall have the meaning set forth in Section 3.04(e).
“Expansion Request” means a written request, substantially in the form of Exhibit O to the Agreement, to obtain an Expansion pursuant to Section 4.02.
“Extension Closing Date” shall have the meaning set forth in Section 1.07(b).
“Extension Documents” means an amendment to this Agreement, together with an amendment to each Security Document (if required by Lender) and other applicable Loan Documents, in form and substance reasonably satisfactory to Lender, reflecting the extension pursuant to Section 1.07.
“Extension Request” shall have the meaning set forth in Section 1.07(a).
“Facility Debt Service” means —
     (a) [Intentionally Deleted]
     (b) for use in determining the additional borrowing capacity created by the addition of Additional Mortgaged Properties and the amount of any Future Advance made pursuant to Section 2.06, the sum of:
     (i) the amount of interest and principal amortization, during the twelve (12) month period immediately succeeding the specified date, with respect to the Advances Outstanding on the specified date and Advances to be obtained relating to the Additional Mortgaged Properties, except that, for these purposes:
     (A) each Variable Advance Outstanding or to be obtained relating to the Additional Mortgaged Properties shall be deemed to require level monthly payments of principal and interest at a rate equal to the rate that would apply to

Appendix-8

such Variable Advance if the Underwriting Rates were being determined on the date of calculation, in an amount necessary to fully amortize the original principal amount of the Variable Advance over the Amortization Period, with such amortization deemed to commence on the first day of the twelve (12) month period; and
     (B) each Fixed Advance Outstanding shall require level monthly payments of principal and interest (at the Interest Rate for the Fixed Advance) in an amount necessary to fully amortize the original principal amount of the Fixed Advance over the Amortization Period, with such amortization to commence on the first day of the twelve (12) month period; and
     (C) each Fixed Advance to be obtained shall be deemed to require level monthly payments of principal and interest at a rate equal to the estimated Interest Rate for such Fixed Advance in an amount necessary to fully amortize the original principal amount of such Fixed Advance over the Amortization Period, with such amortization deemed to commence on the first day of the twelve (12) month period; and
     (ii) the amount of the Standby Fees, if any, payable to Lender pursuant to Section 10.01 during such twelve (12) month period (assuming, for these purposes, that the Advances Outstanding throughout the twelve (12) month period are always equal to the amount of Advances Outstanding on the specified date);
     (c) for use in determining the Aggregate Debt Service Coverage Ratio for purposes of determining Release Prices pursuant to Section 3.04(c) of the Agreement, for purposes of determining compliance with the Coverage and LTV Tests, and for other ongoing monitoring purposes, including any conversion pursuant to Section 1.08 and Section 1.09, as of any specified date, the sum of:
     (i) the amount of interest and principal amortization, during the twelve (12) month period immediately succeeding the specified date, with respect to the Advances Outstanding on the specified date, except that, for these purposes:
     (A) each Variable Advance shall be deemed to require level monthly payments of principal and interest (at the Adjustable Rate for such Variable Advance) in an amount necessary to fully amortize the original principal amount of the Variable Advance over the Amortization Period, with such amortization deemed to commence on the first day of the twelve (12) month period; and
     (B) each Fixed Advance shall require level monthly payments of principal and interest (at the Interest Rate for such Fixed Advance) in an amount necessary to fully amortize the original principal amount of the Fixed Advance over the Amortization Period, with such amortization to commence on the first day of the twelve (12) month period; and
     (ii) the amount of the Standby Fees, if any, payable to Lender pursuant to Section 10.01 during such twelve (12) month period (assuming, for these purposes, that

Appendix-9

the Advances Outstanding throughout the twelve (12) month period are always equal to the amount of Advances Outstanding on the specified date).
“Facility Termination Document” means the Amendment of the Master Credit Facility Agreement, substantially in the form of Exhibit Q to the Agreement, evidencing the permanent reduction in the Facility Commitment pursuant to Section 5.02.
“Facility Termination Request” means a written request, substantially in the form of Exhibit P to the Agreement, for a permanent reduction in the Variable Facility Commitment or the Fixed Facility Commitment pursuant to Section 5.02.
“Fannie Mae” means the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq.
“Fee Reimbursement” has the meaning set forth in Section 1.14.
“Fees” means Additional Collateral Due Diligence Fee, Expansion Origination Fee, Fixed Facility Fee, Standby Fee, Substitution Fee, Variable Facility Fee any and all other fees specified in the Agreement.
“Final Loss” shall mean, with respect to any Mortgaged Property, the positive difference, if any, between (a) the Obligations unpaid at the time of calculation and (b) the sum of the amounts realized from the sale of the applicable REO Property or the value of the REO Property determined as set forth below, together with Net Operating Income from the time the applicable property becomes an REO property, as of the Final Loss Date.
“Final Loss Date” shall mean, with respect to any Mortgaged Property, the later of the date the REO Property was sold to an unrelated third party or, if the REO Property has not been sold for a period of twelve (12) months following the date it became an REO Property, the value of the REO Property determined as provided in the definition of REO Property.
“First Restated Agreement” has the meaning set forth in Recital B.
“Fixed Advance” means a loan made by Lender to Borrower under the Fixed Facility Commitment, which Fixed Advance shall be evidenced by a Fixed Facility Note.
“Fixed Facility” means the agreement of Lender to make Fixed Advances to Borrower pursuant to Section 1.01.
“Fixed Facility Availability Period” means the period beginning on the Effective Date and ending on May 1, 2018.
“Fixed Facility Commitment” means $212,991,218.54, plus such amount as Borrower may elect to add to the Fixed Facility Commitment in accordance with Section 1.08 and Article 4, less such amount as Borrower may elect to extend as a Variable Advance upon the original maturity date of a Fixed Advance pursuant to Section 1.07, and less such amount by which Borrower may elect to reduce the Fixed Facility Commitment in accordance with Article 5.

Appendix-10

“Fixed Facility Fee” means:
     (a) 48 basis points per annum (0.48%) for the Fixed Advances Outstanding as of the Second Restated Agreement Closing Date until the original maturity date of such Fixed Advances;
     (b) for any Fixed Advance extended pursuant to Section 1.07 upon the maturity of a Fixed Advance Outstanding as of the Second Restated Agreement Closing Date, the number of basis points per annum determined at the time of such Fixed Advance by Fannie Mae using Fannie Mae’s standard terms in place at the time of the extension as the Fixed Facility Fee for such Fixed Advance taking into account the type of assets in the Collateral Pool, the Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio at the time;
     (c) for any Fixed Advance converted from a Variable Advance pursuant to Section 1.08, the number of basis points per annum determined at the time of such Fixed Advance by Fannie Mae using Fannie Mae’s standard terms in place at the time of the conversion as the Fixed Facility Fee for such Fixed Advance taking into account the type of assets in the Collateral Pool, the Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio at the time; and
     (d) for any Fixed Advance drawn in connection with an Expansion pursuant to Article 4 or drawn from Unused Capacity, the number of basis points per annum determined at the time of such Fixed Advance by Fannie Mae using Fannie Mae’s standard terms in place at the time of such draw as the Fixed Facility Fee for such Fixed Advance taking into account the type of assets in the Collateral Pool, the Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio at the time.
“Fixed Facility Note” means a promissory note, in the form attached as Exhibit B, as applicable, to the Agreement, which will be issued by Borrower to Lender, concurrently with the funding of each Fixed Advance, to evidence Borrower’s obligation to repay the Fixed Advance.
“Future Advance” means an Advance made after the Initial Closing Date, other than an Advance extended pursuant to Section 1.07 or converted pursuant to Section 1.08.
“GAAP” means generally accepted accounting principles in the United States in effect from time to time, consistently applied.
“General Conditions” shall have the meaning set forth in Article 6.
“Geographical Diversification Requirements” means a requirement that the Collateral Pool consist of not less than five (5) Mortgaged Properties located in at least three (3) states.
“Governmental Approval” means an authorization, permit, consent, approval, license, registration or exemption from registration or filing with, or report to, any Governmental Authority.

Appendix-11

“Governmental Authority” means any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.
“Gross Revenues” means, for any specified period, with respect to any Manufactured Housing Community, all income (including, without limitation, community fees) in respect of such Manufactured Housing Community as reflected on the certified operating statement for such specified period as adjusted to exclude unusual income (e.g. temporary or nonrecurring income), income not allowed under Lender’s Underwriting Requirements (e.g. interest income, furniture income, etc.), and the value of any unreflected concessions. Any type of income included in Gross Revenues at the time of the initial underwriting of any Mortgaged Property shall continue to be included in the calculation of Gross Revenues thereafter. Gross Revenues shall not include rent paid for the lease of manufactured homes by residents from Affiliates of Sun.
“Guaranty” means that certain Guaranty to be executed by Sun in the form of Exhibit E to this Agreement.
“Hazardous Materials”, with respect to any Mortgaged Property, shall have the meaning given that term in the Security Instrument encumbering the Mortgaged Property.
“Hazardous Materials Law”, with respect to any Mortgaged Property, shall have the meaning given that term in the Security Instrument encumbering the Mortgaged Property.
“Hazardous Substance Activity” means any storage, holding, existence, release, spill, leaking, pumping, pouring, injection, escaping, deposit, disposal, dispersal, leaching, migration, use, treatment, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Materials from, under, into or on any Mortgaged Property in violation of Hazardous Materials Laws, including the discharge of any Hazardous Materials emanating from any Mortgaged Property in violation of Hazardous Materials Laws through the air, soil, surface water, groundwater or property and also including the abandonment or disposal of any barrels, containers and other receptacles containing any Hazardous Materials from or on any Mortgaged Property in violation of Hazardous Materials Laws, in each case whether sudden or nonsudden, accidental or nonaccidental.
“Impositions” means, with respect to any Mortgaged Property, all (a) water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (b) premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under any Security Instrument, (c) Taxes, and (d) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests.
“Imputed Capital Expenditures” means, for any four (4) consecutive quarters, an amount equal to the average number of manufactured housing sites owned by Sun during such period multiplied by Seventy-Five Dollars ($75.00) per manufactured housing site, and for any period of less than four (4) consecutive quarters, an appropriate proration of such figure.

Appendix-12

“Indebtedness” means, with respect to any Person, as of any specified date, without duplication, all:
     (a) indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than (i) current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices, and (ii) for construction of improvements to property, if such Person has a non-contingent contract to purchase such property, and (iii) for the purchase of manufactured homes, in which case such Indebtedness may be secured by such homes);
     (b) other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument;
     (c) obligations of such Person under any lease of property, real or personal, the obligations of the lessee in respect of which are required by GAAP to be capitalized on a balance sheet of the lessee or to be otherwise disclosed as such in a note to such balance sheet;
     (d) obligations of such Person in respect of acceptances (as defined in Article 3 of the Uniform Commercial Code of the District of Columbia) issued or created for the account of such Person;
     (e) liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment of such liabilities; and
     (f) as to any Person (“guaranteeing person”), any obligation of (i) the guaranteeing person or (ii) another Person (including any bank under any letter of credit) to induce the creation of a primary obligation (as defined below) with respect to which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing, or in effect guaranteeing, any indebtedness, lease, dividend or other obligation (“primary obligations”) of any third person (“primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, to (A) purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) advance or supply funds for the purchase or payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (D) otherwise assure or hold harmless the owner of any such primary obligation against loss in respect of the primary obligation, provided, however, that the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation of any guaranteeing person shall be deemed to be the lesser of (1) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made and (2) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Contingent Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in

Appendix-13

which case the amount of such Contingent Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by Owner in good faith.
“Initial Closing Date” means the date of the First Restated Agreement.
“Initial Valuation” means, when used with reference to specified Collateral, the Valuation initially performed for the Collateral as of the date on which the Collateral was added to the Collateral Pool. The Initial Valuation for each of the Mortgaged Properties is as set forth in Exhibit A to the Agreement.
“Insurance Policy” means, with respect to a Mortgaged Property, the insurance coverage and insurance certificates evidencing such insurance required to be maintained pursuant to the Security Instrument encumbering the Mortgaged Property.
“Interest Expense” means, for any period, the sum of—
     (a) gross interest expense for the period (including all commissions, discounts, fees and other charges in connection with standby letters of credit and similar instruments) for Sun; and
     (b) the portion of the up-front costs and expenses for Rate Contracts entered into by Sun (to the extent not included in gross interest expense) fairly allocated to such Rate Contracts as expenses for such period, reduced by interest income earned on Rate Contracts not otherwise accounted for, as determined in accordance with GAAP;
     (c) provided, that, all interest expense accrued by Sun during such period, even if not payable on or before the Termination Date, shall be included within “Interest Expense.”
“Interest Rate” means (a) the annual rate of interest set forth in each Fixed Facility Note evidencing a Fixed Advance or (b) the Adjustable Rate set forth in each Variable Facility Note evidencing a SARM Variable Advance.
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. Each reference to the Internal Revenue Code shall be deemed to include (a) any successor internal revenue law and (b) the applicable regulations whether final, temporary or proposed.
“Issuer” shall have the meaning set forth in Section 6.12(a).
“Lease” means any lease, any sublease or subsublease, license, concession or other agreement (whether written or oral and whether now or hereafter in effect), excluding leases of manufactured homes by residents from Affiliates of Sun or recreational vehicles, pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Mortgaged Property, and every modification, amendment or other agreement relating to such lease, sublease, subsublease or other agreement entered into in connection with such lease, sublease, subsublease or other agreement, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

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“Lender” shall have the meaning set forth in the first paragraph of the Agreement, but shall refer to any replacement Lender if the initial Lender is replaced pursuant to the terms of Section 13.04.
“Letter of Credit” means a letter of credit issued by a financial institution satisfactory to Fannie Mae, naming Fannie Mae as beneficiary in form and substance as reasonably and customarily acceptable to Fannie Mae.
“Lien” means any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (including both consensual and non-consensual liens and encumbrances).
“Liquidity” means, at any time, the amount of cash and Cash Equivalents owned by a Person.
“Loan Documents” means the Agreement, the Notes, the Guaranty, the Security Documents, the Conversion Documents, the Extension Documents, all documents executed by Borrower or Sun pursuant to the General Conditions set forth in Article 6 of the Agreement and any other documents executed by Borrower, Sun or OP from time to time in connection with the Agreement or the transactions contemplated by the Agreement.
“Loan to Value Ratio” means, for a Mortgaged Property, for any specified date, the ratio (expressed as a percentage) of —
     (a) the Allocable Facility Amount of the subject Mortgaged Property on the specified date, to
     (b) the Valuation most recently obtained prior to the specified date for the subject Mortgaged Property.
“Manufactured Housing Community” means a residential development consisting of sites for manufactured homes, related amenities, utility services, landscaping, roads and other infrastructure.
“Material Adverse Effect” means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse written determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, a material adverse change in or a materially adverse effect upon any of (a) the business, operations, property or condition (financial or otherwise) of Borrower or Sun, (b) the present or future ability of Borrower or Sun to perform the Obligations for which it is liable, (c) the validity, priority, perfection or enforceability of the Agreement or any other Loan Document or the rights or remedies of Lender under any Loan Document, or (d) the value of, or Lender’s ability to have recourse against, any Mortgaged Property.
“MBS” means a mortgage-backed security issued by Fannie Mae which is “backed” by an Advance and has an interest in the Notes and the Collateral Pool securing the Notes, which interest permits the holder of the MBS to participate in the Notes and the Collateral Pool to the extent of such Advance.

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“MBS Commitment” shall have the meaning set forth in Section 2.01(c).
“Mortgaged Property” and “Mortgaged Properties” means, individually and collectively, the Manufactured Housing Communities described on Exhibit A to this Agreement and which represent the Manufactured Housing Communities which comprise the Collateral Pool on the Second Restated Agreement Closing Date, the Additional Mortgaged Properties, and the Substitute Mortgaged Properties, but excluding each Release Property from and after the date of its release from the Collateral Pool.
“Net Operating Income” means, for any specified period, with respect to any Mortgaged Property, the Gross Revenues during such period less the aggregate Operating Expenses during such period. If a Mortgaged Property is not in the Collateral Pool for the entire specified period, the Net Operating Income for the Mortgaged Property for the time within the specified period during which the Mortgaged Property was in the Collateral Pool shall be the Mortgaged Property’s actual Gross Revenues for each full Calendar Quarter the Mortgaged Property was part of the Collateral Pool and the Mortgaged Property’s pro forma net operating income determined by Lender in accordance with Lender’s Underwriting Requirements relating to manufactured housing for each full Calendar Quarter during the specified period that the Mortgaged Property was not part of the Collateral Pool.
“Net Worth” means, as of any specified date, for any Person, the excess of the Person’s assets over the Person’s liabilities, determined in accordance with GAAP, on a consolidated basis, provided that all real property shall be valued on an undepreciated basis.
“Note” means any Fixed Facility Note or the Variable Facility Note.
“Obligations” means the aggregate of the obligations of Borrower and Sun under the Agreement and the other Loan Documents.
“One-Month LIBOR” means the London interbank offered rate for one-month U.S. dollar deposits, as such rate is reported in The Wall Street Journal. In the event that a rate is not published for One-Month LIBOR, then the nearest equivalent duration London interbank offered rate for U.S. Dollar deposits shall be selected at Lender’s reasonable discretion. If the publication of One-Month LIBOR is discontinued, Lender shall determine such rate from another equivalent source selected by Lender in its reasonable discretion.
“OP” means Sun Communities Operating Limited Partnership, a Michigan limited partnership.
“Operating Expenses” means, for any period, with respect to any Manufactured Housing Community, all expenses in respect of the Manufactured Housing Community, as determined by Lender in accordance with the Underwriting Requirements based on the certified operating statement for such specified period as adjusted to provide for the following: (a) all appropriate types of expenses, including a management fee of four percent (4%) or such other amount as Lender may reasonably determine as prevailing at the time of calculation in the market in which the Manufactured Housing Commitment is located and deposits to the Replacement Reserves (whether funded or not), are included in the total operating expense figure; (b) upward adjustments to individual line item expenses to reflect market norms or actual costs and correct any unusually low expense items, which could not be replicated by a different owner or manager

Appendix-16

(e.g., a market rate management fee will be included regardless of whether or not a management fee is charged, market rate payroll will be included regardless of whether shared payroll provides for economies, etc.); and (c) downward adjustments to individual line item expenses to reflect unique or aberrant costs (e.g., non-recurring capital costs, non-operating borrower expenses, etc.).
“Organizational Certificate” means, collectively, certificates from Borrower and Sun to Lender, in the form of Exhibit G-1 and Exhibit G-2 to the Agreement, certifying as to certain organizational matters with respect to Borrower and Sun.
“Organizational Documents” means all certificates, instruments and other documents pursuant to which an organization is organized or operates, including but not limited to, (a) with respect to a corporation, its articles of incorporation and bylaws, (b) with respect to a limited partnership, its limited partnership certificate and partnership agreement, (c) with respect to a general partnership or joint venture, its partnership or joint venture agreement and (d) with respect to a limited liability company, its articles of organization and operating agreement.
“Outstanding” means, when used in connection with promissory notes, other debt instruments or Advances, for a specified date, promissory notes or other debt instruments which have been issued, or Advances which have been made, but have not been repaid in full as of the specified date.
“Outstanding Allocated Facility Amount” means the allocable facility amount for any Mortgaged Property on the date such Mortgaged Property became a part of the collateral pool minus a pro rata portion of all principal payments made by Borrower pursuant to regularly scheduled monthly amortization in respect of any Fixed Advance.
“Ownership Interests” means, with respect to any entity, any ownership interests in the entity and any economic rights (such as a right to distributions, net cash flow or net income) to which the owner of such ownership interests is entitled.
“Pass-Through Rate” means the interest rate for a Fixed Advance as determined by Lender (rounded to three places) as determined in accordance with Section 2.01.
“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
“Permits” means all permits and accreditations, or similar licenses or approvals issued and/or required by an applicable Governmental Authority or any Applicable Law in connection with the ownership, use, occupancy, leasing, management, operation, repair, maintenance or rehabilitation of any Mortgaged Property or any Borrower’s business.
“Permitted Liens” means, with respect to a Mortgaged Property, (a) the exceptions to title to the Mortgaged Property set forth in the Title Insurance Policy for the Mortgaged Property which are approved by Lender, (b) the Security Instrument encumbering the Mortgaged Property, (c) a Lien imposed or created by Applicable Law, (d) Liens reasonably required to permit the development of property owned by an Affiliate of Borrower which is located adjacent to the

Appendix-17

Mortgaged Property, provided such Liens do not have a Material Adverse Effect and (e) any other Liens approved by Lender.
“Person” means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).
“Potential Event of Default” means any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.
“Property” means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.
“Rate Change Date” has the meaning set forth in each Variable Facility Note evidencing a SARM Variable Advance.
“Rate Contracts” means interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.
“Rate Form” means the completed and executed document from Borrower to Lender pursuant to Section 2.01(b), substantially in the form of Exhibit J to the Agreement, specifying the terms and conditions for the requested Advance.
“Rate Setting Date” means (a) any Business Day on which Borrower provides Lender with an executed Rate Form pursuant to Section 2.01(b) or (b) the date on which Borrower delivers to Lender an executed early rate lock certificate.
“Release Documents” mean instruments releasing the applicable Security Instrument as a Lien on the Release Property, and UCC-3 Termination Statements terminating the UCC-1 Financing Statements, and such other documents and instruments to evidence the release of the Release Property from the Collateral Pool.
“Release Price” shall have the meaning set forth in Section 3.04(c).
“Release Property” means the Mortgaged Property to be released pursuant to Section 3.04.
“Release Request” means a written request, substantially in the form of Exhibit M to the Agreement, to obtain a release of Collateral from the Collateral Pool pursuant to Section 3.04(a).
“Rent Roll” means, with respect to any Manufactured Housing Community, a rent roll prepared and certified by the owner of the Manufactured Housing Community in accordance with Lender’s Underwriting Requirements.
“REO Property” means a Mortgaged Property securing the Obligations that was acquired by Lender or a designee of either by foreclosure or deed in lieu of foreclosure. In the case of a foreclosure, the date the property was acquired shall be deemed to occur at the expiration of the

Appendix-18

applicable redemption period. The value of an REO Property held for twelve (12) months following the expiration of the redemption period shall be determined by an Appraisal.
“Replacement Reserve Agreement” means a Replacement Reserve and Security Agreement, reasonably required by Lender, and completed in accordance with Lender’s Underwriting Requirements.
“Request” means an Advance Request, an Addition Request, an Expansion Request, a Substitution Request, a Release Request, a Conversion Request, an Extension Request, a Credit Facility Termination Request, or a Facility Termination Request.
“SARM Variable Advance” means a loan made by Lender to Borrower under the Variable Facility Commitment that is anticipated to be sold to Fannie Mae under the Fannie Mae Structured Adjustable Rate Mortgage program.
“Second Restated Agreement Closing Date” means July 27, 2011.
“Security” means a “security” as set forth in Section 2(1) of the Securities Act of 1933, as amended.
“Security Documents” means the Security Instruments, the Replacement Reserve Agreements and any other documents executed by Borrower and Sun from time to time to secure any of Borrower’s and Sun’s obligations under the Loan Documents.
“Security Instrument” means, for each Mortgaged Property, a separate Multifamily Mortgage, Deed of Trust or Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement given by a Borrower to or for the benefit of Lender to secure the obligations of Borrower under the Loan Documents. With respect to each Mortgaged Property owned by a Borrower, the Security Instrument shall be substantially in the form published by Fannie Mae for use in the state in which the Mortgaged Property is located. If the Collateral Pool includes any Mortgaged Properties located in the State of California, “Security Instrument” shall include any additional Multifamily Mortgage, Deed of Trust or Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement given by a Borrower to or for the benefit of Lender to secure the obligations of Borrower under the Loan Documents deemed desirable by Lender. The amount secured by the Security Instrument shall be equal to the Commitment in effect from time to time.
“Senior Management” means (a) the Chief Executive Officer, Chairman of the Board, President, Chief Financial Officer and Chief Operating Officer of Sun, and (b) any other individuals with responsibility for any of the significant functions typically performed in a corporation by the officers described in clause (a).
“Single-Purpose” means, with respect to a Person which is any form of partnership or corporation or limited liability company, that such Person at all times from and after the Initial Closing Date (or, in the case of an Additional Borrower, from and after the date such Additional Borrower becomes a party to the Master Agreement):
     (a) has been a duly formed and existing partnership, corporation or limited liability company, as the case may be;

Appendix-19

     (b) has been duly qualified in each jurisdiction in which such qualification was at such time necessary for the conduct of its business;
     (c) has complied with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects;
     (d) has observed all customary formalities regarding its partnership or corporate existence, as the case may be;
     (e) has accurately maintained its financial statements, accounting records and other partnership or corporate documents separate from those of any other Person;
     (f) has collected rents from the tenants of its Mortgaged Property and deposited such rents in such Person’s operating account, before all such cash in such operating accounts are transferred to a master operating account maintained by Sun, OP or another Affiliate;
     (g) has identified itself in all dealings with secured creditors (other than trade creditors in the ordinary course of business and creditors for the construction of improvements to property on which such Person has a non-contingent contract to purchase such property) under its own name and as a separate and distinct entity;
     (h) is and has been adequately capitalized in light of its contemplated business operations;
     (i) has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with the Credit Facility or the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person;
     (j) has not acquired obligations or securities of any other Person;
     (k) in relation to a Borrower, except for loans or advances made in the ordinary course of business to Affiliates, has not made loans or advances to any other Person;
     (l) has not entered into and was not a party to any transaction with any Affiliate of such Person, except in the ordinary course of business and on terms which are no less favorable to such Person than would be obtained in a comparable arm’s-length transaction with an unrelated third Party;
     (m) has not engaged in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code;
     (n) shall not acquire any real or personal property other than the Mortgaged Property and personal property related to operation and maintenance of the Mortgaged Property; and
     (o) shall not operate any business other than the management and operation of the Mortgaged Property (in particular and without limiting the foregoing, Borrower is not and shall not engage in the retail sale or financing of Manufactured Homes, although this shall not prohibit

Appendix-20

any Affiliate of Borrower from engaging in such sale or financing. Borrower shall not rent Homes under Leases providing that upon payment of the stipulated rent or a nominal charge, Borrower shall convey title to the Home to the lessee, although this shall not prohibit any Affiliate of Borrower from engaging in such practice).
Notwithstanding anything contained in the definition of Single-Purpose to the contrary, whether express or implied, Lender and Borrower agree that the following operations and activities of any and all Borrowers and their Affiliates shall not be considered a violation of any obligation to maintain a Single-Purpose: (i) preparing and distributing consolidated financial statements which include operation of Borrowers and their Mortgaged Properties with operations of Sun, OP and/or other Affiliates; (ii) offering services to residents of the Mortgaged Property through Affiliates or other third parties for which fees and charges may be collected by such Borrower or the Affiliate and paid to such Affiliate or third party, which may include, without limitation, cable and internet services, landscaping, snow removal, lease or sale of manufactured homes, and child care; (iii) transferring all Gross Revenue, whether cash, cash equivalents or similar assets to Sun, OP or any other Affiliate after collection thereof and depositing such Gross Revenue in operating bank account maintained for the Mortgaged Property; (iv) having Sun, OP or any Affiliate pay all payables, debts and other liabilities arising from or in connection with operation of any Mortgaged Property from commingled funds; (v) using ancillary assets in connection with operation of the Mortgaged Properties held in the name of Sun, OP or any Affiliates, such as vehicles and office and maintenance equipment; (vi) treating the Mortgaged Properties for all purposes as part of and within the portfolio of manufactured housing communities owned by OP or any Affiliate, including for marketing, promotion and providing information and reports to the public or required by Applicable Law; and (vii) allocating general overhead and administrative costs incurred by Sun, OP and/or other Affiliates to Borrowers in a fair and equitable manner.
“Standby Fee” means, (a) for any month during the period beginning on the Second Restated Agreement Closing Date to and including May 1, 2014, an amount equal to the product obtained by multiplying: (i) one-twelfth (1/12), by (ii) 100 basis points (1%), by (iii) the Unused Capacity for such month; and (b) for any month following May 1, 2014, an amount determined at by Fannie Mae using Fannie Mae’s standard terms in place at the time of Borrower’s election to preserve Unused Capacity and disclosed to Borrower.
“Subsidiary” means, when used with reference to a specified Person, (a) any Person that, directly or indirectly, through one or more intermediaries, is controlled by the specified Person, (b) any Person of which the specified Person is, directly or indirectly, the owner of more than fifty percent (50%) of any voting class of Ownership Interests or (c) any Person (i) which is a partnership and (ii) of which the specified Person is a general partner and owns more than fifty percent (50%) of the partnership interests.
“Substitute Mortgaged Property” means each Manufactured Housing Community owned by Borrower (either in fee simple or as tenant under a ground lease meeting all of Lender’s Underwriting Requirements) and added to the Collateral Pool after the Initial Closing Date in connection with a substitution of Collateral as permitted by Section 3.05.

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“Substitution Fee” means, with respect to any substitution effected in accordance with Section 3.05, a fee equal to 30 basis points (.30%) multiplied by the Allocable Facility Amount of the Substitute Mortgage Property added to the Collateral Pool.
“Sun” means Sun Communities, Inc., a Maryland corporation.
“Surveys” means the as-built surveys of the Mortgaged Properties prepared in accordance with Lender’s Underwriting Requirements, or otherwise approved by Lender.
“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Mortgaged Properties.
“Term of this Agreement” shall be determined as provided in Section 17.10.
“Termination Date” means the latest maturity date for any Advance Outstanding.
“Three-Month LIBOR” means the London interbank offered rate for three-month U.S. dollar deposits, as such rate is reported in The Wall Street Journal. In the event that a rate is not published for Three-Month LIBOR, then the nearest equivalent duration London interbank offered rate for U.S. Dollar deposits shall be selected at Lender’s reasonable discretion. If the publication of Three-Month LIBOR is discontinued, Lender shall determine such rate from another equivalent source selected by Lender in its reasonable discretion.
“Title Company” means Lawyer’s Title Insurance Company.
“Title Insurance Policies” means the mortgagee’s policies of title insurance issued by the Title Company from time to time relating to each of the Security Instruments, conforming to Lender’s Underwriting Requirements, together with such endorsements, coinsurance, reinsurance and direct access agreements with respect to such policies as Lender may, from time to time, consider necessary or appropriate, including variable credit endorsements, if available, and tie-in Endorsements, if available, and with a limit of liability under the policy (subject to the limitations contained in Sections 6(a)(i) and 6(a)(iii) of the Stipulations and Conditions of the policy) equal to the Commitment.
“Transfer” means —
     (a) as used with respect to Ownership Interests in Borrower or Sun means (i) a sale, assignment, pledge, transfer or other disposition of any ownership interest in Borrower or Sun, or (ii) the issuance or other creation of new ownership interests in Borrower or Sun or in any entity that has a direct or indirect ownership interest in Borrower or Sun, or (iii) a merger or consolidation of Borrower, as the case may be, into another entity or of another entity into Borrower as the case may be, or (iv) the reconstitution of Borrower from one type of entity to another type of entity, or (v) the amendment, modification or any other change in the governing instrument or instruments of Borrower or Sun which has the effect of materially changing the relative powers, rights, privileges, voting rights or economic interests of the ownership interests in Borrower or Sun, in each case excluding (A) any Transfer to or from an Affiliate, (B) sales

Appendix-22

and purchases of stock of Sun on any public stock exchange, (C) private placements of ownership interests in Sun or any Affiliate that do not result in a Change of Control, or (D) any conversion of any ownership interest in OP or an Affiliate to stock in Sun, provided that any Transfer, sale, purchase or conversion does not otherwise conflict with or violate the terms and conditions of this Agreement.
     (b) as used with respect to ownership interests in a Mortgaged Property means a sale, assignment, lease, pledge, transfer or other disposition (whether voluntary or by operation of law) of, or the granting or creating of a lien, encumbrance or security interest in, any estate, rights, title or interest in a Mortgaged Property, or any portion thereof, excluding the granting of easements, rights of way, licenses and similar property matters reasonably necessary for operation of a Mortgaged Property. Transfer does not include a conveyance of a Mortgaged Property at a judicial or non-judicial foreclosure sale under any security instrument or the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code.
“Treasury Regulations” means regulations, revenue rulings and other public interpretations of the Internal Revenue Code by the Internal Revenue Service, as such regulations, rulings and interpretations may be amended or otherwise revised from time to time.
“Underwriting Requirements” means Lender’s overall underwriting requirements for Manufactured Housing Communities in connection with loans anticipated to be sold to Fannie Mae, pursuant to Fannie Mae’s then current guidelines, including, without limitation, requirements relating to Appraisals, physical needs assessments, environmental site assessments, zoning analyses and exit strategies, as such requirements may be amended, modified, updated, superseded, supplemented or replaced from time to time.
“Unused Capacity” means, for any month, the sum of the daily average during such month of the undrawn amount of the Commitment, without regard to any unclosed Requests or to the fact that a Request must satisfy conditions precedent.
“Valuation” means, for any specified date, with respect to a Manufactured Housing Community, (a) if an Appraisal of the Manufactured Housing Community was more recently obtained than a Cap Rate for the Manufactured Housing Community, the Appraised Value of such Manufactured Housing Community, or (b) if a Cap Rate for the Manufactured Housing Community was more recently obtained than an Appraisal of the Manufactured Housing Community, the value derived by dividing—
     (i) the Net Operating Income of such Manufactured Housing Community, by
     (ii) the most recent Cap Rate determined for the Mortgaged Property.
Notwithstanding the foregoing, any Valuation for a Manufactured Housing Community calculated for a date occurring before the first anniversary of the date on which the Manufactured Housing Community becomes a part of the Collateral Pool shall equal the Appraised Value of such Manufactured Housing Community, unless Lender determines that changed market or property conditions warrant that the value be determined as set forth in the preceding sentence.

Appendix-23

“Variable Advance” means a loan made by Lender to Borrower under the Variable Facility Commitment, which Variable Advance shall be evidenced by a Variable Facility Note.
“Variable Facility” means the agreement of Lender to make Variable Advances to Borrower pursuant to Section 1.01.
“Variable Facility Availability Period” means the period beginning on the Second Restated Agreement Closing Date and ending on May 1, 2018.
“Variable Facility Commitment” means an aggregate amount of $152,362,500.00, which shall be evidenced by the Variable Facility Note in the form attached hereto as Exhibit C, plus such amount as Borrower may elect to add to the Variable Facility Commitment in accordance with Article 4, plus such amount as Borrower may elect to convert from the Fixed Facility Commitment to the Variable Facility Commitment in accordance with Section 1.07, less such amount as Borrower may elect to convert from the Variable Facility Commitment to the Fixed Facility Commitment in accordance with Section 1.08, and less such amount by which Borrower may elect to reduce the Variable Facility Commitment in accordance with Article 5.
“Variable Facility Fee” means:
     (a) (i) 90 basis points per annum (0.90%) for the SARM Variable Advance converted from the Variable Advances Outstanding as of the Effective Date;
     (b) for any Variable Advance extended pursuant to Section 1.07 upon the maturity of a Fixed Advance Outstanding as of the Second Restated Agreement Closing Date, the number of basis points per annum determined at the time of such Variable Advance by Fannie Mae using Fannie Mae’s standard terms in place at the time of the extension as the Variable Facility Fee for such Variable Advance taking into account the type of assets in the Collateral Pool, the Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio at the time; and
     (c) for any Variable Advance drawn in connection with an Expansion pursuant to Article 4 or drawn from Unused Capacity, the number of basis points per annum determined at the time of such Variable Advance by Fannie Mae using Fannie Mae’s standard terms in place at the time of such draw as the Variable Facility Fee for such Variable Advance taking into account the type of assets in the Collateral Pool, the Aggregate Debt Service Coverage Ratio and Aggregate Loan to Value Ratio at the time.
“Variable Facility Note” means, individually and collectively, promissory notes, each in the form attached as Exhibit C to the Agreement, which have been issued by Borrower to Lender to evidence Borrower’s obligation to repay Variable Advances.
“Voting Equity Capital” means Securities, partnership or member interests of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors (or Persons performing similar functions).

Appendix-24

EXECUTION VERSION
07/25/2011
EXHIBIT A TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
SCHEDULE OF INITIAL MORTGAGED PROPERTIES
AND INITIAL VALUES

Property Name	Property Address	Initial Values
Autumn Ridge	2050 Four Seasons Drive, Ankeny, IA 50021	$15,900,000
Country Meadows	3211 Will Carlton Road, Flat Rock, MI 48134	$25,500,000
King’s Court	2899 Lafranier Road, Traverse City, MI 49686	$25,800,000
Timberline	260 Pin Oak Drive, Coopersville, MI 49404	$10,000,000
West Point/Academy	41021 Old Michigan Avenue, Canton, MI 48188	$19,400,000
Allendale	11400 Boyne Boulevard, Allendale, MI 49401	$12,050,000
Presidential Estates	5075 Presidential Lane, Hudsonville, MI 49426	$14,600,000
Meadow Lake	3951 Brentwood Cir. W., White Lake, MI 48383	$21,700,000
White Oak	4084 West Stanley Road, Mt. Morris, MI 48458	$16,000,000
Brookside Manor	61108 C.R. 17, Goshen, IN 46526	$15,200,000
Valley Brook	4620 South High School Road, Indianapolis, IN 46234	$27,100,000
Branch Creek	12609 Dessau Road, Austin, TX 78754	$12,500,000
Chisolm Point	900 Broken Feather Trail, Pflugerville, TX 78660	$10,758,511
Pin Oak	8001 Oakhaven Drive, O’Fallon, MO 63366	$15,900,000
Timber Ridge	3717 S. Taft Hill Dr., Ft. Collins, CO 80526	$24,300,000
Eagle Crest	4700 Eagle Crest Blvd., Firestone, CO 80504	$12,400,000
Holly Forest	1000 Walker St., Holly Hill, FL 32117	$14,380,000
Water Oak Country Club Est.	106 Evergreen Ln., Lady Lake, FL 32159	$35,210,000
Saddle Oak Club	6045 S.W. 55th Ct., Ocala, FL 34474	$13,130,000
Holiday Mobile Village	1350 C.R. 3, Elkhart, IN 46514	$11,300,000

Property Name	Property Address	Initial Values
Roxbury Park	403 Post Rd., Goshen, IN 46526	$12,730,000
Carrington Pointe	7211 Carrington Pointe Blvd., Ft. Wayne, IN 46818	$9,000,000
Clearwater Village	62430 Locust Rd., South Bend, IN 46614	$5,500,000
Windham Hills	4020 County Farm Rd., Jackson, MI 49201	$13,900,000
Kensington Meadows	4245 W. Jolly Rd., Lansing, MI 48911	$10,800,000
White Lake	1415 Fisk Rd., White Lake, MI 48386	$13,500,000
Woodhaven Place	23601 Van Horn Rd., Woodhaven, MI 48183	$9,200,000
Oakwood Village	10800 Valette Circle West, Mamisburg, OH 45342	$19,500,000
Woodside Terrace	7717 Angola Rd., Holland, OH 43528	$18,300,000
Worthington Arms	4277 Columbus Pike, Lewis Center, OH 43035	$8,500,000
Westbrook Park	715 South Holland-Sylvania Rd., Toledo, OH 43615	$12,450,000
Westbrook Senior Village	715 South Holland-Sylvania Rd., Toledo, OH 43615	$3,600,000
Willowbrook	5001 South Ave., Toledo, OH 43615	$9,800,000
Boulder Ridge	3300 Killingsworth, Pflugerville, TX 78660	$16,500,000
		$516,408,511.00

A-2

[ALL NOTES OUTSTANDING WILL REMAIN IN EFFECT ON EXISTING FORMS; NOTES EXECUTED ON THE SECOND RESTATED AGREEMENT CLOSING DATE SHALL BE IN THE FORM CONTAINED IN THE EXHIBITS; NOTES EXECUTED IN THE FUTURE WILL BE ON FANNIE MAE FORMS PROMULGATED AT THE TIME SUBJECT TO THE BUSINESS TERMS SET FORTH IN THE MASTER AGREEMENT AND THIS NOTE]
EXHIBIT B TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
FIXED FACILITY NOTE
(Standard Maturity)

US $	, 20__
     FOR VALUE RECEIVED, the undersigned (individually and collectively, “Borrower”) jointly and severally (if more than one) promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (“Lender”) the principal sum of _______________________________ AND NO/100 DOLLARS (US $____________), with interest accruing on the unpaid principal balance from the Effective Date until fully paid at the Interest Rate.
     This Note is executed and delivered by Borrower pursuant to that certain Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011, by and among Borrower, Lender and Fannie Mae (as amended, restated or otherwise modified from time to time, the “Master Agreement”), to evidence the obligation of Borrower to repay a Fixed Advance made by Lender to Borrower in accordance with the terms of the Master Agreement. This Note is entitled to the benefit and security of the Loan Documents provided for in the Master Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Fixed Advance evidenced hereby is made.
     1. Defined Terms. In addition to defined terms found elsewhere in this Note, as used in this Note, the following definitions shall apply:
Advance: The advance evidenced by this Note.
Advance Term: ______________________ months.
Amortization Period: Three hundred sixty (360) months.
Business Day: Any day other than a Saturday, Sunday or any other day on which Lender is not open for business.
Debt Service Amounts: Amounts payable under this Note, the Security Instrument or any other Loan Document.

Default Rate: A rate equal to the lesser of four (4) percentage points above the Interest Rate or the maximum interest rate which may be collected from Borrower under applicable law.
Effective Date: The date of this Note.
First [Interest Only] Payment Date: The first day of __________, 20___. [For example: If the Note date is January 1, then the First Interest Only Payment Date will be February 1. If the Note date is any day other than January 1, then the First Interest Only Payment Date will be March 1.]
[First Principal and Interest Payment Date: The first day of _____________, _________.]
Indebtedness: The principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument.
Interest Rate: The annual rate of _________________ percent (_____%).
[Last Interest Only Payment Date: The first day of _____________, _________.]
Lender: The holder of this Note.
Maturity Date: The first day of May, 2023, or any earlier date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise.
Security Instrument: Individually and collectively, various multifamily mortgages, deeds to secure debt or deeds of trust described in the Master Agreement.
Yield Maintenance Period Term or Prepayment Premium Period Term: _______ months.
Yield Maintenance Period End Date or Prepayment Premium Period End Date: The last day of October, 2022.
Event of Default and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Master Agreement or, if not defined in the Master Agreement, as defined in the Security Instrument.
     2. Address for Payment. All payments due under this Note shall be payable at PNC Bank, National Association, 26901 Agoura Road, Suite 200, Calabasas Hills, California 91301, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

     3. Payment of Principal and Interest. Principal and interest shall be paid as follows:
          (a) Short Month Interest. If disbursement of principal is made by Lender to Borrower on any day other than the first day of the month, interest for the period beginning on the Effective Date and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note.
          (b) Interest Computation. Interest under this Note shall be computed on the basis of (check one only):
☐	30/360. A 360-day year consisting of twelve (12) 30-day months.

☑	Actual/360. A 360-day year. The amount of each monthly payment made by Borrower pursuant to Section 3(b)(i) below that is allocated to interest will be based on the actual number of calendar days during such month and shall be calculated by multiplying the unpaid principal balance of this Note by the per annum Interest Rate, dividing the product by three hundred sixty (360) and multiplying the quotient by the actual number of days elapsed during the month. Borrower understands that the amount of interest for each month will vary depending on the actual number of calendar days during such month.
                      (i) [If applicable] [Interest Only Period. Commencing on the First Interest Only Payment Date and on the first day of every month until and including the Last Interest Only Payment Date, consecutive monthly installments of interest only shall be payable and in an amount equal to one of the following (check one only):
☐	30/360. [Select only if 30/360 is selected in Section 3(b) above.] If interest accrues based on a 30/360 interest computation, then consecutive monthly installments of interest only, each in the amount of _______________________________________________ Dollars (US $__________________________).

☑	Actual/360. [Select only if Actual/360 is selected in Section 3(b) above.] If interest accrues based on an Actual/360 interest computation, the amount of __________________________ and _____/100 Dollars (US $___________) shall be payable on the First Interest Only Payment Date and thereafter consecutive monthly installments of interest only, shall be payable as follows:
                    (A) ______________________________ and _____/100 Dollars (US $___________), shall be payable on the first day of each month during the term hereof which follows a twenty-eight (28) day month;
                    (B) ______________________________ and _____/100 Dollars (US $___________), shall be payable on the first day of each month during the term hereof which follows a twenty-nine (29) day month,

               (C) ______________________________ and _____/100 Dollars (US $___________), shall be payable on the first day of each month during the term hereof which follows a thirty (30) day month, or
               (D) ______________________________ and _____/100 Dollars (US $___________), shall be payable on the first day of each month during the term hereof which follows a thirty-one (31) day month, until the entire unpaid principal balance evidenced by this Note is fully paid.]
               (ii) Amortizing Period. Commencing on the First [Principal and Interest] Payment Date and on the first day of every month thereafter, consecutive monthly installments of principal and interest, each in the amount of ______________________________ and _____/100 Dollars (US $___________) until the entire unpaid principal balance evidenced by this Note is fully paid. Any remaining principal and interest shall be due and payable on the Maturity Date. The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.
          (c) Payments Before Due Date. Any regularly scheduled monthly installment [Insert if fully amortizing: of principal and interest] [Insert if there is a partial I/O period: of interest only (during the interest-only period set forth in Section 3(b)(i) above) or principal and interest (during the period in which principal and interest is due as set forth in Section 3(b)(ii) above)] that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.
          (d) Accrued Interest. Any accrued interest remaining past due for thirty (30) days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note. Any reference herein to “accrued interest” shall refer to accrued interest which has not become part of the unpaid principal balance. Any amount added to principal pursuant to the Loan Documents shall bear interest at the applicable rate or rates specified in this Note and shall be payable with such interest upon demand by Lender and absent such demand, as provided in this Note for the payment of principal and interest.
     4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender shall apply that payment in the manner set forth in the Master Agreement. Borrower agrees that neither Lender’s acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.
     5. Security. The Indebtedness is secured, among other things, by the Security Instrument, and reference is made to the Security Instrument for other rights of Lender concerning the collateral for the Indebtedness.
     6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Section 10,

if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.
     7. Late Charge. If any monthly installment due hereunder is not received by Lender on or before the tenth (10th) day of each month or if any other amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within ten (10) days after the date such amount is due, counting from and including the date such amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such monthly installment or other amount due. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Advance and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Section represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 8.
     8. Default Rate. So long as any monthly installment or any other payment due under this Note remains past due for thirty (30) days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at the Default Rate. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Advance, that, during the time that any monthly installment or payment under this Note is delinquent for more than thirty (30) days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender’s ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than thirty (30) days, Lender’s risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of Borrower’s delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent Advance.
     9. Limits on Personal Liability. The provisions of Article 15 of the Master Agreement (entitled “Personal Liability of Borrower”) concerning the non-recourse nature of the Indebtedness are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

     10. Voluntary and Involuntary Prepayments.
          (a) A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:
               (i) Subject to the terms of the Master Agreement, Borrower may voluntarily prepay all (or a portion) of the unpaid principal balance of this Note only on the last calendar day of a calendar month (the “Last Day of the Month”) and only if Borrower has complied with all of the following:
               (A) Borrower must give Lender at least thirty (30) days (if given via U.S. Postal Service) or twenty (20) days (if given via facsimile, email or overnight courier), but not more than sixty (60) days, prior written notice of Borrower’s intention to make a prepayment (the “Prepayment Notice”). The Prepayment Notice shall be given in writing (via facsimile, email, U.S. Postal Service or overnight courier) and addressed to Lender. The Prepayment Notice shall include, at a minimum, the Business Day upon which Borrower intends to make the prepayment (the “Intended Prepayment Date”).
               (B) Borrower acknowledges that Lender is not required to accept any voluntary prepayment of this Note on any day other than the Last Day of the Month even if Borrower has given a Prepayment Notice with an Intended Prepayment Date other than the Last Day of the Month or if the Last Day of the Month is not a Business Day. Therefore, even if Lender accepts a voluntary prepayment on any day other than the Last Day of the Month, for all purposes (including the accrual of interest and the calculation of the prepayment premium), any prepayment received by Lender on any day other than the Last Day of the Month shall be deemed to have been received by Lender on the Last Day of the Month and any prepayment calculation will include interest to and including the Last Day of the Month in which such prepayment occurs. If the Last Day of the Month is not a Business Day, then Borrower must make the payment on the Business Day immediately preceding the Last Day of the Month.
               (C) Any prepayment shall be made by paying (1) the amount of principal being prepaid, (2) all accrued interest (calculated to the Last Day of the Month), (3) all other sums due Lender at the time of such prepayment, and (4) the prepayment premium calculated pursuant to Schedule A.
               (D) If, for any reason, Borrower fails to prepay this Note (1) within five (5) Business Days after the Intended Prepayment Date or (2) if the prepayment occurs in a month other than the month stated in the original Prepayment Notice, then Lender shall have the right, but not the obligation, to recalculate the prepayment premium based upon the date that Borrower actually prepays this Note and to make such calculation as described in Schedule A attached hereto. For purposes of such recalculation, such new prepayment date shall be deemed the “Intended Prepayment Date.”

               (ii) After receipt of a partial prepayment, Lender shall re-calculate the scheduled monthly installment of interest only or principal and interest, as applicable, for each subsequent monthly installment due hereunder by amortizing the remaining unpaid principal balance of this Note over the Remaining Amortization Period (as defined below) utilizing the Interest Rate and the interest computation basis selected in Section 3(b) above. As used herein, “Remaining Amortization Period” shall mean the Amortization Period minus the number of scheduled monthly payments that have elapsed since the date of this Note (excluding scheduled monthly payments of interest only, if any).
Lender shall notify Borrower of the new required monthly installment (which shall replace the amount(s) set forth in Section 3(c) above) following receipt of a partial prepayment and Borrower shall execute any amendment to this Note requested by Lender to evidence such new required monthly installment(s).
               (iii) Upon Lender’s exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due Lender under this Note and the other Loan Documents, and (B) the prepayment premium calculated pursuant to Schedule A, if due thereunder.
               (iv) Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium, if due hereunder.
          (b) Notwithstanding the provisions of Section 10(a), no prepayment premium shall be payable (i) with respect to any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under any Security Instrument, or (ii) as provided in subparagraph (c) of Schedule A.
          (c) Schedule A is hereby incorporated by reference into this Note.
          (d) Any required prepayment of less than the entire unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing. Upon the making of any voluntary prepayment of less than the entire unpaid principal balance of this Note, the required monthly installments of principal and interest shall be adjusted based on the then outstanding principal balance of this Note and utilizing the methodology used to determine the monthly installments of principal and interest payable in respect of this Note on the closing of this Note.
          (e) Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender’s incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender’s ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents a reasonable estimate of the damages Lender will incur because of a prepayment.
          (f) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Advance evidenced by this Note, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of Borrower’s voluntary agreement to the prepayment premium provisions.
     11. Costs and Expenses. Borrower shall pay on demand all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.
     12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower’s obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.
     13. Waivers. Except as expressly provided in the Master Agreement, presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.
     14. Advance Charges. Borrower agrees to pay an effective rate of interest equal to the sum of the interest rate provided for in this Note and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Advance evidenced by this Note and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Advance is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.
     15. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.
     16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of “days” means calendar days, not Business Days.
     17. Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial. The provisions of Section 17.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.
     18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.
     19. Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 17.08 of the Master Agreement.
     20. Security for this Note. The indebtedness evidenced by this Note is secured by other Security Documents executed by Borrower or its Affiliates. Reference is made hereby to the Master Agreement and the Security Documents for additional rights and remedies of Lender relating to the Indebtedness evidenced by this Note. Each Security Document shall be released in accordance with the provisions of the Master Agreement and the Security Documents.
     21. Fixed Facility. This Note is issued as part of the Fixed Facility established in accordance with the terms of the Master Agreement. Borrower may not re-borrow any amounts under this Note which it has previously borrowed and repaid under this Note provided that Borrower may preserve Unused Capacity pursuant to the terms of the Master Agreement.
     22. Cross-Default with Master Agreement. The occurrence of an Event of Default under the Master Agreement shall constitute an “Event of Default” under this Note, and, accordingly, upon the occurrence of an Event of Default under the Master Agreement, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.
[Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:
	Name:	Jonathan M. Colman
	Title:	Executive Vice President – Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

     Pay to the order of ________________________________________, without recourse.

PNC BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

ATTACHED SCHEDULES. The following Schedules are attached to this Note:
☑ Schedule A Prepayment Premium

SCHEDULE A
PREPAYMENT PREMIUM
Any prepayment premium payable under Section 10 of this Note shall be computed as follows:
     (a) If the prepayment is made at any time after the date of this Note and before the Yield Maintenance Period End Date, the prepayment premium shall be the greater of:
(i)	One percent (1%) of the amount of principal being prepaid; or

(ii)	The product obtained by multiplying:
(A)	the amount of principal being prepaid,

by

(B)	the difference obtained by subtracting from the Interest Rate on this Note the Yield Rate (as defined below), on the twenty-fifth (25th) Business Day preceding (1) the Intended Prepayment Date, or (2) the date Lender accelerates the Loan or otherwise accepts a prepayment pursuant to Section 10(a)(3) of this Note, by

(C)	the present value factor calculated using the following formula:

1 – (1 + r)-n/12 r

[r =	Yield Rate

n =	the number of months remaining between (1) either of the following: (A) in the case of a voluntary prepayment, the Last Day of the Month during which the prepayment is made, or (B) in any other case, the date on which Lender accelerates the unpaid principal balance of this Note and (2) the Yield Maintenance Period End Date.

For purposes of this clause (ii), the “Yield Rate” means the yield calculated by interpolating the yields for the immediately shorter and longer term U.S. “Treasury constant maturities” (as reported in the Federal Reserve Statistical Release H.15 Selected Interest Rates (the “Fed Release”) under the heading “U.S. government securities”) closest to the remaining term of the Yield Maintenance Period Term, as follows (rounded to three decimal places):

a =	the yield for the longer U.S. Treasury constant maturity

b =	the yield for the shorter U.S. Treasury constant maturity

x =	the term of the longer U.S. Treasury constant maturity

y =	the term of the shorter U.S. Treasury constant maturity

z =	“n” (as defined in the present value factor calculation above) divided by twelve (12).
Notwithstanding any provision to the contrary, if “z” equals a term reported under the U.S. “Treasury constant maturities” subheading in the Fed Release, the yield for such term shall be used, and interpolation shall not be necessary. If publication of the Fed Release is discontinued by the Federal Reserve Board, Lender shall determine the Yield Rate from another source selected by Lender. Any determination of the Yield Rate by Lender will be binding absent manifest error.]
     (b) If the prepayment is made on or after the Yield Maintenance Period End Date but before the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs, the prepayment premium shall be in an amount determined in accordance with the calculation set forth in paragraph (a)(ii) above.
     (c) Notwithstanding the provisions of Section 10(a) of this Note, no prepayment premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.
[Initial page follows.]

INITIAL PAGE TO SCHEDULE A
TO FIXED FACILITY NOTE
INITIAL(S)

[ALL NOTES OUTSTANDING WILL REMAIN IN EFFECT ON EXISTING FORMS; NOTES EXECUTED ON THE SECOND RESTATED AGREEMENT CLOSING DATE SHALL BE IN THE FORM CONTAINED IN THE EXHIBITS; NOTES EXECUTED IN THE FUTURE WILL BE ON FANNIE MAE FORMS PROMULGATED AT THE TIME SUBJECT TO THE BUSINESS TERMS SET FORTH IN THE MASTER AGREEMENT AND THIS NOTE]
EXHIBIT C TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
VARIABLE FACILITY NOTE
([1][3]-Month LIBOR Index Structured ARM)

US $[ ]	[ , ]
     FOR VALUE RECEIVED, the undersigned (individually and collectively, “Borrower”) jointly and severally (if more than one) promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (“Lender”), the principal sum of _________________________________ Dollars (US $____________________), with interest on the unpaid principal balance from the Effective Date until fully paid at the rates applicable from time to time set forth in this Variable Facility Note (“Note”).
     This Note is executed and delivered by Borrower pursuant to that certain Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011, by and among Borrower, Lender and Fannie Mae (as amended, restated or otherwise modified from time to time, the “Master Agreement”), to evidence the obligation of Borrower to repay a Variable Advance made by Lender to Borrower in accordance with the terms of the Master Agreement. This Note is entitled to the benefit and security of the Loan Documents provided for in the Master Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Variable Advance evidenced hereby is made.
     1. Defined Terms. In addition to defined terms found elsewhere in this Note, as used in this Note, the following definitions shall apply:
Adjustable Rate. The Initial Adjustable Rate shall be _______% per annum until the first Rate Change Date. From and after each Rate Change Date until the next Rate Change Date, the Adjustable Rate shall be the sum of (a) the Current Index, and (b) the Margin, which sum is then rounded to three decimal places, subject to the limitations that the Adjustable Rate shall not be less than the Margin.
Advance: The advance evidenced by this Note.
Amortization Period: Three hundred sixty (360) months.
Business Day: Any day other than a Saturday, Sunday or any other day on which Lender is not open for business.

Current Index: The published Index that is effective on the Business Day immediately preceding the applicable Rate Change Date.
Default Rate: A rate equal to the lesser of four (4) percentage points above the then-applicable Adjustable Rate or the maximum interest rate which may be collected from Borrower under applicable law.
Effective Date: The date of this Note.
First Payment Date [Or for Partial I/O: First Interest Only Payment Date]: The first day of __________, _____. [For example, if the Note date is January 1, then the First Payment Date or First Interest-Only Payment Date will be February 1. If the Note date is any day other than January 1, then the First Payment Date or First Interest-Only Payment Date will be March 1.]
[First Principal and Interest Payment Date: The first day of _____________, _________.] [Applicable only for Partial Interest-Only Advances. If the Advance is a Partial Interest-Only Advance, insert the calendar month and year immediately following the Last Interest-Only Payment Date. For example: If the Last Interest-Only Payment Date is January 1, 2012, then the First Principal and Interest Payment Date is February 1, 2012.]
Indebtedness: The principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument.
Index: The British Bankers Association fixing of the London Inter-Bank Offered Rate for [1][3]-month U.S. Dollar-denominated deposits as reported by Reuters through electronic transmission. If the Index is no longer available, or is no longer posted through electronic transmission, Lender will choose a new index that is based upon comparable information and provide notice thereof to Borrower.
Initial Adjustable Rate: _______% per annum until the first Rate Change Date.
[Last Interest Only Payment Date: The first day of _____________, ________.] [Applicable only if the Advance is a Partial Interest-Only Advance. Insert the date that the last interest-only payment is due.]
Lender: The holder of this Note.
Loan Year: The period beginning on the Effective Date and ending on the day before the [1-mo.: twelfth] [3-mo.: fourth] Rate Change Date and each successive twelve- (12) month period thereafter.
Margin: ____________ %, which amount includes the Variable Facility Fee.

Master Agreement: The Second Amended and Restated Master Credit Facility Agreement dated as of July 27, 2011, and executed by (or joined into by) and among Borrower and Lender, as the same may be amended, modified or supplemented from time to time.
Maturity Date: The first day of May, 2023, or any earlier date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise.
Payment Change Date: The first day of each month following the [First Payment Date] [or if the Advance is a Partial Interest-Only Advance: First Interest Only Payment Date] until this Note is repaid in full.
Prepayment Lockout Period: That period of time as may be stated in Schedule A attached hereto, if any.
Prepayment Premium Term: The period beginning on the Effective Date and ending on the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.
Rate Change Date: [1-month LIBOR: The First Payment Date [or if the Advance is a Partial Interest-Only Advance: First Interest Only Payment Date] and the first day of each month thereafter until this Note is repaid in full.] [3-month LIBOR: The first day of the month which is the second month following the First Payment Date [or if the Advance is a Partial Interest-Only Advance: First Interest Only Payment Date] and the first day of every third month thereafter until this Note is repaid in full]
Security Instrument: Individually and collectively, various multifamily mortgages, deeds to secure debt or deeds of trust described in the Master Agreement.
Servicing Payment Date: Two (2) Business Days prior to the date each monthly payment is due under this Note.
Variable Facility Fee: Has the meaning set forth in the Master Agreement.
Event of Default and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Master Agreement or, if not defined in the Master Agreement, as defined in the Security Instrument.
     2. Address for Payment. All payments due under this Note shall be payable at PNC Bank, National Association, 26901 Agoura Road, Suite 200, Calabasas Hills, California 91301, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

     3. Payment of Principal and Interest. This Note will accrue interest on the outstanding principal balance at the Adjustable Rate. Principal and interest shall be paid as follows:
          (a) Short Month Interest. If disbursement of principal is made by Lender to Borrower on any day other than the first day of the month, interest for the period beginning on the Effective Date and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note.
          (b) Interest Accrual. Interest shall accrue on the unpaid principal balance of this Note at the Adjustable Rate and shall be computed on an actual/360 basis. The amount of interest payable each month by Borrower pursuant to Section 3(d) below will be based on the actual number of calendar days during such month and shall be calculated by multiplying the unpaid principal balance of this Note by the applicable Adjustable Rate, dividing the product by three hundred sixty (360) and multiplying the quotient by the actual number of days elapsed during the month. Borrower understands that the amount of interest payable each month will vary based on the unpaid principal balance of this Note, the Adjustable Rate and the actual number of calendar days during such month.
          (c) Adjustable Rate. The Initial Adjustable Rate shall be in effect until the first Rate Change Date. On the first Rate Change Date and each Rate Change Date thereafter, the Adjustable Rate shall change until the Loan is repaid in full. From and after each Rate Change Date until the next Rate Change Date, the Adjustable Rate shall be the sum of (i) the Current Index, and (ii) the Margin, which sum is then rounded to three (3) decimal places, subject to the limitations that the Adjustable Rate shall not be less than the Margin. Accrued interest on this Note shall be paid in arrears.
          (d) Monthly Payments. Borrower acknowledges and agrees to pay all payments required each month as set forth below (the “Required Monthly Payments”) due under this Note to Lender on the Servicing Payment Date even though such Required Monthly Payments are due on the first day of every month. Select one (1) only:
☐	Amortizing Advance. If the Advance is an amortizing Advance, consecutive monthly installments of principal and interest, each in the amount of the Required Monthly Payment, shall be payable on the First Payment Date and on the first day of each month thereafter until the entire unpaid principal balance evidenced by this Note is fully paid. Any remaining principal and accrued but unpaid interest, if not sooner paid, shall be due and payable on the Maturity Date. The initial Required Monthly Payment shall be ___________ Dollars (US $____________). Thereafter, on each Payment Change Date the Required Monthly Payment shall change based on the then-current unpaid principal balance of this Note, the then-applicable Adjustable Rate and the actual number of calendar days during the applicable month, and shall be in an amount equal to the sum of (i) a principal payment equal to ____________________________________ Dollars (US

$_____________) plus (ii) an interest payment calculated utilizing the accrual method stated in Section 3(b) above.

☐	Partial Interest Only Advance. If the Advance is a partial interest only Advance, consecutive monthly installments of interest only, each in the amount of the Required Monthly Interest Only Payment (defined below), shall be payable on the First Interest Only Payment Date and on each Payment Change Date until and including the Last Interest Only Payment Date. The initial Required Monthly Interest Only Payment shall be ______________________________ and _____/100 Dollars (US $___________) (the “Required Monthly Interest Only Payment”). Thereafter, on each Payment Change Date until and including the Last Interest Only Payment Date, the Required Monthly Interest Only Payment shall change based on the then-applicable Adjustable Rate and the actual number of calendar days during the applicable month. Commencing on the First Principal and Interest Payment Date and on each Payment Change Date thereafter, consecutive monthly installments of principal and interest, each in the amount of the Required Monthly Principal and Interest Payment (defined below, and together with the Required Monthly Interest Only Payment, the “Required Monthly Payment”), shall be payable until the entire unpaid principal balance evidenced by this Note is fully paid. Any remaining principal and accrued but unpaid interest, if not sooner paid, shall be due and payable on the Maturity Date. The Required Monthly Principal and Interest Payment shall change based on the then-current unpaid principal balance of this Note, the then-applicable Adjustable Rate and the actual number of calendar days during the applicable month, and shall be in an amount equal to the sum of (i) a principal payment equal to ______________________________ and _____/100 Dollars (US $___________) plus (ii) an interest payment calculated utilizing the accrual method stated in Section 3(b) above (the “Requirement Monthly Principal and Interest Payment”).
          (e) Notice of Change in Required Monthly Payment. Before each Payment Change Date, Lender shall calculate the Required Monthly Payment due on the next Payment Change Date and shall notify Borrower (in the manner specified in the Master Agreement for giving notices) of the Required Monthly Payment next due.
          (f) Correction to Required Monthly Payment. If Lender at any time determines, in its sole but reasonable discretion, that it has miscalculated the amount of the Required Monthly Payment (whether because of a miscalculation of the Adjustable Rate or otherwise), then Lender shall give notice to Borrower of the corrected amount of the Required Monthly Payment (and the corrected Adjustable Rate, if applicable) and (i) if the corrected amount of the Required Monthly Payment represents an increase, then Borrower shall, within thirty (30) calendar days thereafter, pay to Lender any sums that Borrower would have otherwise been obligated under this Note to pay to Lender had the amount of the Required Monthly Payment not been miscalculated, or (ii) if the corrected amount of the Required Monthly Payment represents a decrease thereof and Borrower is not otherwise in breach or default under any of the terms and provisions of the Note, the Security Instrument or any other loan document evidencing or securing the Note, then Borrower shall thereafter be paid the sums that Borrower would not have otherwise been obligated to pay to Lender had the amount of the Required Monthly Payment not been miscalculated.
          (g) Payments Before Due Date. Any regularly scheduled monthly installment [Insert if fully amortizing: of principal and interest] [Insert if there is a partial I/O period: of interest only (during the interest-only period set forth in Section 3(d) above) or principal and interest (during the period in which principal and interest is due as also set forth in Section 3(d) above)] that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.
          (h) Accrued Interest. Any accrued interest remaining past due for thirty (30) days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note. Any reference herein to “accrued interest” shall refer to accrued interest which has not become part of the unpaid principal balance. Any amount added to principal pursuant to the Loan Documents shall bear interest at the applicable rate or rates specified in this Note and shall be payable with such interest upon demand by Lender and absent such demand, as provided in this Note for the payment of principal and interest.
     4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender shall apply that payment in the manner set forth in the Master Agreement. Borrower agrees that neither Lender’s acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.
     5. Security. The Indebtedness is secured, among other things, by the Security Instrument, and reference is made to the Security Instrument for other rights of Lender concerning the collateral for the Indebtedness.
     6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Section 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.
     7. Late Charge. MONTHLY PAYMENTS UNDER THIS NOTE ARE DUE ON THE FIRST DAY OF EACH AND EVERY MONTH UNTIL THIS NOTE IS PAID IN FULL. BORROWER HEREBY AGREES THAT SUCH PAYMENTS SHALL BE MADE TO LENDER ON THE SERVICING PAYMENT DATE. THERE IS NO “GRACE” PERIOD FOR ANY MONTHLY INSTALLMENTS DUE HEREUNDER. If any monthly installment due hereunder is not received by Lender on or before the first day of each month or if any other amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender before or on the date such amount is due, counting from and including the date such amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such monthly installment or other amount due. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Advance and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Section represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 8.
     8. Default Rate. So long as any monthly installment or any other payment due under this Note remains past due for thirty (30) days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at the Default Rate. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Advance, that, during the time that any monthly installment or payment under this Note is delinquent for more than thirty (30) days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender’s ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than thirty (30) days, Lender’s risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of Borrower’s delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent Advance.
     9. Limits on Personal Liability. The provisions of Article 15 of the Master Agreement (entitled “Personal Liability of Borrower”) concerning the non-recourse nature of the Indebtedness are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.
     10. Lockout; Voluntary and Involuntary Prepayments.
          (a) Subject to the terms of the Master Agreement, Borrower may voluntarily prepay all or a portion of the indebtedness evidenced hereby subject to the prepayment provisions and any Prepayment Lockout Period described in Schedule A.
          (b) A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:
               (i) At any time after the expiration of the Prepayment Lockout Period, Borrower may voluntarily prepay all or a portion of the unpaid principal balance of this Note only on the last calendar day of a calendar month (the “Last Day of the Month”) and only if Borrower has complied with all of the following:
               (A) Borrower must give Lender at least thirty (30) days (if given via U.S. Postal Service) or twenty (20) days (if given via facsimile, email or overnight courier), but not more than sixty (60) days, prior written notice of Borrower’s intention to make a prepayment (the “Prepayment Notice”). The Prepayment Notice shall be given in writing (via facsimile, email, U.S. Postal Service or overnight courier) and addressed to Lender. The Prepayment Notice shall include, at a minimum, the Business Day upon which Borrower intends to make the prepayment (the “Intended Prepayment Date”).
               (B) Borrower acknowledges that Lender is not required to accept any voluntary prepayment of this Note on any day other than the Last Day of the Month even if Borrower has given a Prepayment Notice with an Intended Prepayment Date other than the Last Day of the Month or if the Last Day of the Month is not a Business Day. Therefore, even if Lender accepts a voluntary prepayment on any day other than the Last Day of the Month, for all purposes (including the accrual of interest and the calculation of the prepayment premium), any prepayment received by Lender on any day other than the Last Day of the Month shall be deemed to have been received by Lender on the Last Day of the Month and any prepayment calculation will include interest to and including the Last Day of the Month in which such prepayment occurs. If the Last Day of the Month is not a Business Day, then Borrower must make the payment on the Business Day immediately preceding the Last Day of the Month.
               (C) Any prepayment shall be made by paying (1) the amount of principal being prepaid, (2) all accrued interest (calculated to the Last Day of the Month), (3) all other sums due Lender at the time of such prepayment, and (4) the prepayment premium calculated pursuant to Schedule A.
               (D) If, for any reason, Borrower fails to prepay this Note within five (5) Business Days after the Intended Prepayment Date, then Lender shall have the right, but not the obligation, to recalculate the prepayment premium pursuant to Schedule A based upon the date that Borrower actually prepays this Note. Notwithstanding the foregoing, if the delayed prepayment occurs in a month other than the month stated in the original Prepayment Notice, then Lender shall (1) have the right, but not the obligation, to recalculate the prepayment premium pursuant to Schedule A based upon the date that Borrower actually prepays this Note and (2) recalculate the amount of interest payable. In either instance, for purposes of recalculation, such new prepayment date shall be deemed the “Intended Prepayment Date.”
               (ii) After receipt of a partial prepayment, Lender shall re-calculate the scheduled monthly installment of interest only or principal and interest, as applicable, for each subsequent monthly installment due hereunder. The subsequent principal payments shall be calculated by amortizing the remaining unpaid principal balance of this Note over the Remaining Amortization Period (as defined below) utilizing the Interest Rate selected in Section 3(c) above and the interest computation basis selected in Section 3(b) above. As used herein, “Remaining

Amortization Period” shall mean the Amortization Period minus the number of scheduled monthly payments that have elapsed since the date of this Note (excluding scheduled monthly payments of interest only, if any).
               Lender shall notify Borrower of the new required monthly installment (which shall replace the amount(s) set forth in Section 3(d) above) following receipt of a partial prepayment and Borrower shall execute any amendment to this Note requested by Lender to evidence such new required monthly installment(s).
               (iii) Upon Lender’s exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due Lender under this Note and the other Loan Documents, and (B) the prepayment premium calculated pursuant to Schedule A.
               (iv) Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium.
          (c) Notwithstanding the provisions of Section 10(b), no prepayment premium shall be payable (i) with respect to any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under any Security Instrument, (ii) as provided in subparagraph (c) of Schedule A, or (iii) in connection with a conversion of this Note to a Fixed Facility Note pursuant to the terms of the Master Agreement.
          (d) Schedule A is hereby incorporated by reference into this Note.
          (e) Any prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments.
          (f) Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender’s incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender’s ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents a reasonable estimate of the damages Lender will incur because of a prepayment.
          (g) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Advance evidenced by this Note, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of Borrower’s voluntary agreement to the prepayment premium provisions.
     11. Costs and Expenses. Borrower shall pay on demand all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.
     12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower’s obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.
     13. Waivers. Except as expressly provided in the Master Agreement, presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.
     14. Advance Charges. Borrower agrees to pay an effective rate of interest equal to the sum of the interest rate provided for in this Note and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Advance evidenced by this Note and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Advance is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.
     15. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

     16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of “days” means calendar days, not Business Days.
     17. Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial. The provisions of Section 17.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.
     18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.
     19. Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 17.08 of the Master Agreement.
     20. Security for this Note. The indebtedness evidenced by this Note is secured by other Security Documents executed by Borrower or its Affiliates. Reference is made hereby to the Master Agreement and the Security Documents for additional rights and remedies of Lender relating to the Indebtedness evidenced by this Note. Each Security Document shall be released in accordance with the provisions of the Master Agreement and the Security Documents.
     21. Variable Facility. This Note is issued as part of the Variable Facility established in accordance with the terms of the Master Agreement. Borrower may not re-borrow any amounts under this Note which it has previously borrowed and repaid under this Note provided that Borrower may preserve Unused Capacity pursuant to the terms of the Master Agreement.
     22. Cross-Default with Master Agreement. The occurrence of an Event of Default under the Master Agreement shall constitute an “Event of Default” under this Note, and, accordingly, upon the occurrence of an Event of Default under the Master Agreement, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.
[Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

	Name:	Jonathan M. Colman
	Title:	Executive Vice President – Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President – Acquisitions

     Pay to the order of ________________________________________, without recourse.

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

SCHEDULE A
PREPAYMENT PREMIUM
[1% PREPAYMENT PREMIUM]
     Notwithstanding Section 10 of this Note, Borrower shall not have the right voluntarily to prepay any of the principal of this Note before the first anniversary of the date of this Note (the “Prepayment Lockout Period”). The preceding sentence shall not apply to a prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument.
     Any prepayment premium payable under Section 10 of this Note shall be computed as follows:
     (a) Borrower shall have no right to make a voluntary prepayment of this Note, in whole or in part, during the Prepayment Lockout Period. If, during the Prepayment Lockout Period, Lender accelerates the unpaid principal balance of this Note or otherwise applies collateral held by Lender to the repayment of any portion of the unpaid principal balance as permitted in Section 10(b)(ii) of the Note (if any), the prepayment premium shall be equal to the following percentage of the amount of principal being prepaid at the time of such acceleration or application:
          5.00%
     (b) If, during the second through the [                     (                    )] Loan Years, Borrower makes a voluntary prepayment of this Note, Lender accelerates the unpaid principal balance of this Note, or the Lender applies collateral held by Lender to the repayment of any portion of the unpaid principal balance as permitted in Section 10(b)(ii) of the Note (if any), the prepayment premium shall be equal to the following percentage of the amount of principal being prepaid at the time of such prepayment, acceleration or application:

Second Loan Year	1.00%
Third Loan Year	1.00%
Fourth Loan Year	1.00%
Fifth [through ] Loan Year	1.00%
     (c) Notwithstanding the foregoing or the provisions of Section 10(b) of this Note, no prepayment premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.
[Initial page follows.]

INITIAL PAGE TO SCHEDULE A
TO VARIABLE FACILITY NOTE

INITIAL(S)

EXHIBIT D TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
CERTIFICATE OF BORROWER
     All Capitalized Terms used in this Certificate of Borrower have the meanings given to those terms in the Second Amended and Restated Master Credit Facility Agreement (“Agreement”) dated as of July 27, 2011 among Borrower (defined below), PNC Bank, National Association and Fannie Mae or elsewhere in this Certificate of Borrower unless the context or use clearly indicates a different meaning.
     In addition to all other representations, warranties and covenants made by SUN SECURED FINANCING LLC, a Michigan limited liability company, ASPEN-FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership, SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership, SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company, SUN HOLLY FOREST LLC, a Michigan limited liability company, and SUN SADDLE OAK LLC, a Michigan limited liability company (collectively and individually “Borrower”) in connection with:
     (a) the [increase by Lender of the Credit Facility to the amount of $                    ][describe transaction] pursuant to the Agreement;
     (b) the securing of the obligations of Borrower and Sun under the Agreement and the other Loan Documents by the Security Instruments and any other Security Documents; and
     (c) the issuance by Fannie Mae of mortgaged-backed securities which are secured by an interest in the Notes and the Collateral Pool securing the Notes.
     [For the purposes of Sections 15, 16, 17, 18, 19 and 21 below, the defined term “Mortgaged Property” shall refer to each Additional Mortgaged Property being added to the Collateral Pool on the date herewith.]
     Borrower does hereby represent, warrant and covenant to Lender and Fannie Mae, as of the _____ day of                     , 20__, with respect to itself, as follows:
     1. Review of Documents. Borrower has reviewed the Notes, the Security Instruments, the Agreement, and each of the other Loan Documents and Security Documents.
     2. Purpose of Certificate. This Certificate is delivered to Lender and Fannie Mae, in order to induce (a) Lender to enter into the Agreement and to maintain and modify the Credit Facility in favor of Borrower; and (b) Fannie Mae to agree to issue mortgage-backed securities which are secured by an interest in the Notes and the Collateral Pool securing the Notes.
     3. Due Organization; Qualification.
          (a) Borrower is qualified to transact business and is in good standing in the State in which it is organized and in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability of Borrower to perform the Obligations under the Agreement and the other Loan Documents. Borrower is qualified to transact business and is in good standing in each State in which it owns a Mortgaged Property.
     (b) Borrower’s principal place of business, principal office and office where it keeps its books and records as to the Collateral is located at the address set out in Section 17.08 of the Agreement.
     4. Power and Authority. Borrower has the requisite power and authority (a) to own its properties and to carry on their business as now conducted and as contemplated to be conducted in connection with the performance of the Obligations under the Agreement and under the other Loan Documents to which it is a party and (b) to execute and deliver the Agreement and the other Loan Documents and to carry out the transactions contemplated by the Agreement and the other Loan Documents to which it is a party.
     5. Due Authorization. The execution, delivery and performance of the Agreement and the other Loan Documents to which it is a party have been duly authorized by all necessary action and proceedings by or on behalf of Borrower, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of Borrower as a condition to the valid execution, delivery and performance by Borrower of the Agreement or any of the other Loan Documents to which it is a party.
     6. Valid and Binding Obligations. The Agreement and the other Loan Documents to which it is a party have been duly authorized, executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally or by equitable principles or by the exercise of discretion by any court.
     7. Single-Purpose Status. Borrower is a Single-Purpose entity.
     8. No Default. The execution, delivery and performance of the obligations imposed on Borrower under the Loan Documents to which it is a party and the Security Documents will not cause Borrower to be in default under the provisions of any agreement, judgment or order to which Borrower is a party or by which Borrower is bound.
     9. Financial Statements. The financial statements of Borrower and Sun furnished to Lender, are, in each case, complete and accurate in all material respects and present fairly the financial condition of such entities or persons, as of its date in accordance with GAAP, applied on a consistent basis.
     10. Financial Condition. No material adverse change in the financial condition of Borrower or Sun has occurred between the respective dates of the financial statements which were most recently furnished to Lender relating to such entities.
     11. No Insolvency or Judgment. None of Borrower, any general partner or managing member of Borrower, Sun or OP is currently as a debtor (a) the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding, or (b) the subject of any judgment relating to any Mortgaged Property (other than judgments relating to the zoning or permitted use of a Mortgaged Property) unsatisfied of record and docketed in any court located in the United States.
     12. Taxes Paid. Borrower has filed all federal, state, county and municipal tax returns required to have been filed by Borrower (subject to any permitted extensions), and has paid all taxes which have become due pursuant to such returns or to any notice of assessment received by Borrower, and Borrower has no knowledge of any basis for additional assessment with respect to such taxes. Borrower has no knowledge of any presently pending special assessments against any Mortgaged Property or any part thereof.
     13. ERISA. Borrower is in compliance in all material respects with all applicable provisions of ERISA and has not incurred any liability to the PBGC on a Plan under Title IV of ERISA. None of the assets of Borrower constitute plan assets (within the meaning of Department of Labor Regulation § 2510.3-101) of any employee benefit plan subject to Title I of ERISA.
     14. Governmental Approvals; Governmental Orders. No Governmental Approval not already obtained or made is required for the execution and delivery of the Agreement or any other Loan Document or the performance of the terms and provisions thereof by Borrower. Borrower is not presently under any cease or desist order or other orders of a similar nature, temporary or permanent, of any Governmental Authority which would have the effect of preventing or hindering performance of the terms and provisions of the Agreement or any other Loan Document, nor are there any proceedings presently in progress or to its knowledge contemplated which would, if successful, lead to the issuance of any such order.
     15. Impositions. Borrower has paid all of the following items which have become due and payable regarding any Mortgaged Property: taxes, government assessments; insurance premiums; water, sewer and municipal charges; leasehold payments; ground rents; all parties furnishing labor and materials and, except for such liens or claims insured against by the policy of title insurance to be issued in connection with the Credit Facility, there are no mechanics’, laborers’ or materialmen’s liens or claims outstanding for work, labor or materials affecting any Mortgaged Property, whether prior to, equal with or subordinate to the lien of any Security Instrument except claims for work being performed in the ordinary course of business, which shall be paid for as and when due.
     16. Compliance with Applicable Laws. Each Mortgaged Property complies in all material respects with all Applicable Laws affecting such Mortgaged Property. Without limiting the foregoing, all material Permits, including certificates of occupancy, to the extent issued by the relevant jurisdiction, have been issued and are in full force and effect. Neither Borrower nor, to the knowledge of Borrower, any former owner of any Mortgaged Property, has received any written notification or threat of any actions or proceedings regarding the noncompliance or nonconformity of any Mortgaged Property with any Applicable Laws or Permits, nor is Borrower otherwise aware of any such pending actions or proceedings, except as otherwise disclosed to Lender by Borrower or reflected in any third party reports furnished to or obtained by Lender in connection with the Credit Facility.

     17. Leases.
          (a) At the time a Mortgaged Property was added to the Collateral Pool, Borrower delivered to Lender a true and correct copy of the form Lease for each Mortgaged Property, and each Lease with respect to such Mortgaged Property is substantially in the form thereof, with no material modifications thereto, except as previously disclosed in writing to Lender. Except as set forth in a Rent Roll or as may be required by Applicable Law, or as may be provided in any agreements with a group of tenants or a tenant homeowners association, copies of which have been provided to Lender prior to the date hereof, no Lease for any site (i) is for a term less than six (6) months or in excess of two (2) years or is for a term of not more than three (3) years if (A) the Site is vacant at the time the Lease is entered into and (B) the Home being placed pursuant to the Lease is less than five (5) years old, (ii) provides for prepayment of more than one (1) month’s rent, other than community fees, or (iii) was entered into in other than the ordinary course of business.
          (b) Except for any assignment of leases and rents which is a Permitted Lien or which is to be released in connection with the consummation of the transactions contemplated by the Agreement, Borrower is the owner and holder of the landlord’s interest under each of the Leases and there are no prior outstanding assignments of any such Lease, or any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder.
          (c) Each Lease constitutes the legal, valid and binding obligation of Borrower and, to the knowledge of Borrower, of each of the other parties thereto, enforceable in accordance with its terms, subject only to bankruptcy, insolvency, reorganization or other similar laws relating to creditors’ rights generally, and equitable principles, and except as disclosed in writing to Lender or set forth in the Rent Roll, no notice of any default by Borrower which remains uncured has been sent by any tenant under any such Lease, other than defaults which do not have, and are not reasonably expected to have, a Material Adverse Effect on the Mortgaged Property subject to the Lease.
          (d) All Sites demised to tenants under Leases are used by such tenants as tenants only. No Lease contains any option or right to purchase, right of first refusal or any other similar provisions, except to the extent provided or required by Applicable Law.
     18. Condition of the Mortgaged Properties. Except as disclosed in any third party report delivered to Lender prior to the date on which any Mortgaged Property is added to the Collateral Pool, or otherwise disclosed in writing by Borrower to Lender prior to such date, each Mortgaged Property is in good condition, order and repair, there exist no structural or other material defects in such Mortgaged Property (whether patent or, to the best knowledge of Borrower, latent or otherwise), except those matters for which Borrower has agreed to repair or replace and has escrowed monies (or received a waiver of such escrows by Lender) in respect thereof as set forth in the Completion/Repair and Security Agreement related to the Mortgaged Properties and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in such Mortgaged Property, or any part of it, which would adversely affect the insurability of such Mortgaged Property or cause the imposition of extraordinary premiums or charges for insurance or of any termination or threatened termination of any policy of insurance or bond. No claims have been made against any contractor, architect or other party with respect to the condition of any Mortgaged Property or the existence of any structural or other material defect therein. No Mortgaged Property has been materially damaged by casualty which has not been fully repaired or for which insurance proceeds have not been received or are not expected to be received except as previously disclosed in writing to Lender. There are no proceedings pending for partial or total condemnation of any Mortgaged Property except as disclosed in writing to Lender.
     19. Property Characteristics. Except as shown on the Title Insurance Policies (including any date down endorsements), no part of any Mortgaged Property is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lot or parcels for any Mortgaged Property.
     On each Mortgaged Property, there is a Manufactured Housing Community owned and operated by Borrower, consisting of lots for placement of residential manufactured homes (“Sites”), and related amenities, landscaping, roads, and infrastructure (“Manufactured Housing Community”).
     Except for the Mortgaged Properties commonly known as Meadowlake, Clear Water, King’s Court (private water system servicing four hundred sixty-nine (469) sites; public water system servicing one hundred seventy (170) sites), Saddle Oak, Water Oak, and Worthington, each Mortgaged Property has public sewer and water hookups. The Mortgaged Properties commonly known as Meadowlake, Clear Water, King’s Court (private water system servicing four hundred seventy-nine (479) sites; public water system servicing one hundred sixty (160) sites), Saddle Oak, Water Oak, and Worthington, have a septic system or a private treatment plant system that (a) has passed an inspection by a qualified engineer, (b) does not have a record of operating violations, (c) has required licensing, and (d) is not owned by a separate entity.
     Each Manufactured Housing Community has paved roads. Each Manufactured Housing Community has rolled or concrete curbs except as disclosed in Schedule I attached hereto. Each Manufactured Housing Community has at least fifty (50) Sites. If a Manufactured Housing Community has been in existence since before 2002, there are not more than ten (10) Homes per acre. If a Manufactured Housing Community has been in existence since 2002, there are not more than seven (7) Homes per acre. In each Manufactured Housing Community, a minimum of fifty percent (50%) of existing Sites accommodate double wide Homes in compliance with local zoning and ordinances.
     20. Operation of the Manufactured Housing Communities. Borrower does not engage in the retail sale or financing of Homes. Borrower does not rent Homes under Leases providing that upon payment of the stipulated rent or a nominal charge, Borrower shall convey title to the Home to the lessee. Each Manufactured Housing Community has written rules and regulations governing tenant conduct (“Rules and Regulations”). Each Lease arises from a bona fide lease of a Site to a tenant who owns or leases a Home located or to be located in the Manufactured Housing Community (each, a “Home Owner”) or a tenant in possession of a Home owned by Borrower. Affiliates of Borrower engage in the sale, financing and lease of Homes at the Manufactured Home Communities.

     21. Working Capital. After any Advance is made, Borrower will have sufficient working capital, including cash flow from each Mortgaged Property or other assets, not only to adequately maintain each Mortgaged Property, but also to pay all of Borrower’s outstanding debts as they come due.
     22. Representations and Warranties True. In the event that any representation or warranty contained herein becomes untrue, in whole or in part, in any material respect after the date hereof, Borrower will so advise Lender and Fannie Mae in writing promptly.
     23. Ratification. Borrower covenants that it shall, promptly upon the request of Lender or Fannie Mae ratify and affirm this Certificate of Borrower in writing, as of such date or dates as such Person shall specify.
     24. Survival. The representations, warranties and covenants set forth in this Certificate of Borrower shall survive the execution and delivery of the Loan Documents, regardless of any investigation made by Lender or Fannie Mae.
     25. OFAC Requirements.
          (a) Representations and Warranties. Borrower, any general partner of Borrower or any managing member of Borrower, as applicable, and, to Borrower’s knowledge, after having made reasonable inquiry, (i) each Person owning a direct or indirect interest of twenty percent (20%) or more in Borrower, Guarantor, any general partner of Borrower or any managing member of Borrower, and (ii) each commercial tenant at the Mortgaged Property: (A) is not currently identified on OFAC List, and (B) is not a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States. Borrower shall confirm this representation and warranty in writing on an annual basis.
          (b) Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. Borrower shall comply with all Requirements of Law relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect. Without limiting the foregoing, Borrower shall not knowingly take any action, or knowingly permit any action to be taken, that would cause Borrower’s representations and warranties, as set forth in subsection (a) above, to become untrue or inaccurate in any material respect at any time during the term of the Advance. Borrower shall notify Lender promptly of Borrower’s actual knowledge that such representations and warranties may no longer be accurate or that any other violation of the foregoing Requirements of Law has occurred or is being investigated by Governmental Authorities. In connection with such an event, Borrower shall comply with all Requirements of Law and directives of Governmental Authorities and, at Lender’s request, provide to Lender copies of all notices, reports and other communications exchanged with, or received from, Governmental Authorities relating to such event. Borrower shall also reimburse Lender for any expense incurred by Lender in evaluating the effect of such an event on the Advance and Lender’s interest in the collateral for the Advance, in obtaining any necessary license from Governmental Authorities as may be necessary for Lender to enforce its rights under the Loan Documents, and in complying with all Requirements of Law applicable to

Lender as the result of the existence of such an event and for any penalties or fines imposed upon Lender as a result thereof.
          (c) Definitions. As used in thisSection 25, certain defined terms shall have the following meanings:
               (i) “Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government having jurisdiction over Borrower or the Mortgaged Properties.
               (ii) “OFAC List” means the list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any Requirements of Law, including, without limitation, trade embargo, economic sanctions, or other prohibitions imposed by Executive Order of the President of the United States. The OFAC List is currently accessible through the internet website www.treas.gov/ofac/t11sdn.pdf.
               (iii) “Person” means an individual, partnership, limited partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.
               (iv) “Requirements of Law” means (A) the organizational documents of an entity, and (B) any law, regulation, ordinance, code, decree, treaty, ruling or determination of an arbitrator, court or other Governmental Authority, or any Executive Order issued by the President of the United States, in each case applicable to or binding upon such Person or to which such Person, any of its property or the conduct of its business is subject including, without limitation, laws, ordinances and regulations pertaining to the zoning, occupancy and subdivision of real property.
The remainder of this page is intentionally blank.

     IN WITNESS WHEREOF, Borrower has executed this Certificate of Borrower as of the day and year first above written.

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

	Name:	Jonathan M. Colman
	Title:	Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SCHEDULE I
Properties Without Rolled or Concrete Curbs

Carrington Pointe	Yes
Windham Hills Estates	Yes
Westbrook Senior Village	Yes
Westbrook Village	Yes
Willowbrook Place	Yes
Woodside Terrace	Yes
Eagle Crest	Yes
White Lake	Yes
Oakwood Village	New section only — Yes
Clearwater Mobile Village	Yes
Woodhaven Place	Yes
Holly Forest Estates	Yes
Holiday Mobile Home Village	Yes
Roxbury Park	Main road only — Yes
Kensington Meadows	Yes
Academy/West Point	Academy only — Yes
Allendale Meadows	New section only — Yes
Autumn Ridge	Yes
Brookside Manor	Yes
Country Meadows	Yes
Pin Oak Parc	Yes
Valley Brook	South 1/2 old — Yes — Expansion — Yes
White Oak	Yes

EXHIBIT E TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
SECOND AMENDED AND RESTATED GUARANTY
     This SECOND AMENDED AND RESTATED GUARANTY (the “Guaranty”) is made and entered into as of July 27, 2011 by SUN COMMUNITIES, INC., a Maryland corporation (the “Guarantor”), for the benefit of PNC BANK, NATIONAL ASSOCIATION (“Lender”) and FANNIE MAE.
RECITALS
     A. Pursuant to that certain Master Credit Facility Agreement dated as of May 29, 2002 (the “Original Master Agreement”), Lender agreed to loan to the borrowers signatory thereto (individually and collectively, the “Original Borrower”) from time to time Advances (collectively, the “Original Loan”) under the terms and conditions set forth therein.
     B. Pursuant to that certain Guaranty dated as of May 29, 2002 by Guarantor for the benefit of Lender (the “Original Guaranty”), Guarantor agreed to guaranty Original Borrower’s personal liability as provided in Article 15 of the Original Master Agreement.
     C. The terms and conditions governing the Original Loan and the Original Master Agreement have been amended and restated in their entirety pursuant to that certain Amended and Restated Master Credit Agreement dated as of April 28, 2004 (the “First Restated Master Agreement”) by and among Lender and the borrowers signatory thereto (individually and collectively, the “Borrower”), pursuant to which Lender has agreed, subject to the terms conditions and limitations of the Master Agreement, to loan to Borrower from time to time Advances (the “First Restated Loan”).
     D. Pursuant to that certain Amended and Restated Guaranty dated as of April 28, 2004 by Guarantor for the benefit of Lender (the “First Restated Guaranty”), Guarantor agreed to guaranty Borrower’s personal liability as provided in Article 15 of the First Restated Master Agreement.
     E. The terms and conditions governing the First Restated Loan and the First Restated Master Agreement have been amended and restated in their entirety pursuant to that certain Second Amended and Restated Master Credit Facility Agreement, dated as of even date herewith (as amended, supplemented or otherwise modified or amended and restated from time to time, the “Master Agreement”), pursuant to which, inter alia, Lender has agreed, subject to the terms, conditions and limitations of the Master Agreement, to loan to the Borrower from time to time Advances (each, an “Advance” and, collectively, the “Advances”) to be evidenced by various Notes entitled Fixed Facility Note and Variable Facility Note by Borrower for the benefit of Lender.
     F. This Guaranty amends, replaces and restates the First Restated Guaranty in its entirety, which, as of the date hereof, is null and void and of no further force or effect.

     G. The repayment of the Advances and all of the other obligations of Borrower under the Master Agreement or the other Loan Documents are guaranteed by this Guaranty to the extent of Borrower’s personal liability as provided in Article 15 of the Master Agreement, and except for such obligations described in Article 15 of the Master Agreement, Guarantor shall have no liability in connection with, or responsibility to perform, under or in accordance with the Master Agreement or other Loan Documents.
     H. Guarantor owns, directly or indirectly, an ownership interest in Borrower and will receive a direct and material benefit from the Advances to Borrower.
     I. Lender is willing to execute the Master Agreement only if Guarantor agrees to enter into this Guaranty.
     NOW, THEREFORE, in order to induce Lender to execute the Master Agreement and make the Advances to Borrower, and in consideration thereof, Guarantor hereby agrees as follows:
     1. Definitions. All capitalized terms used but not defined in this Guaranty shall have the meanings ascribed to such terms in the Master Agreement. All references to the “Master Agreement” shall mean the Second Amended and Restated Master Credit Facility Agreement dated as of July 27, 2011.
     2. Guaranty of Payment. Guarantor irrevocably, absolutely and unconditionally, jointly and severally guarantees to Lender the due and punctual payment of all amounts for which Borrower is personally liable under Article 15 of the Master Agreement (the “Guaranteed Obligations”), as the amount of such Guaranteed Obligations may increase or decrease or be eliminated pursuant to Article 15 of the Master Agreement.
This Guaranty shall be an unconditional guaranty of payment and performance and not of collection, and is in no way conditioned upon any attempt by Lender to pursue or exhaust any remedy against Borrower. This Guaranty is a continuing guaranty which shall remain in full force and effect until all of the Guaranteed Obligations have been paid and performed in full; and Guarantor shall not be released from any obligations to Lender under this Guaranty as long as any amount payable by Borrower to Lender, or any obligation by Borrower, under the Loan Documents is not performed, satisfied, settled or paid in full.
     3. Form of Payment. All payments under this Guaranty shall be made to Lender in immediately available funds, without reduction by any recoupment, set-off, counterclaim or cross-claim against Lender.
     4. Guarantor’s Obligations are Absolute. The obligations of Guarantor under this Guaranty shall be absolute and unconditional, shall not be subject to any counterclaim, set-off, recoupment, deduction, or defense based upon any claim Guarantor may have against Lender or Borrower and shall remain in full force and effect without regard to, and shall not be released, discharged or terminated or in any other way affected by, any circumstance or condition (whether or not Guarantor shall have any knowledge or notice thereof), including, without limitation:

          (a) any amendment or modification of, or extension of time for payment of any of the principal of, interest on or other amounts payable under the Loan Documents;
          (b) any exercise or non-exercise by Lender of any right, power or remedy under or in respect of the Loan Documents, or any waiver, consent, forbearance, indulgence or other action, inaction or omission by Lender under or in respect of the Loan Documents;
          (c) any assignment, sale or other transfer of Borrower’s interest in all or any part of the real or personal property which at any time constitutes collateral for the payment of the Guaranteed Obligations, including, without limitation, a conveyance of such property by Borrower to Lender by deed in lieu of foreclosure;
          (d) any bankruptcy, insolvency, reorganization, adjustment, dissolution, liquidation or other like proceeding involving or affecting Borrower or Lender or their respective properties or creditors, or any action taken with respect to the Loan Documents by any trustee or receiver of Borrower or Lender, or by any court, in any such proceeding;
          (e) any invalidity or unenforceability, in whole or in part, of any term or provision of the Loan Documents or Borrower’s incapacity or lack of authority to enter into the Loan Documents;
          (f) any release, compromise, settlement or discharge with respect to all or any portion of Borrower’s obligations under the Loan Documents;
          (g) any acceptance of additional or substituted collateral for payment of the Guaranteed Obligations or any release or subordination of any collateral held at any time by Lender as security for the payment of the Guaranteed Obligations; or
          (h) any resort to Guarantor for payment of all or any portion of the Guaranteed Obligations, whether or not Lender shall have resorted to any collateral securing the Guaranteed Obligations, if any, or shall have proceeded to pursue or exhaust its remedies against Borrower (or any other Person) primarily or secondarily liable for the Guaranteed Obligations.
No exercise, delay in exercise or non-exercise by Lender of any right hereby given it, no dealing by Lender with Borrower, Guarantor or any other Person, no change, impairment or suspension of any right or remedy of Lender, and no act or thing which, but for this provision, could act as a release or exoneration of the liabilities of Guarantor hereunder, shall in any way affect, decrease, diminish or impair any of the obligations of Guarantor hereunder or give Guarantor or any other Person any recourse or defense against Lender.
     5. Waiver. Guarantor unconditionally waives the following:
          (a) notice of acceptance of this Guaranty and notice of any of the matters referred to in Section 4 hereof;
          (b) all notices which may be required by statute, rule of law or otherwise to preserve intact any rights which Lender may have against Guarantor under this Guaranty, including, without limitation, any demand, proof or notice of non-payment of any of the principal of, interest on or other amounts payable under the Loan Documents, and notice of any failure on the part of Borrower to perform and comply with any covenant, agreement, term or condition of the Loan Documents;
          (c) any right to the enforcement, assertion or exercise of any right, power or remedy conferred upon Lender in the Loan Documents or otherwise;
          (d) any requirement that Lender act with diligence in enforcing its rights under the Loan Documents or this Guaranty;
          (e) any right to require Lender to proceed against or exhaust its recourse against Borrower or any security or collateral held by Lender, if any, at any time for the payment of the Guaranteed Obligations or to pursue any other remedy in its power before being entitled to payment from Guarantor under this Guaranty or before proceeding against Guarantor;
          (f) any failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of Borrower or any other Person;
          (g) any defense based upon an election of remedies by Lender which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor (after payment of the Guaranteed Obligations) to proceed against Borrower for reimbursement, or both;
          (h) any defense based upon any taking, modification or release of any collateral for the Guaranteed Obligations, if any, or any failure to perfect any security interest in, or the taking of, or failure to take any other action with respect to, any collateral securing payment of the Guaranteed Obligations, if any;
          (i) any defense based upon the addition, substitution or release, in whole or in part, of any Person(s), including, without limitation, another guarantor, primarily or secondarily liable for or in respect of the Guaranteed Obligations;
          (j) any rights or defenses based upon an offset by Guarantor against any obligation now or hereafter owed to Guarantor by Borrower; and
          (k) all other notices which may or might be lawfully waived by Guarantor;
it being the intention hereof that Guarantor shall remain liable as principal, to the extent set forth in this Guaranty, until the payment and performance in full of the Guaranteed Obligations, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor other than the payment and performance in full of the Guaranteed Obligations. No delay by Lender in exercising any rights and/or powers hereunder or in taking any action to enforce Borrower’s obligations under the Loan Documents shall operate as a waiver as to such rights or powers or in any manner prejudice any and all of Lender’s rights and powers hereunder against Guarantor. The intention of Guarantor under this Guaranty is that, so long as any of the Guaranteed Obligations remains unsatisfied, the obligations of Guarantor hereunder shall not be discharged except by performance and then only to the extent of such performance. Guarantor agrees that Guarantor’s obligations hereunder shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might constitute a legal or equitable discharge of a surety or guarantor.
     6. Election of Remedies. This Guaranty may be enforced from time to time, as often as occasion therefor may arise, and without any requirement that Lender must first pursue or exhaust any remedies available to it against Borrower under the Loan Documents or against any other Person or resort to any collateral at any time held by it for performance of the Guaranteed Obligations, if any, or any other source or means of obtaining payment of any of the Guaranteed Obligations.
     7. Representations and Warranties of Guarantor. Each Guarantor hereby represents and warrants to Lender as follows:
          (a) Due Organization; Qualification. Guarantor is qualified to transact business and is in good standing in the State in which it is organized and in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability of Guarantor to perform the Guaranteed Obligations.
          (b) Power and Authority. Guarantor has the requisite power and authority (i) to own its properties and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of the Guaranteed Obligations, and (ii) to execute and deliver this Guaranty and to carry out the transactions contemplated by this Guaranty.
          (c) Due Authorization. The execution, delivery and performance of this Guaranty has been duly authorized by all necessary action and proceedings by or on behalf of Guarantor, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of Guarantor as a condition to the valid execution, delivery and performance by Guarantor of this Guaranty.
          (d) Valid and Binding Obligations. This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally or by equitable principles or by the exercise of discretion by any court.
          (e) Non-contravention: No Liens. Neither the execution and delivery of this Guaranty, nor the fulfillment of or compliance with the terms and conditions of this Guaranty nor the payment or performance of the Guaranteed Obligations:
               (i) does or will conflict with or result in any breach or violation of any Applicable Law enacted or issued by any Governmental Authority or other agency having jurisdiction over Guarantor, any of the Mortgaged Properties or any other portion of the Collateral or assets of Guarantor, or any judgment or order applicable to Guarantor or to which Guarantor is subject;

               (ii) does or will conflict with or result in any material breach or violation of, or constitute a default under, any of the terms, conditions or provisions of Guarantor’s Organizational Documents, any indenture, existing agreement or other instrument to which Guarantor is a party or to which Guarantor, any of the Mortgaged Properties or any other portion of the Collateral or other assets of Guarantor is subject; or
               (iii) does or will require the consent or approval of any creditor of Guarantor, any Governmental Authority or any other Person except such consents or approvals which have already been obtained.
          (f) Pending Litigation or Other Proceedings. There is no pending or, to the best knowledge of Guarantor, threatened action, suit, proceeding or investigation, at law or in equity, before any court, board, body or official of any Governmental Authority or arbitrator which, if decided adversely to Guarantor, would have, or may reasonably be expected to have, a Material Adverse Effect on Guarantor. Guarantor is not in default with respect to any order of any Governmental Authority to any extent which would have, or may reasonably be expected to have, a Material Adverse Effect on Guarantor.
          (g) Solvency. Guarantor is not insolvent and will not be rendered insolvent by the transaction contemplated by this Guaranty and after giving effect to such transaction, Guarantor will not be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will Guarantor have incurred, have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Guarantor did not receive less than a reasonably equivalent value in exchange for incurrence of the Guaranteed Obligations. There (i) is no contemplated, pending or, to the best of Guarantor’s knowledge, threatened bankruptcy, reorganization, receivership, insolvency or like proceeding, whether voluntary or involuntary, affecting Guarantor and (ii) has been no assertion or exercise of jurisdiction over Guarantor by any court empowered to exercise bankruptcy powers.
          (h) No Contractual Defaults. There are no material defaults by Guarantor or, to the knowledge of Guarantor, by any other Person under any contract to which Guarantor is a party other than defaults which do not have, and are not reasonably be expected to have, a Material Adverse Effect on Guarantor. Neither Guarantor nor, to the knowledge of Guarantor, any other Person, has received notice or has any knowledge of any existing circumstances in respect of which it could receive any notice of default or breach in respect of any contracts, which default would have, or which may reasonably be expected to have, a Material Adverse Effect on Guarantor.
          (i) Representations True and Correct. The representations and warranties made by Guarantor in this Guaranty are true, complete and correct in all material respects as of the Initial Closing Date and do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
          (j) ERISA. Guarantor is in compliance in all material respects with all applicable provisions of ERISA and has not incurred any liability to the PBGC on a Plan under Title LV of ERISA. None of the assets of Guarantor constitute plan assets (within the meaning of Department of Labor Regulation § 2510.3-101) of any employee benefit plan subject to Title I of ERISA.
          (k) Financial Information. The financial statements of Guarantor which have been furnished to Lender are complete and accurate in all material respects and present fairly the financial condition of Guarantor, as of its date in accordance with GAAP, applied on a consistent basis, and since the date of the most recent of such financial statements no event has occurred which would have, or may reasonably be expected to have a Material Adverse Effect on Guarantor, and there has not been any material transaction entered into by Guarantor other than transactions related to the business of owning, managing and operating real estate. Guarantor has no material contingent obligations which are not otherwise disclosed in its most recent financial statements.
               (1) Accuracy of Information. No information, statement or report furnished in writing to Lender by Guarantor concerning the Guarantor or the Credit Facility in connection with this Guaranty or any other Loan Document or in connection with the consummation of the transactions contemplated hereby and thereby contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, the foregoing representation and warranty shall not apply to any information, statement or report prepared by any third party.
          (l) No Conflicts of Interest. To the best knowledge of Guarantor, no member, officer, agent or employee of Lender has been or is in any manner interested, directly or indirectly, in that Person’s own name, or in the name of any other Person, in the Guarantor (other than through the ownership of publicly traded shares of common stock of the Guarantor), the Loan Documents, or any Mortgaged Property, in any contract for property or materials to be furnished or used in connection with such Mortgaged Property or in any aspect of the transactions contemplated by the Loan Documents.
          (m) Governmental Approvals. To the best of Guarantor’s knowledge, no Governmental Approval not already obtained or made is required for the execution and delivery of this Guaranty or the performance of the terms and provisions hereof by Guarantor.
          (n) Governmental Orders. Guarantor is not presently under any cease or desist order or other orders of a similar nature, temporary or permanent, of any Governmental Authority which would have the effect of preventing or hindering performance of its duties hereunder, nor are there any proceedings presently in progress or to its knowledge contemplated which would, if successful, lead to the issuance of any such order.
          (o) No Reliance. Guarantor acknowledges, represents and warrants that it understands the nature and structure of the transactions contemplated by this Guaranty and the other Loan Documents; that it is familiar with the provisions of all of the documents and instruments relating to such transactions; that it understands the risks inherent in such transactions, including the risk of loss of all or any of the Mortgaged Properties; and that it has not relied on Lender or Fannie Mae for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Guaranty or any other Loan Document or otherwise relied on Lender or Fannie Mae in any manner in connection with interpreting, entering into or otherwise in connection with this Guaranty, any other Loan Document or any of the matters contemplated hereby or thereby.
          (p) Compliance with Applicable Law. Guarantor is in compliance with Applicable Law, including all Governmental Approvals, if any, except for such items of noncompliance that, singly or in the aggregate, have not had and are not reasonably expected to cause, a Material Adverse Effect on Guarantor.
          (q) Contracts with Affiliates. Except in the ordinary course of business and on terms which are no less favorable to the Guarantor than would be obtained in a corporate arms-length transaction with an unrelated third party, Guarantor has not entered into and is not a party to any material contract, lease or other agreement with any Affiliate of Guarantor for the provision of any service, materials or supplies relating to any Mortgaged Property.
     8. Affirmative Covenants of Guarantor. Each Guarantor agrees and covenants with Lender that, at all times during the Term of this Guaranty:
          (a) Maintenance of Existence. Guarantor shall maintain its existence and continue to be a corporation organized under the laws of the state of its organization. Guarantor shall continue to be duly qualified to do business in each jurisdiction in which such qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability to perform, its obligations under this Guaranty.
          (b) Financial Statements; Accountants’ Reports: Other Information. The Guarantor shall keep and maintain at all times complete and accurate books of accounts and records in sufficient detail to correctly reflect all of the Guarantor’s financial transactions and assets. In addition, the Guarantor shall furnish, or cause to be furnished, to Lender the financial statements required by Section 8.03(a) and (b) of the Master Agreement. In addition, the Guarantor shall provide Lender with the following:
               (i) Accountants’ Reports. Promptly upon receipt thereof, copies of any reports or management letters submitted to the Guarantor by its independent certified public accountants in connection with the examination of its financial statements made by such accountants (except for reports otherwise provided pursuant to subsection (a) above).
               (ii) Other Reports. Promptly upon receipt thereof, all schedules, financial statements or other similar reports delivered by the Guarantor pursuant to the Loan Documents or reasonably requested by Lender with respect to the Guarantor’s business affairs or condition (financial or otherwise).
               (iii) Certification. All certifications required to be delivered pursuant to this Section 8(c) shall run directly to and be for the benefit of Lender and Fannie Mae.
          (c) Maintain Licenses. Guarantor shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business and shall abide by and satisfy all terms and conditions of all such licenses, Permits, charters and registrations.
          (d) Access to Records; Discussions With Senior Management. To the extent permitted by law, Guarantor shall permit Lender to:
               (i) inspect, make copies and abstracts of, and have reviewed or audited Guarantor’s books and records;
               (ii) discuss Guarantor’s affairs, finances and accounts with Guarantor’s Senior Management or property managers and independent public accountants;
               (iii) discuss the Mortgaged Properties’ conditions, operations or maintenance with the managers of such Mortgaged Properties and the officers and employees of Guarantor; and
               (iv) receive any other information that Lender deems reasonably necessary or relevant in connection with the Guaranty, any Loan Document or the Guaranteed Obligations.
Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default, all inspections shall be conducted at reasonable times during normal business hours and upon reasonable notice to the Guarantor.
          (e) Inform Lender of Material Events. Guarantor shall promptly, but in any event within five (5) Business Days, inform Lender in writing of any of the following (and shall deliver to Lender copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which Guarantor has actual knowledge:
               (i) Defaults. The occurrence of any Event of Default or any Potential Event of Default under any Loan Document;
               (ii) Regulatory Proceedings. The commencement of any rulemaking or disciplinary proceeding or the promulgation of any proposed or final rule which would have, or may reasonably be expected to have, a Material Adverse Effect on Guarantor;
               (iii) Legal Proceedings. The commencement or threat of, or amendment to, any proceedings by or against Guarantor in any Federal, state or local court or before any Governmental Authority, or before any arbitrator, which, if adversely determined, would have, or at the time of determination may reasonably be expected to have, a Material Adverse Effect on Guarantor;
               (iv) Bankruptcy Proceedings. The commencement of any proceedings by or against Guarantor under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

               (v) Regulatory Supervision or Penalty. The receipt of notice from any Governmental Authority having jurisdiction over Guarantor that (A) Guarantor is being placed under regulatory supervision, (B) any license, Permit, charter, membership or registration material to the conduct of Guarantor’s business or the Mortgaged Properties has been suspended or revoked if such suspension or revocation would have or may reasonably be expected to have a Material Adverse Effect on Guarantor or (C) Guarantor is to cease and desist any practice, procedure or policy employed by Guarantor, as the case may be, in the conduct of its business, and such cessation would have, or may reasonably be expected to have, a Material Adverse Effect on Guarantor;
               (vi) Material Adverse Effect. The occurrence of any act, omission, change or event which has a Material Adverse Effect on Guarantor subsequent to the date of the most recent audited financial statements delivered to Lender pursuant to Section 8.03 of the Master Agreement;
               (vii) Accounting Changes. Any material change in Guarantor’s accounting policies or financial reporting practices;
               (viii) Legal and Regulatory Status. The occurrence of any act, omission, change or event, including any Governmental Approval, the result of which is to materially change or alter in any way the legal or regulatory status of Guarantor, if such act, omission, change or event has or may reasonably be expected to have, a Material Adverse Effect on Guarantor; and
               (ix) Default on Indebtedness. The occurrence of any event that results in or, with the giving of notice, if applicable, or the passing of time, or both, would result in (A) any imminent default, default or waiver of default in respect of any Indebtedness of the Guarantor, (B) the failure of the Guarantor to pay when due or within any applicable grace period any Indebtedness of the Guarantor, or (C) any Indebtedness of the Guarantor becoming due and payable before its normal maturity by reason of a default or event of default, however described, or any other event of default shall occur and continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness if any such event would, or reasonably could be expected to, result in a Material Adverse Effect on the Guarantor.
               (x) Restructuring of Guarantor. Any restructuring or reorganization of any Guarantor.
          (f) ERISA. Guarantor shall at all times remain in compliance in all material respects with all applicable provisions of ERISA and similar requirements of the PBGC.
          (g) Further Assurances. Guarantor, at the request of Lender, but without incurring any liability beyond the Guaranteed Obligations, shall execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as Lender from time to time may request as reasonably necessary, desirable or proper to carry out more effectively the purposes of this Guaranty or any of the other Loan Documents or to subject the

Collateral to the lien and security interests of the Loan Documents or to evidence, perfect or otherwise implement, to assure the lien and security interests intended by the terms of the Loan Documents or in order to exercise or enforce its rights under the Loan Documents.
          (h) Monitoring Compliance. Upon the request of Lender, but without incurring any liability beyond the Guaranteed Obligations, from time to time, Guarantor shall promptly provide to Lender such documents, certificates and other information as may be deemed reasonably necessary to enable Lender to perform its functions under the Servicing Agreement as the same relates to the Guarantor.
     9. Negative Covenants of Guarantor.
          (a) Other Activities. Guarantor shall not:
               (i) amend its Organizational Documents in any respect which would have a Material Adverse Effect on Guarantor’s ability to fulfill its obligations under this Guaranty or any of the Other Loan Documents without the prior written consent of Lender; or
               (ii) dissolve or liquidate in whole or in part; or
               (iii) except as otherwise provided in Section 8.12 of the Master Agreement, merge or consolidate with any Person if Guarantor is not the surviving entity.
          (b) Material Adverse Effect. Guarantor shall not take or permit any action which could reasonably be expected to have any Material Adverse Effect on Guarantor.
          (c) Principal Place of Business. Guarantor shall not change its principal place of business or the location of its books and records without first giving ten (10) days’ prior written notice to Lender.
     10. Expenses. Guarantor agrees to pay all reasonable costs and out-of-pocket expenses, including court costs and expenses and the reasonable fees and disbursements of legal counsel, incurred by or on behalf of Lender in connection with the enforcement of Guarantor’s obligations under this Guaranty or the protection of Lender’s rights under this Guaranty. The covenants contained in this Section shall survive the payment of the Guaranteed Obligations.
     11. Condition of Borrower. Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty based solely upon Guarantor’s own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement made by Lender. Guarantor represents and warrants that Guarantor is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower’s financial condition and any other matters pertinent hereto as Guarantor may desire and Guarantor is not relying upon or expecting Lender to furnish to Guarantor any information now or hereafter in Lender’s possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks Guarantor acknowledges.

     12. Further Assurances. Guarantor agrees at any time and from time to time upon request by Lender to take, or cause to be taken, any action and to execute and deliver any additional documents which, in the reasonable opinion of Lender, may be necessary in order to assure to Lender the full benefits of this Guaranty, so long as any such action does not materially increase Guarantor’s obligations hereunder or materially decrease its rights hereunder.
     13. Subordination. Guarantor hereby irrevocably and unconditionally agrees that any claims, direct or indirect, Guarantor may have by subrogation or other form of reimbursement, against Borrower or to any security or any interest therein, by virtue of this Guaranty or as a consequence of any payment made by Guarantor pursuant to this Guaranty, shall be fully subordinated in time and right of payment to the payment in full of the Guaranteed Obligations and all other obligations of Guarantor to Lender under this Guaranty.
     14. No Subrogation. Guarantor shall not have any right of subrogation against Borrower by reason of any payment by Guarantor under this Guaranty until such time as all of the Guaranteed Obligations have been satisfied in full. Nothing in the foregoing shall affect any claim which any Guarantor has against Borrower under the terms of the Organizational Documents of Borrower.
     15. Insolvency and Liability of Borrower. So long as any of the Guaranteed Obligations is unpaid and this Guaranty is in effect, and to the extent not prohibited by the applicable bankruptcy court, Guarantor agrees to file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in connection with indebtedness owed by Borrower to Guarantor and to assign to Lender all rights of Guarantor thereunder up to the lesser of (a) the amount of such indebtedness or (b) the amount of the Guaranteed Obligations. In all such cases the Person or Persons authorized to pay such claims shall pay to Lender the full amount thereof to the full extent necessary to pay the Guaranteed Obligations, and Guarantor hereby assigns to Lender all of Guarantor’s rights to all such payments to which Guarantor would otherwise be entitled. Notwithstanding the foregoing, and except to the extent that any sums owed by Borrower to Lender under the Loan Documents shall have been fully satisfied thereby, the liability of Guarantor hereunder shall in no way be affected by
               (i) the release or discharge of Borrower in any creditors’, receivership, bankruptcy or other proceedings; or
               (ii) the impairment, limitation or modification of the liability of Borrower or the estate of Borrower in bankruptcy resulting from the operation of any present or future provisions of the Bankruptcy Code or other statute or from the decision in any court.
     16. Preferences, Fraudulent Conveyances, Etc. If Lender is required to refund, or voluntarily refunds, any payment received from Borrower because such payment is or may be avoided, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds under the bankruptcy laws or for any similar reason, including, without limitation, any judgment, order or decree of any court or administrative body having jurisdiction over Lender or any of its property, or any settlement or compromise of any claim effected by Lender with Borrower or other claimant (a “Rescinded Payment”), then Guarantor’s liability to Lender shall continue in full force and effect, or Guarantor’s liability to Lender shall be reinstated, as the case may be, with the same effect and to the same extent as if the Rescinded Payment had not been received by Lender (but only to the extent such Rescinded Payment was part of the Guaranteed Obligations hereunder), notwithstanding the cancellation or termination of any Note or any of the other Loan Documents. In addition, Guarantor shall pay, or reimburse Lender for, all expenses (including all reasonable attorneys’ fees, court costs and related disbursements) incurred by Lender in the defense of any claim that a payment received by Lender in respect of all or any part of the Guaranteed Obligations from Guarantor must be refunded. The provisions of this Section shall survive the termination of this Guaranty and any satisfaction and discharge of Borrower by virtue of any payment, court order or any federal or state law.
     17. Waiver. Neither this Guaranty nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by Lender and Guarantor expressly referring to this Guaranty and to the provisions so changed or limited. No such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Lender in exercising any right under this Guaranty shall operate as a waiver thereof or otherwise by prejudice thereto.
     18. Notices. All notices or other communications hereunder shall be sufficiently given and shall be deemed given when sent in the manner prescribed by the Master Agreement addressed to the parties as follows:
     As to the Guarantor:
Sun Communities, Inc.
2777 Franklin Road
The American Center
Suite 200
Southfield, Michigan 48034
Attention: Gary A. Shiffman
Telecopy No.: (248) 208-2645
     with a copy to:
Jaffe, Raitt, Heuer & Weiss, P.C.
The American Center
27777 Franklin Road
Suite 2500
Southfield, Michigan 48034
Attention: Richard A. Zussman, Esq.

Telecopy No.: (248) 351-3082
     If to Lender or Fannie Mae:
As provided in the Master Agreement.
     19. Assignability by Lender. Lender may, without notice to Guarantor, assign or transfer the Advances and the Loan Documents, in whole or in part. In such event, each and every immediate and successive assignee, transferee or holder of all or any part of the Advances and the Loan Documents shall have the right to enforce this Guaranty, by legal action or otherwise, as fully as if such assignee, transferee, or holder were by name specifically given such right and power in this Guaranty. Lender shall have an unimpaired right to enforce this Guaranty for its benefit as to so much of the Advances and the Loan Documents as Lender has not sold, assigned or transferred.
     20. Guarantor Bound by Judgment Against Borrower. Guarantor shall be conclusively bound, in any jurisdiction, by the judgment in any action by Lender against Borrower in connection with the Loan Documents (wherever instituted) as if Guarantor were a party to such action even if not so joined as a party.
     21. Governing Law. The provisions of Section 17.06 of the Master Agreement (entitled Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial) are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.
     22. Invalid Provisions. If any provision of this Guaranty or the application thereof to Guarantor or any circumstance in any jurisdiction whose laws govern this Guaranty shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent of such invalidity or unenforceability and shall be deemed modified to conform to such statute, regulation or rule or law. The remainder of this Guaranty and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than those to whom or to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability nor shall such invalidity or unenforceability affect the validity or enforceability of any other provision of this Guaranty.
     23. General Provisions. This Guaranty shall be binding upon the respective successors and assigns of Guarantor, and shall inure to the benefit of Lender and its successors and assigns, including, without limitation, each successive holder of the Notes. The descriptive headings of the Sections of the Guaranty have been inserted herein for convenience of reference only and shall not define or limit the provisions hereof.
[The rest of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, Guarantor has signed this Guaranty under seal as of the day and year first above written.

SUN COMMUNITIES, INC., a Maryland corporation

By:
Name:	Jonathan M. Colman
Title:	Executive Vice President — Acquisitions

EXHIBIT F TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
COMPLIANCE CERTIFICATE
     The undersigned (“Borrower”) hereby certifies to PNC BANK, NATIONAL ASSOCIATION (“Lender”) and Fannie Mae as follows:
          1. Master Agreement. Borrower is a party to that certain Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011 by and among Borrower, Lender and Fannie Mae (as amended from time to time, the “Master Agreement”). The rights of Lender under the Master Agreement have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Master Agreement.
          2. Satisfaction of Conditions. Borrower hereby represents, warrants and covenants to Lender that all conditions to the Request with respect to which this Certificate is issued have been satisfied in all material respects.
          3. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement.
Dated: _______________
[Remainder of Page Intentionally Blank]

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

	Name:	Jonathan M. Colman
	Title:	Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

EXHIBIT G-1 TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
ORGANIZATIONAL CERTIFICATE
(Sun Secured Financing LLC, Sun Communities Finance, LLC,
Sun Holly Forest LLC and Sun Saddle Oak LLC)
     I, the undersigned, __________________, hereby certify as follows:
     1. Position. I am the ___________________ of Sun Communities, Inc., a Maryland corporation, which is the general partner of Sun Communities Operating Limited Partnership, a Michigan limited partnership, which is (a) sole member of Sun Secured Financing LLC and (b) the managing member of Sun Communities Finance, LLC, Sun Holly Forest LLC, and Sun Saddle Oak LLC, each a Michigan limited liability company (individually and collectively the “Borrower”), and I am authorized to deliver this Certificate on behalf of Borrower.
     2. Master Agreement. Borrower entered into that certain Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011, by and among Borrower and PNC BANK, NATIONAL ASSOCIATION (“Lender”) and Fannie Mae (as amended from time to time, the “Master Agreement”). The rights of Lender under the Master Agreement have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Master Agreement.
     3. Due Authorization of Request. I hereby certify that no action by the members, shareholders or partners, as the case may be, of Borrower or Borrower’s general partner or sole member is necessary to duly authorize the execution and delivery of, and the consummation of the transaction contemplated by the Request with respect to which this Certificate is delivered, or, if necessary, that attached as Exhibit A to this Certificate is a true copy of resolutions duly adopted at a meeting of the board of directors, partners or members, as the case may be, that authorize the action. Any such resolutions are in full force and effect and are unmodified as of the date of this Certificate.
     4. No Changes. Since the date of the most recent Organizational Certificate delivered to Lender, or, if there are none, since the date of the Master Agreement, there have been no changes in any of the Organizational Documents of Borrower, except as set forth in Exhibit B to this Certificate, and Borrower remains in good standing or are duly qualified in the jurisdictions in which it is required to be in good standing or duly qualified under the terms of the Master Agreement.
     5. Incumbency Certificate. One or more of the persons authorized to execute and deliver any documents required to be delivered in connection with the Request are set forth on the attached Schedule.
     6. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement.
Dated: _______________
[Remainder of Page Intentionally Blank]

G-1-1

By:
Name:
Title:

[officer other than person signing loan documents]

G-1-2

Exhibit A
Resolutions

G-1-3

Exhibit B
(Changes to Documents)

G-1-4

Exhibit C
Schedule
Authorized Signatories

G-1-5

EXHIBIT G-2 TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
ORGANIZATIONAL CERTIFICATE
(Aspen-Ft. Collins Limited Partnership)
     I, the undersigned, _____________________, hereby certify as follows:
     1. Position. I am the ___________________ of Sun Communities, Inc., a Maryland corporation, which is the manager of Sun GP L.L.C., a Michigan limited liability company, general partner of Aspen-Ft. Collins Limited Partnership, a Michigan limited partnership (the “Borrower”), and I am authorized to deliver this Certificate on behalf of Borrower.
     2. Master Agreement. Borrower entered into that certain Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011, by and among Borrower and PNC BANK, NATIONAL ASSOCIATION (“Lender”) and Fannie Mae (as amended from time to time, the “Master Agreement”). The rights of Lender under the Master Agreement have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Master Agreement.
     3. Due Authorization of Request. I hereby certify that no action by the members, shareholders or partners, as the case may be, of Borrower or Borrower’s general partner or sole member is necessary to duly authorize the execution and delivery of, and the consummation of the transaction contemplated by the Request with respect to which this Certificate is delivered, or, if necessary, that attached as Exhibit A to this Certificate is a true copy of resolutions duly adopted at a meeting of the board of directors, partners or members, as the case may be, that authorize the action. Any such resolutions are in full force and effect and are unmodified as of the date of this Certificate.
     4. No Changes. Since the date of the most recent Organizational Certificate delivered to Lender, or, if there are none, since the date of the Master Agreement, there have been no changes in any of the Organizational Documents of Borrower, except as set forth in Exhibit B to this Certificate, and Borrower remains in good standing or are duly qualified in the jurisdictions in which it is required to be in good standing or duly qualified under the terms of the Master Agreement.
     5. Incumbency Certificate. One or more of the persons authorized to execute and deliver any documents required to be delivered in connection with the Request are set forth on the attached Schedule.
     6. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement.
Dated: _______________
[Remainder of Page Intentionally Blank]

G-2-1

By:
Name:
Title:

[officer other than person signing loan documents]

G-2-2

Exhibit A
Resolutions

G-2-3

Exhibit B
(Changes to Documents)

G-2-4

Exhibit C
Schedule
Authorized Signatories

G-2-5

EXHIBIT G-3 TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
ORGANIZATIONAL CERTIFICATE
(Sun Secured Financing Houston Limited Partnership
     I, the undersigned, ______________________, hereby certify as follows:
     1. Position. I am the ______________________ of Sun Secured Financing GP, Inc., a Michigan corporation, general partner of Sun Secured Financing Houston Limited Partnership, a Michigan limited partnership (the “Borrower”), and I am authorized to deliver this Certificate on behalf of Borrower.
     2. Master Agreement. Borrower entered into that certain Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011, by and among Borrower, PNC BANK, NATIONAL ASSOCIATION (“Lender”) and Fannie Mae (as amended from time to time, the “Master Agreement”). The rights of Lender under the Master Agreement have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Master Agreement.
     3. Due Authorization of Request. I hereby certify that no action by the members, shareholders or partners, as the case may be, of Borrower or Borrower’s general partner or sole member is necessary to duly authorize the execution and delivery of, and the consummation of the transaction contemplated by the Request with respect to which this Certificate is delivered, or, if necessary, that attached as Exhibit A to this Certificate is a true copy of resolutions duly adopted at a meeting of the board of directors, partners or members, as the case may be, that authorize the action. Any such resolutions are in full force and effect and are unmodified as of the date of this Certificate.
     4. No Changes. Since the date of the most recent Organizational Certificate delivered to Lender, or, if there are none, since the date of the Master Agreement, there have been no changes in any of the Organizational Documents of Borrower, except as set forth in Exhibit B to this Certificate, and Borrower remains in good standing or are duly qualified in the jurisdictions in which it is required to be in good standing or duly qualified under the terms of the Master Agreement.
     5. Incumbency Certificate. One or more of the persons authorized to execute and deliver any documents required to be delivered in connection with the Request are set forth on the attached Schedule.
     6. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Master Agreement.
Dated: _______________
[Remainder of Page Intentionally Blank]

G-3-1

By:
Name:
Title:

[officer other than person signing loan documents]

G-3-2

Exhibit A
Resolutions

G-3-3

Exhibit B
(Changes to Documents)

G-3-4

Exhibit C
Schedule
Authorized Signatories
·

G-3-5

EXHIBIT G-4 TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
ORGANIZATIONAL CERTIFICATE
(Sun)
     I, the undersigned, ________________, hereby certify as follows:
     1. Position. I am the _____________________ of Sun Communities, Inc., a Maryland corporation (“Sun”) and I am authorized to deliver this Certificate on behalf of Sun.
     2. Guaranty. Sun entered into that certain Second Amended and Restated Guaranty, dated as of July 27, 2011, by Sun for the benefit of PNC BANK, NATIONAL ASSOCIATION (“Lender”) and Fannie Mae (as amended from time to time, the “Guaranty”). The rights of Lender under the Guaranty have been assigned to Fannie Mae. This Certificate is issued pursuant to the terms of the Guaranty.
     3. Due Authorization of Request. I hereby certify that no further action by the board of directors of Sun is necessary to duly authorize the execution and delivery of, and the consummation of the transaction contemplated by the Request with respect to which this Certificate is delivered, or, if necessary, that attached as Exhibit A to this Certificate is a true copy of resolutions duly adopted at a meeting of the board of directors, partners or members, as the case may be, that authorize the action. Any such resolutions are in full force and effect and are unmodified as of the date of this Certificate.
     4. No Changes. Since the date of the most recent Organizational Certificate delivered to Lender, or, if there are none, since the date of the Guaranty, there have been no changes in any of the Organizational Documents of Sun, except as set forth in Exhibit B to this Certificate, and Sun remains in good standing or are duly qualified in the jurisdictions in which it is required to be in good standing or duly qualified under the terms of the Guaranty.
     5. Section 5. Incumbency Certificate. One or more of the persons authorized to execute and deliver any documents required to be delivered by Sun in connection with the Request are set forth on the attached Schedule.
     6. Capitalized Terms. All capitalized terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the Second Amended and Restated Master Credit Facility Agreement among Sun Secured Financing LLC, a Michigan limited liability company, Aspen-Ft. Collins Limited Partnership, a Michigan limited partnership, Sun Secured Financing Houston Limited Partnership, a Michigan limited partnership, Sun Communities Finance, LLC, a Michigan limited liability company, Sun Holly Forest LLC, a Michigan limited liability company, Sun Saddle Oak LLC, a Michigan limited liability company, Lender and Fannie Mae dated as of July 27, 2011.
Dated: _______________
[Remainder of Page Intentionally Blank]

G-4-1

By:
Name:
Title:

[officer other than person signing loan documents]

G-4-2

Exhibit A
Resolutions

G-4-3

Exhibit B
(Changes to Documents)

G-4-4

Exhibit C
Schedule
Authorized Signatories

G-4-5

EXHIBIT H TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
CONVERSION REQUEST
     THE MASTER AGREEMENT REQUIRES THERE TO OCCUR AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY YOU, AND OCCURRING WITHIN THIRTY (30) BUSINESS DAYS AFTER YOUR RECEIPT OF THE CONVERSION REQUEST (OR ON SUCH OTHER DATE TO WHICH WE MAY AGREE), AS LONG AS NONE OF THE LIMITATIONS CONTAINED IN SECTION 1.09 OF THE MASTER AGREEMENT IS VIOLATED, AND ALL CONDITIONS CONTAINED IN SECTION 1.10 OF THE MASTER AGREEMENT ARE SATISFIED.
                              ,
VIA:
PNC BANK, NATIONAL ASSOCIATION (“Lender”)
26901 Agoura Road, Suite 200
Calabasas Hills, California 91301-9932
Attention:      Servicing
[Note: Subject to change in the event Lender or its address changes]

Re:	CONVERSION REQUEST issued pursuant to that Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011, by and among the undersigned (“Borrower”), Lender and Fannie Mae (as amended from time to time, the “Master Agreement”).
Ladies and Gentlemen:
This constitutes a Conversion Request pursuant to the terms of the above-referenced Master Agreement.
     1. Request. Borrower hereby requests that there occur a conversion of all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:
          (a) Designation of Amount of Conversion. The amount of the conversion shall be $________________________.
          (b) Designation of Maturity Date of Fixed Advance. The maturity date of the Fixed Advance shall be May 1, 2023.

          (c) Designation of Yield Maintenance Period for Fixed Advance. The Yield Maintenance Period End Date for the Fixed Advance shall be the last day of November, 2022.
          (d) Prepayment of Variable Advances. (If necessary) The Variable Advances Outstanding which will be prepaid on the Closing Date for the conversion are as follows:

Closing Date of Variable Advance:

Maturity Date of Variable Advance:

Amount of Advance:

(Note: Any Fixed Advances made in conjunction with a conversion of all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment must be accompanied by an Advance Request and shall be reviewed in accordance with the terms of the Master Agreement.)
          (e) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 1.10 of the Master Agreement, including (i) the Conversion Documents, as well as (ii) a Compliance Certificate and (iii) an Organizational Certificate will be delivered on or before the Closing Date.
     2. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.
[Remainder of Page Intentionally Blank]

Sincerely,

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

	Name:	Jonathan M. Colman
	Title:	Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

EXHIBIT I TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
MASTER CREDIT FACILITY AGREEMENT CONVERSION AMENDMENT
     This ____ AMENDMENT TO SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT (the “Amendment”) is made as of the ____ day of _______________, _____, by and among (i) SUN SECURED FINANCING LLC, a Michigan limited liability company, ASPEN-FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership, SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership, SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company, SUN HOLLY FOREST LLC, a Michigan limited liability company, and SUN SADDLE OAK LLC, a Michigan limited liability company (individually and collectively, “Borrower”), (ii) PNC BANK, NATIONAL ASSOCIATION (“Lender”) and (iii) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States.
RECITALS
     A. Borrower, Lender and Fannie Mae are parties to that certain Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011 (as amended from time to time, the “Master Agreement”).
     B. All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to those certain Assignments of Collateral Agreements, dated as of May 29, 2002 and April 28, 2004 (together, the “Assignment”). Fannie Mae is the current holder of all Advances made by Lender pursuant to the Fixed Facility Commitment and the Variable Facility Commitment under the Master Agreement, however Fannie Mae has not assumed (i) the obligations of the Lender under the Master Agreement to make Future Advances, or (ii) any of the obligations of the Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
     C. The parties are executing this Amendment pursuant to the Master Agreement to reflect a conversion of all or a portion of the Variable Facility Commitment to the Fixed Facility Commitment.
     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     1. Conversion. The Variable Facility Commitment shall be reduced by, and the Fixed Facility Commitment shall be increased by, $____________________, and the definitions of “Variable Facility Commitment” and “Fixed Facility Commitment” are hereby replaced in their entirety by the following new definitions:
“Fixed Facility Commitment” means [$_______________] plus such amount as Borrower may elect to add to the Fixed Facility Commitment in accordance with Section 1.08 and Article 4, less such amount as Borrower may elect to extend as a Variable Advance upon the original maturity date of a Fixed Advance pursuant to Section 1.07.
“Variable Facility Commitment” means an aggregate amount of [$_____________], which shall be evidenced by the Variable Facility Note in the form attached hereto as Exhibit C, plus such amount as Borrower may elect to add to the Variable Facility Commitment in accordance with Article 4, less such amount as Borrower may elect to convert from the Variable Facility Commitment to the Fixed Facility Commitment in accordance with Section 1.08, and less such amount by which Borrower may elect to reduce the Variable Facility Commitment in accordance with Article 5.
     2. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     3. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     4. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
[Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto have executed the Master Agreement as an instrument under seal as of the day and year first above written.

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

Name: Jonathan M. Colman
Title: Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

FANNIE MAE:

By:

Name:

Title:

EXHIBIT J TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
RATE FORM
     Pursuant to Section 2.01(b) of that certain Second Amended and Restated Master Credit Facility Agreement dated as of July 27, 2011 (as amended from time to time, the “Master Agreement”) by and among PNC BANK, NATIONAL ASSOCIATION (“Lender”), the undersigned (the “Borrower”), Borrower hereby requests that Lender issue to it an advance with the following terms:

Designation of Advance	_____ Variable Advance
(Check One)	_____ Fixed Advance
     FOR SARM VARIABLE ADVANCE ONLY:

Proposed Initial Adjustable Rate	________ %

Advance Amount	$______________________

Interest Only Period (if applicable)	_______________________

Term	_______ months

Initial 1-/3-Month LIBOR (Current Index)	_______________________

[Breakage Fee Deposit	_______________________]

Variable Facility Fee	___________________ bps

Prepayment Premium Type	_______________________

Closing Date no later than	_______________, _______

MBS Settlement Date	_______________, _______

     FOR FIXED ADVANCE ONLY:

Proposed Pass-Through Rate	________ %

Note Rate	________ %

Advance Amount	$

Term	months

Interest Only Period [if applicable]	months

Fixed Facility Fee	bps

MBS Issue Date

MBS Settlement Date

Maximum Annual Coupon Rate	%

Yield Maintenance Period

Amortization Period	months

Closing Date no later than
     Lender will provide Borrower with written confirmation when and if it has obtained a commitment for the purchase of a Fannie Mae MBS having the characteristics described above or better. In the event that the lowest available Initial Adjustable Rate or Proposed Pass-Through Rate, as applicable, is greater than that specified above, Lender will not proceed without the prior written authorization of Borrower.
     Borrower certifies that all conditions contained in Article 2 of the Master Agreement that are required to be satisfied will be satisfied on or before the Closing Date.
     Defined terms used herein shall have the same meaning as set forth in the Master Agreement.
Dated: ____________________, ____

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

	Name:	Jonathan M. Colman
	Title:	Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

     Pursuant to Section 2.01(c) of the Master Agreement, Lender hereby confirms that it has obtained a commitment for the purchase of a Fannie Mae MBS in conformance with the terms noted above except for the following:
Dated: __________________________

PNC BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

Rate Setting Date: ____________________, ______, ___:___ AM/PM Eastern Time

EXHIBIT K TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
[INTENTIONALLY DELETED]

K-1

EXHIBIT L TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
ADVANCE REQUEST
THE MASTER AGREEMENT REQUIRES YOU TO MAKE THE REQUESTED FUTURE ADVANCE, IF ALL CONDITIONS CONTAINED IN SECTION 2.04(b) OF THE MASTER AGREEMENT ARE SATISFIED, AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY YOU, WHICH DATE SHALL BE NOT MORE THAN THREE (3) BUSINESS DAYS AFTER OUR RECEIPT OF THE CONFIRMED RATE FORM (OR ON SUCH OTHER DATE AS WE MAY AGREE). LENDER RESERVES THE RIGHT TO REQUIRE THAT WE POST A DEPOSIT AT THE TIME THE MBS COMMITMENT IS OBTAINED AS AN ADDITIONAL CONDITION TO YOUR OBLIGATION TO MAKE THE FUTURE ADVANCE.
____________________, ______
VIA: _______________________
PNC BANK, NATIONAL ASSOCIATION (“Lender”)
26901 Agoura Road, Suite 200
Calabasas Hills, California 91301-9932
Attention: Servicing
[Note: Subject to change in the event Lender or its address changes]

Re:	ADVANCE REQUEST issued pursuant to that Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011 by and among the undersigned (“Borrower”), Lender and Fannie Mae (as amended from time to time, the “Master Agreement”)
Ladies and Gentlemen:
This constitutes an Advance Request pursuant to the terms of the above-referenced Master Agreement.
     1. Request. Borrower hereby requests that Lender make an Advance in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:
(a)	Amount. The amount of the Future Advance shall be $____________.

(b)	Designation of Facility. The Future Advance is a: [Check one]
(i)	_____ Fixed Advance

(ii)	_____ Variable Advance
(c)	Maturity Date. The Maturity Date of the Advance is as follows: ____________.

(d)	Amortization Period.
(i)	I/O Term ____________________.

(ii)	Amortizing Term ______________.
          (e) Yield Maintenance Period. The Yield Maintenance Period shall be _________________.
          (f) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Article 6 of the Master Agreement, including (i) a confirmed Rate Form, (ii) a Variable Facility Note (for Variable Advances only), (iii) a Fixed Facility Note (for Fixed Advances only), (iv) a Compliance Certificate, and (v) an Organizational Certificate, will be delivered on or before the Closing Date.
     2. Available Commitment. The information contained in the following table is true, correct and complete, to the undersigned’s knowledge. The undersigned acknowledges and agrees that the final determination of the information shall be made by Lender, in accordance with the terms of the Master Agreement.
Currently Available Fixed Facility Commitment
Currently Available Variable Facility Commitment
Proposed Amount Drawn on Fixed Facility Commitment
Remaining Fixed Facility Commitment after Proposed Draw
Proposed Amount Drawn on Variable Facility Commitment
Remaining Variable Facility Commitment after Proposed Draw
     For these purposes, the terms
          (a) “Available Fixed Facility Commitment” means, at any time, the maximum amount of Fixed Facility Advances which could be issued and outstanding without causing: (i) the Aggregate Debt Service Coverage Ratio to be less than 1.30:1.0, or (ii) the Aggregate Loan to Value Ratio to be greater than seventy-five percent (75%); and
          (b) “Available Variable Facility Commitment” means, at any time, the maximum amount of Variable Advances which could be issued and outstanding without causing: (i) the Aggregate Debt Service Coverage Ratio to be less than 1.30:1.0, or (ii) the Aggregate Loan to Value Ratio to be greater than seventy-five percent (75%).

     3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.
[Remainder of Page Intentionally Blank]

Sincerely,

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

	Name:	Jonathan M. Colman
	Title:	Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

EXHIBIT M TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
REQUEST
____________________, ______
VIA: _______________________
PNC BANK, NATIONAL ASSOCIATION (“Lender”)
26901 Agoura Road, Suite 200
Calabasas Hills, California 91301-9932
Attention:      Servicing
[Note: Subject to change in the event Lender or its address changes]

Re:	REQUEST issued pursuant to that Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011, by and among the undersigned (“Borrower”), Lender and Fannie Mae (as amended from time to time, the “Master Agreement”)
Ladies and Gentlemen:
This constitutes [an Addition] [a Release] [a Substitution] Request pursuant to the terms of the above-referenced Master Agreement.
[SELECT APPROPRIATE SECTIONS]
     [1. Addition Request. Borrower hereby requests that the Multifamily Residential Property described in this Request be added to the Collateral Pool in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:
          (a) Property Description Package. Attached to this Request is the information and documents relating to the proposed Additional Mortgaged Property required by Lender’s Underwriting Requirements;
          (b) Due Diligence Fees. Enclosed with this Request is a check in payment of all Additional Collateral Due Diligence Fees required to be submitted with this Request pursuant to Section 10.03(b) of the Master Agreement; and
          (c) Accompanying Documents. All reports, certificates and documents required to be delivered pursuant to the conditions contained in Section 6.05 of the Master Agreement will be delivered on or before the Closing Date.
     [1. Release Request. Borrower hereby requests that the Release Property described in this Request be released from the Collateral Pool in accordance with the terms of the Master

Agreement. Following is the information required by the Master Agreement with respect to this Request:
          (a) Description of Release Property. The name, address and location (county and state) of the Mortgaged Property, or other designation of the proposed Release Property is as follows:

Name:

Address:

Location:

          (b) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 6.06 of the Master Agreement will be delivered on or before the Closing Date.
     2. Release Price. Borrower shall pay the Release Price as a condition to the closing of the release of the Release Property from the Collateral Pool.]
     [1. Substitution Request. Borrower hereby requests that the Multifamily Residential Property described in this Request be added to the Collateral Pool and that the Release Property described in this Request be released from the Collateral Pool all in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:
          (a) Property Description Package. Attached to this Request is the information and documents relating to the proposed Substitute Mortgaged Property required by Lender’s Underwriting Requirements.
          (b) Description of Proposed Release Property. The name, owner, address and location (county and state) of the proposed Release Property is as follows:

Name:

Record Owner:

Beneficial Owner:

Address:

Location:

          (c) Accompanying Documents. All reports, certificates and documents required to be delivered pursuant to the conditions contained in Article 6 of the Master Agreement will be delivered on or before the Closing Date.
     2. Substitution Fee. If Lender consents to the addition of the proposed Substitute Mortgaged Property to the Collateral Pool and the release of the proposed Release Property from the Collateral Pool, and Borrower elects to add the Substitute Mortgaged Property to the Collateral Pool and release the proposed Release Property from the Collateral Pool, Borrower shall pay the Substitution Fee and all legal fees and expenses payable by Borrower pursuant to Section 10.04 as one of the conditions to the closing of the addition of the Substitute Mortgaged Property to the Collateral Pool and the release of the proposed Release Property from the Collateral Pool.]
     3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.
[Remainder of Page Intentionally Blank]

Sincerely,

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

	Name:	Jonathan M. Colman
	Title:	Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:
		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

EXHIBIT N TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
CONFIRMATION OF OBLIGATIONS
     THIS CONFIRMATION OF OBLIGATIONS (the “Confirmation of Obligations”) is made as of the ____ day of __________, ____, by and among SUN SECURED FINANCING LLC, a Michigan limited liability company, ASPEN-FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership, SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership, SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company, SUN HOLLY FOREST LLC, a Michigan limited liability company, and SUN SADDLE OAK LLC, a Michigan limited liability company (individually and collectively, “Borrower”), for the benefit of PNC BANK, NATIONAL ASSOCIATION (“Lender”) and FANNIE MAE.
RECITALS
     A. Borrower and Lender are parties to that certain Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011 (as amended from time to time, the “Master Agreement”).
     B. All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to those certain Assignments of Collateral Agreements and other Loan Documents, dated as of May 29, 2002 and April 28, 2004 (the “Assignments”). Fannie Mae is the current holder of all Advances made by Lender pursuant to the Fixed Facility Commitment and the Variable Facility Commitment under the Master Agreement, however Fannie Mae has not assumed (i) the obligations of the Lender under the Master Agreement to make Future Advances, or (ii) any of the obligations of the Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
     C. Borrower has delivered to Lender a Release Request pursuant to the Master Agreement to release a Release Property from the Collateral Pool.
     D. Lender has consented to the Release Request.
     E. The parties are executing this Confirmation of Obligations pursuant to the Master Agreement to confirm that each remains liable for all of its obligations under the Master Agreement and the other Loan Documents notwithstanding the release of the Release Property from the Collateral Pool.
     NOW, THEREFORE, Borrower, in consideration of Lender’s consent to the release of the Release Property from the Collateral Pool and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

     1. Confirmation of Obligations. Borrower confirms that, except with respect to the Release Property, none of its respective obligations under the Master Agreement and the Loan Documents is affected by the release of the Release Property from the Collateral Pool, and each of its respective obligations under the Master Agreement and the Loan Documents shall remain in full force and effect, and it shall be fully liable for the observance of all such obligations, notwithstanding the release of the Release Property from the Collateral Pool.
     2. Beneficiaries. This Confirmation of Obligations is made for the express benefit of both Lender and Fannie Mae.
     3. Capitalized Terms. All capitalized terms used in this Confirmation of Obligations which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     4. Counterparts. This Confirmation of Obligations may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
[Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto have executed the Master Agreement as an instrument under seal as of the day and year first above written.

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

	Name:	Jonathan M. Colman
	Title:	Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

PNC BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

EXHIBIT O TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
EXPANSION REQUEST
     THE MASTER AGREEMENT REQUIRES YOU TO PERMIT THE REQUESTED INCREASE IN THE COMMITMENT, AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY YOU, AND OCCURRING WITHIN FIFTEEN (15) BUSINESS DAYS AFTER YOUR RECEIPT OF THE EXPANSION REQUEST (OR ON SUCH OTHER DATE AS WE AGREE), AS LONG AS ALL CONDITIONS CONTAINED IN SECTION 6.08 OF THE MASTER AGREEMENT ARE SATISFIED. REFERENCE IS MADE TO THE MASTER AGREEMENT FOR THE SCOPE OF LENDER’S OBLIGATIONS WITH RESPECT TO THIS REQUEST.
____________________, ______
VIA: _______________________
PNC BANK, NATIONAL ASSOCIATION (“Lender”)
26901 Agoura Road, Suite 200
Calabasas Hills, California 91301-9932
Attention: Servicing
[Note: Subject to change in the event Lender or its address changes]
Re:	EXPANSION REQUEST issued pursuant to that Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011, by and among the undersigned (“Borrower”), Lender and Fannie Mae (as amended from time to time, the “Master Agreement”)
Ladies and Gentlemen:
This constitutes an Expansion Request pursuant to the terms of the above-referenced Master Agreement.
     1. Request. Borrower hereby requests an increase in the maximum credit commitment in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:
          (a) Amount of Increase. The amount of the increase in the maximum credit commitment and the amount of the increases in the Fixed Facility Commitment or the Variable Facility Commitment are as follows:

RESULTING AMOUNT OF
NAME	INCREASE	COMMITMENT
MAXIMUM CREDIT COMMITMENT:
FIXED FACILITY COMMITMENT:
VARIABLE FACILITY COMMITMENT:
[Note: Section 4.01 of the Master Agreement limits the maximum amount by which the Commitment may be increased to $10,000,000 for a maximum total increase to $____________ and the increase in the Commitment must be in the minimum amount of $5,000,000.]
          (b) Geographical Diversification Requirements. Borrower hereby requests Lender inform Borrower of any change in the Geographical Diversification Requirements.
          (c) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 6.08 of the Master Agreement will be delivered on or before the Closing Date.
     2. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.
[Remainder of Page Intentionally Blank]

Sincerely,

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

	Name:	Jonathan M. Colman
	Title:	Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

EXHIBIT P TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
FACILITY TERMINATION REQUEST
     THE MASTER AGREEMENT REQUIRES YOU TO PERMIT THE [VARIABLE] [FIXED] FACILITY COMMITMENT TO BE REDUCED TO THE AMOUNT DESIGNATED BY US, AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY YOU, WITHIN THIRTY (30) BUSINESS DAYS AFTER THE YOUR RECEIPT OF THE FACILITY TERMINATION REQUEST (OR ON SUCH OTHER DATE AS WE MAY AGREE), IF ALL CONDITIONS CONTAINED IN SECTION 6.10 ARE SATISFIED. REFERENCE IS MADE TO THE MASTER AGREEMENT FOR THE SCOPE OF LENDER’S OBLIGATIONS WITH RESPECT TO THIS REQUEST.
____________________, ______
VIA: _______________________
PNC BANK, NATIONAL ASSOCIATION (“Lender”)
26901 Agoura Road, Suite 200
Calabasas Hills, California 91301-9932
Attention: Servicing
[Note: Subject to change in the event Lender or its address changes]
Re:	FACILITY TERMINATION REQUEST issued pursuant to that Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011, by and among the undersigned (“Borrower”), Lender and Fannie Mae (as amended from time to time, the “Master Agreement”)
Ladies and Gentlemen:
This constitutes a Facility Termination Request pursuant to the terms of the above-referenced Master Agreement.
     1. Request. Borrower hereby requests a permanent reduction in the amount of the [Variable] [Fixed] Facility Commitment in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:
          (a) Amount of Reduction. The amount of the permanent reduction in the [Variable] [Fixed] Facility is as follows:

Amount of Reduction:	$
Resulting Amount of [Variable] [Fixed] Facility:	$

          (b) Required Prepayments. Following are any [Variable] [Fixed] Advances that shall be prepaid in connection with the permanent reduction in the [Variable] [Fixed] Facility:

Closing Date of Advance:	___________________________

Maturity Date of Advance:	___________________________

Amount of Advance:	___________________________
          (c) Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 6.10 of the Master Agreement will be delivered on or before the Closing Date.
     2. Prepayments. Borrower shall pay the required amount of the prepayment for any [Variable] [Fixed] Advances required to be prepaid as a condition to the permanent reduction in the [Variable] [Fixed] Facility Commitment.
     3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.
[Remainder of Page Intentionally Blank]

Sincerely,

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

	Name:	Jonathan M. Colman
	Title:	Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

EXHIBIT Q TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
AMENDMENT TO SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
     This ____ AMENDMENT TO SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT (the “Amendment”) is made as of the ____ day of _______________, _____, by and among (i) SUN SECURED FINANCING LLC, a Michigan limited liability company, ASPEN-FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership, SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership, SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company, SUN HOLLY FOREST LLC, a Michigan limited liability company, and SUN SADDLE OAK LLC, a Michigan limited liability company (individually and collectively, “Borrower”), (ii) PNC BANK, NATIONAL ASSOCIATION (“Lender”) and (iii) FANNIE MAE.
RECITALS
     A. Borrower, Lender and Fannie Mae are parties to that certain Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011 (as amended from time to time, the “Master Agreement”).
     B. All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to those certain Assignments of Collateral Agreements, dated as of May 29, 2002 and April 28, 2004 (together, the “Assignment”). Fannie Mae is the current holder of all Advances made by Lender pursuant to the Fixed Facility Commitment and the Variable Facility Commitment under the Master Agreement, however Fannie Mae has not assumed (i) the obligations of the Lender under the Master Agreement to make Future Advances, or (ii) any of the obligations of the Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated the Lender as the servicer of the Advances contemplated by the Master Agreement.
     C. The parties are executing this Amendment pursuant to the Master Agreement to reflect a permanent reduction of all or a portion of the [Variable] [Fixed] Facility Commitment.
     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:
     1. Reduction of [Fixed] [Variable] Facility Commitment. The [Fixed] [Variable] Facility Commitment shall be reduced by $____________________, and the definition of “[Fixed] [Variable] Facility Commitment” is hereby replaced in its entirety by the following new definition:

“Fixed Facility Commitment” means [$_______________] plus such amount as Borrower may elect to add to the Fixed Facility Commitment in accordance with Section 1.08 and Article 4, less such amount as Borrower may elect to extend as a Variable Advance upon the original maturity date of a Fixed Advance pursuant to Section 1.07.
“Variable Facility Commitment” means an aggregate amount of [$_____________], which shall be evidenced by the Variable Facility Note in the form attached hereto as Exhibit C, plus such amount as Borrower may elect to add to the Variable Facility Commitment in accordance with Article 4, less such amount as Borrower may elect to convert from the Variable Facility Commitment to the Fixed Facility Commitment in accordance with Section 1.08, and less such amount by which Borrower may elect to reduce the Variable Facility Commitment in accordance with Article 5.
     2. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.
     3. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
     4. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
[Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as an instrument under seal as of the day and year first above written.

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

	Name:	Jonathan M. Colman
	Title:	Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

PNC BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

FANNIE MAE:

By:

Name:

Title:

EXHIBIT R TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
CREDIT FACILITY TERMINATION REQUEST
     THE MASTER AGREEMENT THAT THIS AGREEMENT SHALL TERMINATE, AND YOU SHALL CAUSE ALL OF THE COLLATERAL TO BE RELEASED FROM THE COLLATERAL POOL, AT A CLOSING TO BE HELD AT OFFICES DESIGNATED BY YOU ON A CLOSING DATE SELECTED BY YOU, WITHIN TWENTY (20) BUSINESS DAYS AFTER THE YOUR RECEIPT OF THE CREDIT FACILITY TERMINATION REQUEST (OR ON SUCH OTHER DATE AS WE MAY AGREE), AS LONG AS ALL CONDITIONS CONTAINED IN SECTION 6.11 OF THE MASTER AGREEMENT ARE SATISFIED. REFERENCE IS MADE TO THE MASTER AGREEMENT FOR THE SCOPE OF LENDER’S OBLIGATIONS WITH RESPECT TO THIS REQUEST.
____________________, ___
VIA: ______________________
PNC BANK, NATIONAL ASSOCIATION (“Lender”)
26901 Agoura Road, Suite 200
Calabasas Hills, California 91301-9932
Attention: Servicing
[Note: Subject to change in the event Lender or its address changes]

Re:	CREDIT FACILITY TERMINATION REQUEST issued pursuant to Second Amended and Restated Master Credit Facility Agreement, dated as of July 27, 2011, by and among the undersigned (“Borrower”), Lender and Fannie Mae (as amended from time to time, the “Master Agreement”)
Ladies and Gentlemen:
This constitutes a Credit Facility Termination Request pursuant to the terms of the above-referenced Master Agreement.
     1. Request. Borrower hereby requests a termination of the Master Agreement and the Credit Facility in accordance with the terms of the Master Agreement. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 6.11 of the Master Agreement will be delivered on or before the Closing Date.
     2. Prepayment Premium. Borrower shall pay in full all Notes Outstanding and any required prepayment premiums due under the Notes as a condition to the termination of the Master Agreement and the Credit Facility.

     3. Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.
[Remainder of Page Intentionally Blank]

Sincerely,

BORROWER:

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

	Name:	Jonathan M. Colman
	Title:	Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

EXHIBIT S TO
SECOND AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT
INTEREST RATE CAP SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT
     This INTEREST RATE CAP SECURITY, PLEDGE AND ASSIGNMENT AGREEMENT (this “Agreement”), dated as of ____________, ______, is by and among (i) SUN SECURED FINANCING LLC, a Michigan limited liability company, ASPEN-FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership, SUN SECURED FINANCING HOUSING LIMITED PARTNERSHIP, a Michigan limited partnership, SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company, SUN HOLLY FOREST LLC, a Michigan limited liability company, and SUN SADDLE OAK LLC, a Michigan limited liability company (individually and collectively the “Grantor”), and (ii) PNC BANK, NATIONAL ASSOCIATION (“Lender”).
RECITALS:
     A. Grantor, certain other borrowers signatory thereto, and Lender are party to that certain Second Amended and Restated Master Credit Facility Agreement dated as of July 27, 2011 (such agreement, as the same may be amended, supplemented or otherwise modified or amended and restated, from time to time, the “Master Agreement”), pursuant to which Lender has agreed to provide Loans in accordance with and subject to the terms of the Master Agreement. As set forth in Section 1.2 of this Agreement, all capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Master Agreement.
     B. As permitted by the Master Agreement, grantor has made arrangements for the acquisition of a Cap or Caps pursuant to certain documents attached as Exhibit A to this Agreement (the “Cap Documents”).
     C. As security for grantor’s obligations under the Master Agreement and the Note, grantor and Lender are entering into this Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, grantor and Lender agree as follows:
     1. Incorporation of Recitals; Definitions; Interpretation; Reference Materials.
          1.1 Incorporation of Recitals. The recitals set forth in this Agreement are, by this reference, incorporated into and deemed a part of this Agreement.
          1.2 Definitions. Capitalized terms used in this Agreement shall have the meanings given to those terms in this Agreement. Capitalized terms used in this Agreement and not defined in this Agreement, but defined in the Master Agreement, shall have the meanings given to those terms in the Master Agreement.

          1.3 Interpretation. Words importing any gender include all genders. The singular form of any word used in this Agreement shall include the plural, and vice versa, unless the context otherwise requires. Words importing persons include natural persons, firms, associations, partnerships and corporations. The parties hereto acknowledge that each party and their respective counsel have participated in the drafting and revision of this Agreement. Accordingly, the parties agree that any rule of construction which disfavors the drafting party shall not apply in the interpretation of this Agreement or any statement or supplement or exhibit hereto.
          1.4 Reference Materials. Sections mentioned by number only are the respective sections of this Agreement so numbered. Reference to “this section” or “this subsection” shall refer to the particular section or subsection in which such reference appears. Any captions, titles or headings preceding the text of any section and any table of contents or index attached to this Agreement are solely for convenience of reference and shall not constitute part of this Agreement or affect its meaning, construction or effect.
     2. Collateral and Obligations; Further Assurances.
          2.1 Security Interest in Collateral. To secure grantor’s obligations under the Master Agreement, the Note and the other Loan Documents (the “Obligations”), grantor hereby assigns, pledges and grants a security interest to Lender in and to all of grantor’s right, title and interest in and to the following (collectively, the “Collateral”):
               (a) the Cap and the Cap Documents;
               (b) any and all moneys (collectively, “Payments”) payable to grantor, from time to time, pursuant to the Cap Documents by the counterparty under the Cap Documents (the “Counterparty”);
               (c) all rights of grantor under any of the foregoing, including all rights of grantor to the Payments, contract rights and general intangibles now existing or hereafter arising with respect to any or all of the foregoing;
               (d) all rights, liens and security interests or guarantees now existing or hereafter granted by the Counterparty or any other person to secure or guaranty payment of the Payments due pursuant to the Cap Documents;
               (e) all documents, writings, books, files, records and other documents arising from or relating to any of the foregoing, whether now existing or hereafter arising;
               (f) all extensions, renewals and replacements of the foregoing; and
               (g) all cash and non-cash proceeds and products of any of the foregoing, including, without limitation, interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the other Collateral.

     3. Delivery of Cap Documents.
          3.1 Acquisition of Cap; Delivery of Cap Documents. Grantor has, on or before the date of this Agreement, executed and delivered the Cap Documents to the Counterparty and has delivered to Lender fully executed originals of such Cap Documents. True, complete and correct copies of the Cap Documents and all amendments thereto, fully executed by all parties, are attached as Exhibit A hereto. Grantor hereby represents and warrants to Lender that there is no additional security for or any other arrangements or agreements relating to the Cap Documents.
          3.2 Obligations Remain Absolute. Nothing contained herein shall relieve grantor of its primary obligation to pay all amounts due in respect of its obligations under the Master Agreement, the Note or the Other Loan Documents.
     4. Representations and Warranties.
          4.1 Representations and Warranties of grantor. Grantor represents and warrants to Lender on the Closing Date that:
               (a) it has all requisite power and authority to enter into this Agreement and to carry out its obligations under this Agreement; the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of grantor; this Agreement has been duly executed and delivered by it and is the valid and binding obligation of grantor, enforceable against it in accordance with its terms; and
               (b) it is the legal and beneficial owner of, and has good and marketable title to (and full right and authority to assign), the Collateral, free and clear of all Liens.
     5. Maintenance, Administration of Cap.
          5.1 Compliance with Master Agreement. Grantor agrees to comply with the provisions of the Master Agreement related to obtaining and maintaining at all applicable times a Cap which satisfies the requirements of the Master Agreement.
          5.2 Event of Default. Upon the occurrence and during the continuance of any “Event of Default” under the Master Agreement, Lender shall have and may exercise the same rights, powers, and remedies with respect to the Collateral that grantor may exercise, which rights, powers, and remedies are incorporated herein by this reference for all purposes. In furtherance and not in limitation of the foregoing, Lender shall have all rights, remedies and recourses with respect to the Collateral granted in the Master Agreement and any other instrument executed in connection therewith, or existing at common law or equity (including specifically those granted by the Uniform Commercial Code as adopted in the District of Columbia), the right of offset, the right to sell the Collateral at public or private sale, and the right to receive distributions to Grantor, and such rights and remedies (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against grantor and any other party obligated under the Obligations, or against the Collateral, or any other security for the

Obligations, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be and shall be, non-exclusive.
     If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, grantor shall remain liable for any deficiency (subject to the applicable non-recourse provisions of the Master Agreement).
     Upon the occurrence and continuance of an “Event of Default” under the Master Agreement, in case of any sale by Lender of any of the Collateral, which may be elected at the option and in the complete discretion of Lender, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser, but Lender shall not incur any liability in case of failure of the purchaser to take up and pay for the Collateral so sold. In case of any such failure, such Collateral so sold may be again similarly sold. After deducting all costs or expenses of every kind (including, without limitation, the reasonable attorneys’ fees and legal expenses incurred by Lender), Lender shall apply the residue of the proceeds of any sale or sales in such manner as Lender may deem advisable.
     6. Miscellaneous Provisions.
          6.1 Termination. This Agreement shall terminate upon the date which is ninety-one (91) days after the date on which all amounts due under the Master Agreement, the Note and the other Loan Documents have been paid in full, provided that during such ninety-one (91) day period no Act of Bankruptcy (as defined below) shall have occurred. “Act of Bankruptcy” means the filing of a petition in bankruptcy or other commencement of a bankruptcy or similar proceeding by or against grantor under any applicable bankruptcy, insolvency, reorganization or similar law now in effect or any such proceeding by or against grantor under any applicable bankruptcy, insolvency, reorganization or similar law in effect after the date of this Agreement. Upon termination of this Agreement, all Collateral shall be reassigned to grantor without recourse, representation or warranty.
          6.2 Attorney-In-Fact. Without limiting any rights or powers granted by this Agreement to Lender, upon the occurrence and during the continuance of any “Event of Default” under the Master Agreement, Lender is hereby appointed the attorney-in-fact of grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of grantor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.
          6.3 Further Assurances. At any time and from time to time, at the expense of grantor, grantor shall promptly execute and deliver to Lender all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may request, in order to carry out the intent and purposes of this Agreement or to enable Lender to exercise and enforce its rights and remedies under this Agreement all at the sole expense of grantor and so long as the obligations of grantor are not materially increased or the rights of Grantor are not materially decreased thereby.
          6.4 Expenses. Grantor agrees to pay to Lender all reasonable out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the preservation of rights under or enforcement of any of the provisions of this Agreement or performance by Lender of any obligations of grantor in respect of the Collateral which Grantor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in Collateral and defending or asserting rights and claims of Lender in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Obligations hereby secured.
          6.5 No Deemed Waiver. No failure on the part of Lender or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.
          6.6 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement may not be amended, changed, waived or modified except by a writing executed by each party hereto.
          6.7 Successors and Assigns. This Agreement shall inure to the benefit of, and be enforceable by, grantor and Lender and their respective successors and permitted assigns, and nothing herein expressed or implied shall be construed to give any other person any legal or equitable rights under this Agreement.
          6.8 Notices. The provisions of Section 17.08 of the Master Agreement (entitled “Notices”) are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
          6.9 Governing Law. The provisions of Section 17.06 of the Master Agreement (entitled “Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial”) are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
          6.10 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

          6.11 Multiple Counterparts. This Agreement may be simultaneously executed in multiple counterparts, all of which shall constitute one and the same instrument and each of which shall be, and shall be deemed to be, an original.
          6.12 Grantor’s Liability. Grantor’s liability and the liability of any general partner of Grantor hereunder shall be limited to the extent provided in Section 15.01 of the Master Agreement (entitled “Personal Liability of Borrower”).
[Remainder of Page Intentionally Blank]

     Grantor and Lender have caused this Agreement to be signed as an instrument under seal, on the date first written above, by their respective officers duly authorized.

GRANTOR

SUN SECURED FINANCING LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

ASPEN — FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability company, its general partner

	By:	Sun Communities, Inc., a Maryland Corporation, its manager

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

By:

	Name:	Jonathan M. Colman
	Title:	Executive Vice President — Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

	By:	Sun Communities, Inc., a Maryland Corporation, its general partner

By:

		Name:	Jonathan M. Colman
		Title:	Executive Vice President — Acquisitions

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

EXHIBIT A
Cap Documents
(See Attached)